As filed with the Securities and Exchange Commission on April 29, 2005

Registration No. 33-54126; 811-7332

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        TM

Post-Effective Amendment No. 56

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        TM

Amendment No. 60

(Check appropriate box or boxes)

BARCLAYS GLOBAL INVESTORS FUNDS

(Exact Name of Registrant as specified in Charter)

45 Fremont Street

San Francisco, CA 94105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 244-1544

c/o Investors Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Avenue, N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to Rule 485(b), or

☐	60 days after filing pursuant to Rule 485(a)(1), or

☐	75 days after filing pursuant to Rule 485(a)(2), or

☒	On May 1, 2005 pursuant to Rule 485(b)

☐	on pursuant to Rule 485(a)(1)

☐	on pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS | MAY 1, 2005

BOND INDEX FUND

S&P 500 STOCK FUND

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BARCLAYS GLOBAL INVESTORS *funds*

FUND BASICS

	3	Investment Objectives

	4	Summary of Principal Investment Strategies

	5	Summary of Principal Risk Factors

	7	Investment Returns

	9	Fees and Expenses

FUND DETAILS

	10	A Further Discussion of Investment Strategies

	11	A Further Discussion of Risk Factors

DETAILS IN COMMON

	14	Management of the Funds

	16	Shareholder Information

	22	Financial Highlights

FUND BASICS

Investment Objectives1

Bond Index Fund

The Fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Aggregate Bond Index2 (“Lehman Aggregate Bond Index”).

S&P 500 Stock Fund3

The Fund seeks to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

[1]	Each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective. All discussion of investment objectives, strategies and risks of a particular Fund refers also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed examination of the relationship of the Funds to their Master Portfolios appears on page 21.
[2]	Lehman Brothers, Inc. does not sponsor, endorse, sell or promote the Bond Index Fund or the Bond Index Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A., Barclays Global Fund Advisors, the Bond Index Fund or its Master Portfolio. Lehman Brothers, Inc. makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Bond Index Fund or its Master Portfolio.
[3]	Standard & Poor’s does not sponsor, endorse, sell or promote the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A., Barclays Global Fund Advisors, the S&P 500 Stock Fund or its Master Portfolio. “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are trademarks of McGraw-Hill, Inc., and have been licensed for use by the S&P 500 Stock Fund and its Master Portfolio. Standard & Poor’s makes no representation or warranty, expressed or implied, regarding the advisability of investing in the S&P 500 Stock Fund or its Master Portfolio.

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Summary of Principal Investment

Strategies

Bond Index Fund

The Fund pursues its objective by seeking to match the total return performance of the Lehman Aggregate Bond Index, which is composed of approximately 5,500 fixed income securities. The fixed income securities that comprise the Lehman Aggregate Bond Index include U.S. Government securities and investment grade corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Fund invests in a sample of these securities. Securities are selected for investment by the Fund in accordance with their relative proportion of the Lehman Aggregate Bond Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors.

S&P 500 Stock Fund

The Fund pursues its objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange.1 The weightings of stocks in the S&P 500 Index are based on each stock’s relative total market capitalization; that is, its market price per share times the number of shares outstanding. The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index.

Bond Index Fund and S&P 500 Stock Fund

No attempt is made to manage the Funds using economic, financial and market analysis. Each Fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its respective benchmark index. Under normal circumstances, at least 90% of the value of each Fund’s assets, plus the amount of any borrowing for investment purposes, is invested in investments comprising such Fund’s benchmark index, which for the Bond Index Fund are considered “bonds.” Barclays Global Fund Advisors (“BGFA”) considers investments that provide substantially similar exposure to securities in the Bond Index Fund’s benchmark index to be investments comprising such Fund’s benchmark index. Each Fund may also invest in high-quality money market instruments, including shares of money market funds advised by BGFA.

[1]	In or around March 2005, Standard & Poor’s will begin shifting the S&P 500 Index from market capitalization weights to float-adjusted market capitalization weights. This transition is expected to be completed in or around September 2005.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the Funds could lose money or the Funds’ performance could trail that of other alternative investments.

Risks of Investing in the Bond Index Fund

The value of your investment in this Fund is based on the price of the bonds in which the Fund invests.

The value of bonds may fall because of a rise in interest rates.

The value of bonds may fall in response to economic events or trends.

The value of individual bonds may fall with the decline in an issuer’s real or apparent ability to meet its financial obligations.

An issuer of a bond may be unable to make interest payments or repay principal on time and the bond could lose all or some of its value, or pay less interest.

Borrowers may prepay their mortgages or loans faster than expected (which is commonly referred to as “prepayment”), thereby affecting the mortgage-backed or asset-backed security’s average life and potentially its yield.

Borrowers may extend the repayment of their mortgages or loans for longer periods than expected, thereby affecting the mortgage-backed or asset-backed security’s average life and potentially its yield.

BGFA makes no attempt to individually select securities because the Fund is managed by determining which securities are to be purchased or sold to maintain, to the extent feasible, a representative sample of securities in the Lehman Aggregate Bond Index. Securities that BGFA selects may not match the performance of the Lehman Aggregate Bond Index.

As with all mutual funds, the Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

Risks of Investing in the S&P 500 Stock Fund

The value of your investment in this Fund is based on the price of the stocks in which the Fund invests.

The prices of stocks may fall in response to economic events or trends.

The prices of individual stocks may fall with the decline in an issuer’s financial condition.

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BGFA makes no attempt to individually select securities because the Fund is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the S&P 500 Index.

As with all mutual funds, the Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in a Fund is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest in the Funds

The Funds are designed for investors who desire a convenient way to invest either in bonds issued in the United States (the Bond Index Fund) or a broad spectrum of U.S. large-cap stocks (the S&P 500 Stock Fund). Although these markets have increased in value over the long term, they have also decreased over the short-term. This volatility is particularly characteristic of stocks.

The Funds do not by themselves constitute a balanced investment program. Diversifying your investments by buying shares in both Funds or in other funds may improve your long-term return as well as reduce short-term volatility.

For additional information on risk, see A Further Discussion of Risk Factors on page 11.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the Funds by showing the changes in their performance from year to year. The bar charts show the returns for each Fund for each full calendar year since the Fund’s inception. The average annual total return tables (before and after taxes) compare each Fund’s average annual total return with the return of a corresponding index for one, five and ten years. How the Funds have performed in the past is not an indication of how the Funds will perform in the future.

Bond Index Fund

Year-By-Year Returns

The highest and lowest quarterly returns for the Bond Index Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return: 2nd Quarter of 1995	Lowest Quarterly Return: 1st Quarter of 1996

6.50%	-2.56%

BOND INDEX FUND AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

	ONE YEAR	FIVE YEARS	TEN YEARS
Bond Index Fund
Return Before Taxes	4.05%	7.64%	7.43%
Return After Taxes on Distributions	2.29%	5.34%	4.92%
Return After Taxes on Distributions and Sale of Fund Shares	2.61%	5.13%	4.80%
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.72%

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax

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situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements such as 401(k) Plans or Individual Retirement Accounts (“IRAs”). The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

S&P 500 Stock Fund

Year-By-Year Returns

The highest and lowest quarterly returns for the S&P 500 Stock Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return: 4th Quarter of 1998	Lowest Quarterly Return: 3rd Quarter of 2002

21.31%	-17.29%

S&P 500 STOCK FUND AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

	ONE YEAR	FIVE YEARS	TEN YEARS
S&P 500 Stock Fund
Return Before Taxes	10.67%	-2.51%	11.81%
Return After Taxes on Distributions	10.32%	-3.62%	10.31%
Return After Taxes on Distributions and Sale of Fund Shares	7.37%	-2.49%	9.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	10.88%	-2.30%	12.07%

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements such as 401(k) Plans or IRAs. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

8	BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares in either the Bond Index Fund or the S&P 500 Stock Fund. The expenses are deducted from Fund assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

	Bond Index Fund	S&P 500 Stock Fund
Management Fees	0.08%	0.05%
Other Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses*	0.23%	0.20%

*	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.

Example

The example below is intended to help you compare each Fund’s costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Funds’ operating expenses remain the same.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Bond Index Fund	$24	$74	$130	$293
S&P 500 Stock Fund	$20	$64	$113	$255

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FUND DETAILS

A Further Discussion of Investment

Strategies

Each Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Fund’s benchmark index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of a Fund’s net assets increased or decreased exactly as the total return of the Fund’s benchmark index increased or decreased. A Fund’s ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Fund’s expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the Fund’s benchmark index is calculated; the size of the Fund’s investment portfolio; and the timing, frequency and size of shareholder purchases and redemptions.

The sampling techniques utilized by the Bond Index Fund are designed to allow the Fund to substantially duplicate the investment performance of the Lehman Aggregate Bond Index. However, the Bond Index Fund is not expected to track the Lehman Aggregate Bond Index with the same degree of accuracy that complete replication of the index would provide. In addition, at times, the portfolio composition of each Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of the index that each Fund tracks.

Each Fund also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. Each Fund may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index.

Investing in Indexes

Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. One way an index fund seeks to match an index’s performance, before fees and expenses, is by buying and selling all of the index’s securities in the same proportion as they are reflected in the index. This is what the S&P 500 Stock Fund does.

The Bond Index Fund has a more difficult task. As a practical matter, it would be inefficient to hold each of the over 5,500 securities included in the Lehman Aggregate Bond Index. It can, however, substantially replicate the index’s profile by holding a representative sample of the 5,500 securities. It may, for example, hold U.S. Government obligations and corporate bonds in a similar proportion to the index. And it can match such index features as:

■	Average time to maturity for both government and corporate securities;

■	Securities’ coupon rates, which are the interest rates securities pay based on their face values;

■	Economic sectors represented by securities;

■	Credit quality of securities; and

■	Whether or not securities are callable, which means the issuer has the right to repay principal and interest before maturity.

10	BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Risk

Factors

In addition to the principal risks of investing summarized under Summary of Principal Risk Factors, the Funds have the following risks.

Equity Securities. The equity investments of the S&P 500 Stock Fund are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Different parts of the equity market and different types of equity securities, however, can fluctuate separately in response to issuer, political, market and economic developments.

Debt Securities. The debt instruments in which the Bond Index Fund invests are subject to credit and interest rate risks. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests. The value of the debt instruments generally changes inversely to market interest rates. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. The Fund’s exposure to interest-rate risk will increase to the extent the Fund’s assets are invested in long-term bonds, because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities. Although some of the Fund’s portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of those securities will fluctuate. Certain securities issued by U.S. Government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. Government. Furthermore, no assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Mortgage-Backed Securities. Mortgage-backed securities in which the Bond Index Fund may invest are subject to additional risks besides interest-rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment’s average life and yield.

The Fund may obtain exposure to mortgage-backed securities through the use of “to-be-announced” or “TBA” transactions, which involve a commitment to deliver mortgage-backed securities at a future date. In the event of default of bankruptcy of a counterparty to a TBA transaction, the Fund would be exposed to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-backed securities specified in the TBA transaction.

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Asset-Backed Securities. The risks of investments in asset-backed securities by the Bond Index Fund are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayment and extension risks, which shorten or lengthen the weighted average life of asset-backed securities and may lower their return, in the same manner as described under “Mortgage-Backed Securities” risks above. Moreover, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities. In addition, as purchasers of an asset-backed security, the Fund generally would have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

Foreign Securities. Investing in the securities of issuers in any foreign country, including through American Depository Receipts and European Depository Receipts, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or potentially confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with investments in foreign securities may include higher custodial fees than apply to domestic custodial arrangements. A Fund’s performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer’s securities.

Tracking Error Risk. Certain factors may affect BGFA’s ability to achieve close correlation with the index that each Fund tracks, such as rounding of prices and changes to an index and regulatory policies. Therefore, the return of a Fund may deviate from that of the index.

Other Investment Considerations. The Funds may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the Funds may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves, which may have an adverse impact on the Funds’ performance. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. In addition, the Funds may be required to pay additional collateral to a counterparty in a derivative transaction, which may also have an adverse impact on the Funds’ performance. In addition, in the event that the marked-to-market value of any over-the-counter derivative transaction(s) entered into by the Funds gives rise to negative exposure (that is, if the relevant derivative transaction(s) were to be terminated, the Funds would owe money to the counterparty), the Funds may be required to post collateral to its counterparty in order to reduce or eliminate that negative exposure, which may have an adverse impact on the Funds’ performance.

Concentration. Each Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index

12	BARCLAYS GLOBAL INVESTORS FUNDS

concentrates in a particular industry. To the extent a Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

For a description of the Funds’ policies and procedures with respect to disclosure of the Funds’ corresponding Master Portfolios’ portfolio holdings and a further discussion of the Funds’ investments and risks, please refer to the Funds’ Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

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DETAILS IN COMMON

Management of the Funds

Investment Adviser

The Funds are feeder funds that invest all of their assets in Master Portfolios with substantially identical investment objectives, strategies and policies. BGFA, a registered investment adviser, serves as investment adviser for each Master Portfolio. For its services to the Master Portfolios, BGFA is entitled to receive fees at the following annual rates, which are percentages of the applicable Master Portfolio’s average daily net assets:

FUND	ANNUAL INVESTMENT ADVISORY FEE RATE
Bond Index Fund	0.08%
S&P 500 Stock Fund	0.05%

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2004, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.3 trillion in assets.

Portfolio Managers

Bond Index Fund

Michael Fong and Lee Sterne are primarily responsible for the day-to-day management of the Bond Index Master Portfolio (the “Portfolio Managers”). Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities, but each Portfolio manager has appropriate limitations on their authority for risk management and compliance purposes.

Michael Fong is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the Bond Index Master Portfolio since January 2003. Prior to becoming a Portfolio Manager, Michael Fong worked as a strategist in U.S. Active Fixed Income at BGI from 1998 to 2002.

Lee Sterne is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the Bond Index Master Portfolio since August 1996.

S&P 500 Stock Fund

Ed Corallo and Patrick O’Connor are primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio (the “Portfolio Managers”). Each Portfolio Manager is responsible for various functions related to

14	BARCLAYS GLOBAL INVESTORS FUNDS

portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities, but each Portfolio manager has appropriate limitations on their authority for risk management and compliance purposes.

Ed Corallo is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio since April 1999.

Patrick O’Connor is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio since September 1999.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Funds for which they are Portfolio Managers.

Administrative Services

BGI provides the following services, among others, as the Funds’ administrator:

■	Management of the Funds’ non-investment operations;

■	Preparation of reports for the Funds’ Board of Trustees;

■	Preparation of reports required by the Securities and Exchange Commission (“SEC”) and state securities commissions; and

■	Preparation of proxy statements and shareholder reports.

BGI is entitled to receive fees at the following annual rates, which are percentages of the applicable Fund’s average daily net assets. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by each Fund.

FUND	ANNUAL ADMINISTRATIVE FEE RATE
Bond Index Fund	0.15%
S&P 500 Stock Fund	0.15%

The Funds have contracted with certain intermediaries (“Shareholder Servicing Agents”) to service individual Fund accounts. In addition to processing purchases and redemptions of shares on behalf of eligible investors, Shareholder Servicing Agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. Out of the fees it receives for providing administrative services, BGI pays shareholder servicing fees to Shareholder Servicing Agents in amounts that reflect fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

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Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Fund shares, you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an IRA;

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the Funds’ custodian, transfer agent and dividend disbursing agent, or one of the Funds’ shareholder servicing agents; or

■	Initially invest a minimum of $1 million directly through IBT.

In order to invest, a completed account application form must be submitted and processed by your shareholder servicing agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account. Your shareholder servicing agent may charge you a fee and may offer additional account services. Additionally, your shareholder servicing agent may have procedures for placing orders for Fund shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Contact your shareholder servicing agent directly for more information and details.

How to Buy Shares

■	Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) Plan or from a rollover IRA. (Make arrangements through your employer.) If you are investing through a shareholder servicing agent, your shareholder servicing agent is responsible for transmitting your purchase order.

■	Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

■	Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

■	Direct buyer. See “Special Instructions for Direct Buyers” on page 17.

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on any day the Funds are open (a “Business Day”) to purchase shares at that day’s net asset value per share (“NAV”). Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and NYSE holidays.

*	Your shareholder servicing agent is responsible for supplying plan documents, itemizing account maintenance fees, and describing the amount and nature of the investments allowed by law.

16	BARCLAYS GLOBAL INVESTORS FUNDS

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

■	Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

■	Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

■	Qualified buyer. Contact your shareholder servicing agent.

■	Direct buyer. See “Special Instructions for Direct Buyers” below.

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on any Business Day to sell shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven business days after the sale. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Direct Buyers

Direct buyers who have established an account with a Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call 1 888 204 3956 to receive a bank-wire application.

17

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA #011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name:

Shareholder Account Number:

Fund Number:

1062 (Bond Index Fund)

1072 (S&P 500 Stock Fund)

■	To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and your account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct buyers can ask IBT to wire proceeds directly to their designated bank account.**

■	When a direct buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent. Each Fund’s NAV is calculated at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on any Business Day. The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds’ SAI includes a description of the methods for valuing the Master Portfolios’ investments, including a description of the circumstances in which the Master Portfolios’ investments would be valued using fair value pricing and the effects of using fair value pricing.

The price at which a purchase or redemption order for a Fund’s shares is processed is based on the next calculation of that Fund’s NAV after the order is received in proper form.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sales proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

18	BARCLAYS GLOBAL INVESTORS FUNDS

Fund Distributions

The S&P 500 Stock Fund makes distributions of any net investment income to investors every quarter. The Bond Index Fund makes distributions of any net investment income to shareholders every month. Each Fund distributes its realized net capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund, unless you request payment in cash.

Frequent Trading in Fund Shares

Frequent purchases and redemptions of Fund shares (“frequent trading”) may have a detrimental effect on the Funds and their shareholders. Depending on various factors, such as the size of the Funds’ corresponding Master Portfolios and the amount of assets maintained in cash, frequent trading may harm the performance of a Fund by interfering with the implementation of the corresponding Master Portfolios’ investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of Fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”).

BGI will monitor for market timing activity in the Bond Index Master Portfolio pursuant to a policy and procedures adopted by the Master Portfolios’ Board of Trustees. Due to the complexity and subjectivity involved in identifying market timing activity, there can be no assurance that BGI will identify all trades and trading practices that are market timing activity. In addition, BGI’s ability to monitor trades that are placed by participants in plans that are shareholders in the Bond Index Fund or other shareholders in the Bond Index Fund that are trading through omnibus accounts maintained by intermediaries is severely limited because BGI does not receive transaction information showing individual investment decisions. In addition, intermediaries’ ability to impose restrictions on the trading practices of their clients may be affected by legal or technological limitations. BGI, however, monitors aggregate trades and seeks to work with intermediaries to address potential market timing activity that has a significant effect on the performance of the Bond Index Master Portfolio and restrict or eliminate such activity where possible.

The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing activity in the S&P 500 Index Master Portfolio because the primary market for large capitalization U.S. equity securities closes at the same time as of which the net asset value for the S&P 500 Index Master Portfolio is calculated (normally 4:00 p.m. Eastern time). BGI’s ability to monitor trades that are placed by participants in plans that are shareholders in the S&P 500 Stock Fund or other shareholders in the S&P 500 Stock Fund that are trading through omnibus accounts maintained by intermediaries is severely limited because BGI does not receive transaction information showing individual investment decisions. In addition, intermediaries’ ability to impose restrictions on the trading practices of their clients may be affected by legal or technological limitations.

The Funds’ Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds in light of the nature of the Funds’ shareholders and the accounts through which they hold their shares.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting Fund shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

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As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and net realized capital gains. Distributions from a Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based upon your tax rate and the amount and character of the Funds’ distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced tax rate if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual, your distributions attributable to the Fund’s qualified dividend income generally can be treated by you as qualified dividend income, taxed to you at a maximum 15% rate of tax, as long as certain holding period requirements are met, including by you for your Fund shares. Qualified dividend income is, in general, dividend income received from certain U.S. and foreign corporations. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions usually create the following tax liability:

TRANSACTION	TAX STATUS
Qualified dividend income distribution	Qualified dividend income
Other income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

A portion of distributions paid to corporate shareholders of the S&P 500 Stock Fund may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your Fund shares you generally will have a taxable capital gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges). In certain circumstances, a loss on the sale or exchange may be disallowed.

TRANSACTION	TAX STATUS
You sell shares owned for more than one year	Long-term capital gain or loss
You sell shares owned for one year or less	Short-term capital gain or loss

If you buy Fund shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Fund sells the appreciated securities and distributed the realized gain. Each Fund has built up, or has the potential to build up, high levels of unrealized appreciation in its investments.

Following the end of each year, the Funds will send you a notice that tells you how much you’ve received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

20	BARCLAYS GLOBAL INVESTORS FUNDS

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or Individual Retirement Account, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio that has substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. Feeder funds, including the Funds, bear their corresponding Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its corresponding Master Portfolio if it believes doing so is in the Fund’s shareholders’ best interests. If the Board of Trustees decide to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

21

Financial Highlights

The tables that follow provide a picture of each Fund’s financial performance. The information reflects financial results for a single Fund share. The total returns in the tables represent the rates of return that an investor would have earned or lost on an investment in each of the Funds, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended after December 31, 2000 has been audited by PricewaterhouseCoopers LLP. For all other periods the information was audited by KPMG LLP. The independent auditor’s report along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual reports at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m., Eastern Time.

Bond Index Fund

Financial Highlights

For a share outstanding throughout the period

	BOND INDEX FUND

	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001		Year Ended Dec. 31, 2000
Net asset value, beginning of year	$10.02	$10.14	$9.76	$9.54		$9.15
Income from investment operations:
Net investment income	0.45	0.52	0.58	0.53	(c)	0.63
Net realized and unrealized gain (loss)	(0.05)	(0.13)	0.36	0.29	(c)	0.40
Total from investment operations	0.40	0.39	0.94	0.82		1.03
Less distributions from:
Net investment income	(0.49)	(0.51)	(0.56)	(0.60)		(0.64)
Total distributions	(0.49)	(0.51)	(0.56)	(0.60)		(0.64)
Net asset value, end of year	$9.93	$10.02	$10.14	$9.76		$9.54
Total return	4.05%	3.92%	9.90%	8.80%		11.76%
Ratios/Supplemental data:
Net assets, end of year (000s)	$217,013	$178,217	$96,281	$82,923		$69,051
Ratio of expenses to average net assets(a)	0.23%	0.23%	0.23%	0.23%		0.23%
Ratio of net investment income to average net assets(a)	4.34%	4.09%	5.12%	5.85%	(c)	6.59%
Portfolio turnover rate(b)	148%	67%	118%	53%		52%

(a)	These ratios include the Fund’s share of expenses charged to the corresponding Master Portfolio.
(b)	Represents the portfolio turnover rate of the Fund’s corresponding Master Portfolio.
(c)	Effective January 1, 2001, the Bond Index Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change on the Bond Index Fund for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain (loss) per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.23% to 5.85%. Per share and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in policy.

The	accompanying notes are an integral part of these financial statements.

22	BARCLAYS GLOBAL INVESTORS FUNDS

S&P 500 Stock Fund

Financial Highlights

(For a share outstanding throughout the period)

	S&P 500 STOCK FUND

	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001(c)	Year Ended Dec. 31, 2000(c)
Net asset value, beginning of year	$134.74	$106.71	$139.28	$170.64	$216.24
Income from investment operations:
Net investment income	3.51	1.86	0.48	1.76	2.32
Net realized and unrealized gain (loss)	10.69	28.06	(32.63)	(22.96)	(22.08)
Total from investment operations	14.20	29.92	(32.15)	(21.20)	(19.76)
Less distributions from:
Net investment income	(2.99)	(1.89)	(0.40)	(1.76)	(2.32)
Net realized gain	—	—	(0.02)	(8.40)	(23.52)
Total distributions	(2.99)	(1.89)	(0.42)	(10.16)	(25.84)
Net asset value, end of year	$145.95	$134.74	$106.71	$139.28	$170.64
Total return	10.67%	28.37%	(22.20)%	(12.11)%	(9.34)%
Ratios/Supplemental data:
Net assets, end of year (000s)	$440,365	$1,394,613	$945,499	$1,420,520	$1,871,741
Ratio of expenses to average net assets(a)	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets(a)	1.63%	1.59%	1.41%	1.15%	1.07%
Portfolio turnover rate(b)	14%	8%	12%	9%	10%

(a)	These ratios include the Fund’s share of expenses charged to the corresponding Master Portfolio.
(b)	Represents the portfolio turnover rate of the Fund’s corresponding Master Portfolio.
(c)	Per share amounts have been restated to reflect a 0.125 reverse stock split on December 3, 2002.

The	accompanying notes are an integral part of these financial statements.

23

For more detailed information on the Funds, request a copy of their Annual and Semi-Annual reports to shareholders and Statement of Additional Information (SAI). The Annual and Semi-Annual reports discuss Fund investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Fund performance.

The SAI provides detailed information on the Funds. BGFA has electronically filed the SAI, dated May 1, 2005, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the Funds, or wish to obtain the Annual and Semi-Annual reports and SAI free of charge, please call the Funds' toll-free number: **1 877 BGI 1544 (1 877 244 1544)** or e-mail the Funds' at BGIFUNDS@seic.com

Or you may write Barclays Global Investors Funds:

You can also obtain this information through the internet on the Securities and Exchange Commission's Website: **http://www.sec.gov**

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: **publicinfo@sec.gov**, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC,
Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Call the Commission at **1 202 942 8090** for further details.

Investment Company Act File No.: 811-7332

BGF-PR-SP0505

BARCLAYS GLOBAL INVESTORS

BARCLAYS

BARCLAYS GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

BOND INDEX FUND

S&P 500 STOCK FUND

May 1, 2005

Barclays Global Investors Funds (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains information about two funds of the Trust — the Bond Index Fund and S&P 500 Stock Fund (each, a “Fund” and collectively, the “Funds”).

Each of the Bond Index and S&P 500 Stock Funds invests substantially all of its assets in the Bond Index and S&P 500 Index Master Portfolios (collectively, the “Master Portfolios”), respectively, of Master Investment Portfolio (“MIP”) that have substantially similar investment objectives as the corresponding Fund. MIP is an open-end, series investment company. Barclays Global Fund Advisors (“BGFA”) serves as investment adviser to the corresponding Master Portfolios. References to the investments, investment policies and risks of the Funds unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

This SAI is not a prospectus and should be read in conjunction with the Funds’ current Prospectus, also dated May 1, 2005. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. The audited financial statements for the Funds, which include the schedule of investments and independent auditors’ report for the fiscal year ended December 31, 2004, are hereby incorporated by reference to the Funds’ Annual Report. The Prospectus and copies of the Annual Report may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co. One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling 1 877 BGI 1544 (1 877 244 1544) or e-mail the Funds at BGIFUNDS@seic.com.

2

HISTORY OF THE TRUST

The Trust is an open-end, management investment company organized on December 4, 2001 as a business trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware business trust (the “Redomiciling”). The Redomiciling was approved by shareholders of the Company on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to and having identical designations as the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the Bond Index and S&P 500 Stock Funds. The Trust’s principal office is located at 45 Fremont Street, San Francisco, CA 94105. Each Fund invests all of its assets in the corresponding Master Portfolio of MIP (as illustrated below), which has the same or substantially the same investment objective as the related Fund.

Fund	Corresponding Master Portfolio
Bond Index Fund	Bond Index Master Portfolio
S&P 500 Stock Fund	S&P 500 Index Master Portfolio

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Objectives and Policies.

Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

Each Fund’s investment objective is set forth in its Prospectus. The investment objective of the S&P 500 Stock Fund is fundamental, which means it cannot be changed without shareholder approval. The investment objective of the Bond Fund is non-fundamental, which means it can be changed by the Trust’s Board of Trustees without shareholder approval. The investment objective and investment policies of each Fund determine the types of portfolio securities in which each Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund’s performance. There can be no assurance that the investment objective of each Fund will be achieved.

Fundamental Investment Restrictions.

The Funds are subject to the following investment restrictions, all of which are fundamental policies.

Each Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in any industry in which the index that the Fund tracks becomes concentrated to approximately the same degree during the same period.

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

3

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7) Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(8) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

With respect to paragraph 3, the 1940 Act currently allows a Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of a Fund’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions.

The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval of a majority of the Trustees of the Funds, at any time. The Funds are subject to the following investment restrictions, all of which are non-fundamental policies.

Non-Fundamental Restrictions of the Funds:

(1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

(2) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) Each Fund may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

(5) Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that a Fund may enter into futures and options contracts in accordance with their respective investment policies.

(6) Each Fund will provide shareholders with at least 60 days’ notice of any change to the Fund’s non-fundamental policy to invest at least 90% of the value of the Fund’s net assets, plus the amount of any borrowing for investment purposes,

4

in securities comprising the index that the Fund tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

The Master Portfolios’ Fundamental Investment Restrictions.

The Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies.

Each Master Portfolio may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit a Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(8) Purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

With respect to paragraph 3, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio’s securities that may be loaned to one-third of the value of its total assets.

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Non-Fundamental Restrictions of the Master Portfolios:

(1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) Each Master Portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

(5) Each Master Portfolio will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

PORTFOLIO SECURITIES

Each Fund’s corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

Asset-Backed Securities and Commercial Mortgage-Backed Securities.

The Bond Index Fund may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

Bonds.

The Bond Index Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their

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adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if a Fund maintains a segregated account.

Equity Securities.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Floating- and Variable-Rate Obligations.

Each Fund may purchase floating- and variable-rate obligations. The Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Funds may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Funds may invest. BGFA considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in each Fund’s portfolio.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

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Futures Contracts and Options Transactions.

Each Fund may enter into futures contracts and may purchase and write (i.e. sell) options thereon. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (i.e., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by a Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute.

Each Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., a short position) to hedge the value of securities held by the Fund; (ii) the purchase of a futures contract when the Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. If a Fund enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If, instead, a Fund purchases a futures contract as a substitute for investing in the designated underlying securities, the Fund will experience gains or losses that correspond generally to gains or losses in the underlying securities.

Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of a Fund.

Each Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and, therefore, each Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Stock Index Futures and Options on Stock Index Futures.

The S&P 500 Stock Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of

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giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts.

The Bond Index Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund’s portfolio securities which are the subject of the transaction.

Interest-Rate and Index Swaps.

The Funds may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

Future Developments.

Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Illiquid Securities.

Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which a Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Companies and Exchange-Traded Funds.

Each Fund may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Fund and BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets with respect to all such companies in the aggregate. The Funds have obtained permission from the

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Securities and Exchange Commission (“SEC”) (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of MIP, the Trust, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

The Funds may purchase shares of exchange-traded funds (“ETFs”). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Funds may invest a small portion of their assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Fund level and the ETF level for investments by a Fund in shares of an ETF advised by BGFA. Because most ETFs are investment companies, a Fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Letters of Credit.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

Loans of Portfolio Securities.

Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by MIP’s Board of Trustees. Barclays Global Investors, N.A. (“BGI”) acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

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Mortgage Securities.

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or “CMOs”), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage Pass-Through Securities.

The Bond Index Fund may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association (“GNMA”) or by one of several U.S. Government-sponsored entities, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal Home Loan Banks (“FHLBs”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the

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creditworthiness of such counterparties. The use of “TBA rolls” may cause the Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

Municipal Securities.

Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Bond Index Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, the Fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Repurchase Agreements.

Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. Each Fund will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Securities of Non-U.S. Issuers.

Each Fund may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in

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foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Obligations of Foreign Governments, Supranational Entities and Banks. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Foreign Equity Securities and Depositary Receipts. The S&P 500 Stock Fund’s assets may be invested in the securities of foreign issuers and American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) of such issuers.

ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U. S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Short-Term Instruments.

Each Fund may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA.

Unrated, Downgraded and Below Investment Grade Investments.

The Funds may purchase instruments that are not rated if, in the opinion of the BGFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund provided that the amount of such securities held by a Fund does not exceed 5% of the Fund’s net assets. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s and S&P are more fully described in the Appendix to this SAI.

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The Funds are not required to sell downgraded securities, and each Fund could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or if unrated, low quality (below investment grade) securities.

Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Fund’s interests.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities.

Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Funds may incur additional expenses to seek recovery.

U.S. Government Obligations.

The Funds may invest in various types of U.S. Government obligations. A U.S. Government obligation is a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC) or Federal Home Loan Bank (i.e., FHLB) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants.

The S&P 500 Stock Fund may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The S&P 500 Stock Fund may only purchase warrants on securities in which the Fund may invest directly.

The S&P 500 Stock Fund and S&P 500 Index Master Portfolio.

Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index that is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500

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Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund’s shares or the timing of the issuance or sale of the Fund’s shares or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund’s shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

PORTFOLIO HOLDINGS INFORMATION

The Funds’ Board of Trustees has adopted a policy regarding the disclosure of the Funds’ corresponding Master Portfolios’ portfolio holdings that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (b) does not put the interests of the Master Portfolios’ investment adviser (the “BGFA” or “Investment Adviser”), the Funds’ distributor (the “Distributor”), or any affiliated person of the Funds, the Investment Adviser or the Distributor, above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect.

Daily access to information concerning the Funds’ corresponding Master Portfolios’ portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) to other personnel of the Investment Adviser and other service providers, such as the Funds’ administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the terms of the Master Portfolios’ current registration statement.

From time to time, information concerning the Funds’ corresponding Master Portfolios’ portfolio holdings may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than the close of trading on the same business day as the date of the information.

In addition, the Master Portfolios will provide portfolio holdings information to the sponsors, administrators or other service providers for feeder funds as may be necessary to (i) conduct business in the ordinary course in a manner consistent with agreements with the feeder funds and the terms of the Master Portfolios’ current registration statement, or (ii) satisfy legal requirements applicable to the feeder funds. The Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

Each Fund will disclose its corresponding Master Portfolio’s complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. A Fund, however, may voluntarily disclose all or part of its corresponding Master Portfolio’s portfolio holdings in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a website available to intermediaries and institutional investors or other means that make the information available to all likely interested parties in a contemporaneous manner.

The Funds’ Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Funds’ Board of Trustees reviews the policy and the procedures for disclosure of portfolio holdings information at least annually.

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MANAGEMENT

The Board of Trustees is responsible for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each Trustee and Officer, unless otherwise indicated, is Barclays Global Investors, N.A., c/o Mutual Fund Administration, 45 Fremont Street, San Francisco, CA 94105.

Interested Trustees & Officers

Name and Date of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** September 27, 1961	Trustee since November 16, 2001, President and Chief Executive Officer (since May 15, 2002).	Chief Executive Officer of the Intermediary Investor Business of BGI.	124	Trustee of MIP; Trustee of iShares Trust; and Director of iShares Inc.

Michael A. Latham, September 15, 1965	Secretary, Treasurer and Chief Financial Officer since April 1, 2003.	Chief Operating Officer of the Intermediary Investor Business of BGI (since 2004); Director of Mutual Fund Delivery of the Intermediary Investor Business of BGI (2000-2004); Head of Operations, BGI Europe (1997-2000).	N/A	None.

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act.
**	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Funds and the Master Portfolios, and the parent company of BGFA, the investment adviser of the Master Portfolios.

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Independent Trustees

Name and Date of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, May 29, 1944	Trustee since November 16, 2001.	President (since 2004) and Director (since 2003), of the Bernard Osher Foundation; Director, Lifelong Learning Institutes (since 2003), President and CEO, Public Broadcasting Service (since 2003); President and Chief Executive Officer of The James Irvine Foundation (from 2002-2003); President and Chief Executive Officer of KQED, Inc. from 1993-2002; Director, Bank of Hawaii.	27	Trustee of MIP; Director, Bank of Hawaii.

Jack S. Euphrat, May 28, 1922	Trustee since October 20, 1993.	Private Investor.	27	Trustee of MIP.

Richard K. Lyons, February 10, 1961	Trustee since November 16, 2001.	Acting Dean, Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations.	124	Trustee of MIP; Director (Chairman) of Matthews Asian Funds (oversees 6 portfolios); Trustee of iShares Trust; and Director of iShares Inc.

Leo Soong, May 15, 1946	Trustee since February 9, 2000.	President of Trinity Products LLC; Managing Director of CG Roxane LLC; Co-Founder of Crystal Geyser Water Co. (President through 1999).	27	Trustee of MIP; Vice Chairman of the California Pacific Medical Center; Director of the California State Automobile Association; Director of the American Automobile Association.

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act.

Committees.

There are two standing committees of the Board of Trustees—the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (“Independent Trustee”). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for the Trust. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2004, the Nominating Committee did not hold any meetings.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Funds’ accounting and financial reporting practices, reviewing the results of the annual audits of the Funds’ financial statements and interacting with the Funds’ independent auditors on behalf of the full Board. As of January 1, 2004, Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2004, the Audit Committee held four meetings.

Beneficial Equity Ownership Information.

As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Funds beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in Funds and

Family of Investment Companies (as of December 31, 2004)

Interested Trustee and Officer	Bond Index Fund	S&P 500 Stock Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	0	D

Independent Trustees	Bond Index	S&P 500	Aggregate
Mary G. F. Bitterman	0	0	O
Jack S. Euphrat	0	0	O
W. Rodney Hughes*	0	0	O
Richard K. Lyons	0	0	D
Leo Soong	0	0	O

*	Served as Trustee through December 31, 2004.

Ownership of Securities of Certain Entities.

As of December 31, 2004, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

Compensation.

Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Richard K. Lyons also receives compensation for serving as a Trustee of iShares Trust and iShares, Inc. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex.

Compensation Table

For the Calendar Year Ended December 31, 2004

Interested Trustees

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Lee Kranefuss	$0	$0

Independent Trustees

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman	$13,000	$26,000
Jack S. Euphrat	$13,000	$26,000
W. Rodney Hughes*	$13,000	$26,000
Richard K. Lyons	$13,000	$91,000
Leo Soong	$13,000	$26,000

*	Served as Trustee through December 31, 2004

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Master/Feeder Structure.

Each Fund seeks to achieve its investment objective by investing all of its assets into the corresponding Master Portfolio of MIP. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust’s Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if another mutual fund investing in a Master Portfolio or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

A Fund may withdraw its investment in a Master Portfolio only if the Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Trust’s Board would consider alternative investments, including investing all of the Fund’s assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described below with respect to the Master Portfolio.

The fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever a Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, a Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Funds will provide shareholders with 30 days’ written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

Code of Ethics.

The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies of the Master Portfolios.

The following is a discussion of the proxy voting policies of the corresponding Master Portfolios in which the Funds invest.

MIP has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolios. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for the Master Portfolios in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolios. In some cases, BGFA may determine that it is in the best interests of the Master Portfolios to refrain from exercising the Master Portfolios’ proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or

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commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolios. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolios, the Master Portfolios’ affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolios, the Master Portfolios’ affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2005, the shareholders identified below were known by the Trust to own 5% or more of the indicated Fund’s outstanding shares in the following capacity:

Name of Fund	Name and Address of Shareholder	Percentage of Fund	Nature of Ownership
Bond Index Fund	NC S & I PLAN FUND INV ACCT NATIONAL CITY BANK TTEE TRUST MUTUAL FUNDS PO BOX 94984 CLEVELAND, OH 44101 - 4984	51%	Record

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	14%	Record

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246	10%	Record

	JUPITER AND CO C/O INVESTORS BANK AND TRUST 200 CLARENDON STREET PO BOX 9130 FPG90 BOSTON, MA 02117-9130	9%	Record

	WELLS FARGO BANK NA MUTUAL FUNDS TRUST OPERATIONS 510 MARQUETTE AVENUE SOUTH MINNEAPOLIS, MN 55479	8%	Record

S&P 500 Stock Fund	MERRILL LYNCH PIERCE FENNER & SMITH ATTN: MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FLOOR JACKSONVILLE, FL 32246	30%	Record

	US TRUST COMPANY NA TTEE FBO 7 ELEVEN INC EMPLOYEES TRUST 515 SOUTH FLOWER STREET SUITE 2700 LOS ANGELES, CA 90071-2291	14%	Record

	NORTHERN TRUST COMPANY TTEE FBO HARRIS CORP PO BOX 92956 CHICAGO, IL 60675	8%	Record

	UNITED MISSOURI BANK TTEE FBO BLACK & VEATCH EMPLOYEE SAVINGS PLAN JP MORGAN/AMERICAN CENTURY ATTN RPS MGMT REPORTING KANSAS CITY, MO 64141-6784	8%	Record

	CROWN EQUIPMENT CORPORATION 401K RETIREMENT SAVINGS PLAN PO BOX 419784 KANSAS CITY, MO 64141-6784	6%	Record

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For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

INVESTMENT ADVISER AND OTHER SERVICES PROVIDERS

Investment Adviser.

BGFA provides investment advisory services to each Master Portfolio pursuant to investment advisory contracts (“Advisory Contracts”) with MIP. Pursuant to the Advisory Contracts, BGFA furnishes MIP’s Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolios.

The applicable Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days’ written notice, by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

Advisory Fees.

BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the S&P 500 Index Master Portfolio and 0.08% of the average daily net assets of the Bond Index Master Portfolio. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

For the periods shown below, each Fund’s corresponding Master Portfolio paid BGFA the following advisory fees:

	Fiscal Year Ended 12/31/2002	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004
Bond Index Master Portfolio	$458,620	$511,325	$235,740
S&P 500 Index Master Portfolio	$1,291,462	$1,436,333	$1,401,018

Administrator.

The Trust has engaged BGI to provide certain administration services to the Funds. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the

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operation of the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Funds’ investment adviser. BGI also pays the compensation of the Funds’ Trustees, officers and employees who are affiliated with the Trust.

In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses that are borne by the Funds, BGI has agreed to bear all costs of the Funds’ and the Trust’s operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees and expenses of preparing and printing prospectuses, SAIs and other Fund materials. For providing such services, BGI is entitled to receive fees at the annual rate of 0.15% of the average daily net assets of each Fund. BGI has contracted with Investors Bank & Trust Company (“IBT”) to provide certain sub-administration services for the Funds, and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

Prior to April 1, 2003, BGI and Stephens Inc. (“Stephens”) served as co-administrators of the Funds and administration fees were paid by the Funds to BGI and Stephens jointly. For the fiscal years shown below, the Funds paid administration fees as follows:

	Fiscal Year Ended 12/31/2002	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004
Bond Index Fund	$134,768	$113,486	$273,726
S&P 500 Stock Fund	$1,771,745	$1,613,028	$1,425,243

Shareholder Servicing Agents.

The Board of Trustees of the Funds has adopted a Shareholder Servicing Plan pursuant to which it has entered into a Shareholder Servicing Agreement with BGI and may enter into similar agreements with other entities (collectively, “Shareholder Servicing Agents”) for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.15% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives for administration services.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the Funds’ Prospectus and this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Distributor.

SEI Investments Distribution Co. (“SEI”) is the distributor for the Funds’ shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers (“Selling Agents”). SEI does not receive a fee from the Funds for providing distribution services. BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

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Custodian.

IBT is the custodian for each Fund and Master Portfolio and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. IBT is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BGI for providing sub-administration services to the Funds.

Transfer and Dividend Disbursing Agent.

IBT also is the transfer and dividend disbursing agent for the Funds. For its services as transfer and dividend disbursing agent to the Funds, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in each Fund. IBT is entitled to be reimbursed for out-of- pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI has agreed to pay these fees and expenses out of the fees it receives for administration services to the Funds. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

Independent Auditors.

PricewaterhouseCoopers LLP (“PwC”), 333 Market Street, San Francisco, California 94105, is an independent registered public accounting firm and serves as the independent auditors for the Trust. KPMG LLP resigned as independent auditors of the Trust on May 31, 2001 due to independence constraints under new SEC rules. The Trust’s financial statements for the fiscal year ended February 28, 2002, the fiscal period ended December 31, 2002, the fiscal year ended December 31, 2003 and the fiscal year ended December 31, 2004 were audited by PwC. KPMG LLP audited the financial statements for all other periods.

Legal Counsel.

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Funds, BGI has agreed to bear all costs of the Funds’ and the Trust’s operations.

PORTFOLIO MANAGERS

As of December 31, 2004, the individuals named as Portfolio Managers in the BGI Bond Index Fund’s prospectus were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the Bond Index Master Portfolio, as indicated in the table below:

	Number of other Accounts Managed	Total Assets
Michael Fong
Registered Investment Companies	6	$1,357,000,000
Other Pooled Investment Vehicles	5	$3,687,915,000
Other Accounts	11	$930,952,481

Lee Sterne
Registered Investment Companies	1	$217,000,000
Other Pooled Investment Vehicles	1	$2,425,422,954
Other Accounts	6	$268,454,368

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As of December 31, 2004, the individuals named as Portfolio Managers in the BGI S&P 500 Stock Fund’s prospectus were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the S&P 500 Index Master Portfolio, as indicated in the table below:

	Number of other Accounts Managed	Total Assets
Ed Corallo
Registered Investment Companies	60	$76,393,130,652
Other Pooled Investment Vehicles	2	$1,235,585,422
Other Accounts	8	$2,338,549,334

	Number of other Accounts Managed	Total Assets
Patrick O’Connor
Registered Investment Companies	60	$76,393,130,652
Other Pooled Investment Vehicles	2	$1,235,585,422
Other Accounts	10	$2,338,848,763

Certain of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time each Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolios, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

As of December 31, 2004, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance. The Portfolio Manager’s salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

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Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of December 31, 2004, the Portfolio Managers beneficially owned shares of the Bond Index Master Portfolio for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

Bond Index Master Portfolio

	$0	$1 to $ 10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
Michael Fong	X
Lee Sterne	X

As of December 31, 2004, the Portfolio Managers beneficially owned shares of the S&P 500 Index Master Portfolio for which they are primarily responsible for the day-to-day management in amounts reflected in the following table.

S&P 500 Index Master Portfolio

	$0	$1 to $ 10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
Ed Corallo	X
Patrick O’Connor	X

DETERMINATION OF NET ASSET VALUE

The NAV for each Fund is calculated by deducting all of the Fund’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each Fund reserves the right to calculate its NAV to more than two decimal places.

The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. In calculating a Master Portfolio’s net asset value, the Master Portfolio’s investments are valued primarily on the basis of market prices. In the event that a market price for an investment is not available or is not reliable, the investment will be valued using fair value pricing in accordance with BGI’s pricing policy, as approved by the Master Portfolio’s Board of Trustees. The frequency with which a Master Portfolio’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Master Portfolio invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by extreme market conditions; (vii) a security affected by currency controls or restrictions; and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Master Portfolios’ net asset value is computed and that may materially affect the value of the Master Portfolios’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

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Valuing a Master Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Master Portfolio’s net asset value and the prices used by the Master Portfolio’s benchmark index, which, in turn, could result in a difference between the Master Portfolio’s performance and the performance of the Master Portfolio’s benchmark index.

Investments for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange are valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which are obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available are valued at latest quoted bid prices, which are obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values are determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost, and shares of investment companies, other than investment companies whose shares are traded on an exchange, are valued at the fund’s published net asset value per share. Securities held under a repurchase agreement are valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market values of the underlying securities are determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

PURCHASES, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption.

The Funds are generally open Monday through Friday and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Funds. On any day the Funds close early, purchase and redemption orders received after a Fund’s closing time will be executed on the next Business Day. In addition, each Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

In-Kind Purchases.

Payment for shares of a Fund may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. Each Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

Suspension of Redemption or Payment of Redemption Proceeds.

The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings, (ii) trading on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

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PORTFOLIO TRANSACTIONS

Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios’ policies governing portfolio securities transactions.

General.

BGFA assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolios have adopted policies and procedures that prohibit the consideration of sales of a Master Portfolio’s interests as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for the Bond Index Master Portfolio usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Bond Index Master Portfolio does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

A Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio. BGFA may deal, trade and invest for its own account in the types of securities in which a Master Portfolio may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio Turnover.

Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders. The table below sets forth the portfolio turnover rates of each Master Portfolio for the periods noted.

Bond Rider.

The variation in the portfolio turnover rate for the Bond Index Master Portfolio for the fiscal year ended 2004 (148%) as compared to the Master Portfolio’s portfolio turnover rate for the fiscal year ended 2003 (67%) is due to the Master Portfolio’s investment in mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date.

Brokerage Commissions.

The table below sets forth the brokerage commissions paid by each Master Portfolio for the periods noted. Any differences in brokerage commissions paid by the Master Portfolios from year to year are due to changes in market conditions and the frequency and size of interestholder transactions. None of these brokerage commissions were paid to affiliated brokers.

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	Fiscal Year Ended 12/31/2002	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004
Bond Index Master Portfolio	N/A	N/A	N/A
S&P 500 Index Master Portfolio	$342,491	$98,111	$103,291

Brokerage Commissions Paid to Affiliates.

The table below sets forth the brokerage commissions paid by each Master Portfolio to Barclays Global Investor Services (“BGIS”), an affiliate of BGFA and subsidiary of BGI, for the periods noted.

Securities of Regular Brokers/Dealers.

As of December 31, 2004, the Master Portfolio owned securities of its “regular brokers or dealers” (as defined in the 1940 Act), or their parents, as follows:

Master Portfolio	Broker/Dealer or Parent	Amount
Bond Index Master Portfolio	Citigroup Inc.	$1,076,413
	Morgan Stanley	$888,493
	Goldman Sachs Group Inc.	$773,001
	Merrill Lynch & Co. Inc.	$769,192
	Lehman Brothers Holdings Inc.	$616,667
	Credit Suisse First Boston	$481,292
	Bank of America Corp.	$480,990
	JP Morgan Chase & Co.	$436,791

S&P 500 Index Master Portfolio	Citigroup Inc.	$52,771,699
	Bank of America Corp.	$40,056,532
	Morgan Stanley	$12,822,011
	Merrill Lynch & Co. Inc.	$11,745,582
	Goldman Sachs Group Inc. (The)	$10,627,790
	Lehman Brothers Holdings Inc.	$4,969,826
	State Street Corp.	$3,451,859
	Schwab (Charles) Corp. (The)	$3,395,480

DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

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The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company.

The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax.

A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary

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income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards.

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of December 31, 2004, the S&P Stock Fund had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated: S&P 500 Stock Fund, $8,096,152 (expires December 31, 2005).

Equalization Accounting.

Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios.

Each Fund seeks to continue to qualify as a regulated investment company by investing its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments.

In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available

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election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

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The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions.

For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

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Sales and Exchanges of Fund Shares.

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes.

Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates.

As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding.

The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the

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tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans.

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts]. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders.

Subject to limitation and other rules, a corporate shareholder of the S&P 500 Stock Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders.

Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or

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such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of nine separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund’s investment objective or fundamental investment policies.

Voting.

All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund’s fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

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Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Master Portfolio.

Whenever a Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio’s investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund.

MIP is an open-end, series management investment companies organized as a Delaware business trust. MIP was organized on October 20 1993. In accordance with Delaware law, MIP’s Declaration of Trust provides that its investors would be personally responsible for MIP’s liabilities and obligations, but only to the extent MIP’s property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in each Master Portfolio of MIP have substantially identical voting and other rights as those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

ADDITIONAL INFORMATION ON THE FUNDS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Fund at BGIFUNDS@seic.com.

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The Registration Statement, including the Prospectus for the Funds, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Funds’ Prospectus, this SAI and in the Trust’s official sales literature in connection with the offer of the Funds’ shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent auditors’ reports for the fiscal year ended December 31, 2004 for the Bond Index and S&P 500 Stock Funds and corresponding Master Portfolios are hereby incorporated by reference to the Trust’s Annual Report, as filed with the SEC on March 10, 2005. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

APPENDIX

Description of certain ratings assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Inc. (“Fitch”):

S&P Long-Term Credit Ratings

“AAA”

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”

An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’ ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

37

“CCC”

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and it is dependent upon favorable business, financial, and economic conditions for the obligor to meets its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

“C”

A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D”

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-).

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

S&P Short-Term Credit Ratings

“A-1”

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C”

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

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“D”

A short-term obligation rated ‘D’ is in payment for default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard and Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Long-Term Credit Ratings

“Aaa”

Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.

“Aa”

Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

“A”

Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk.

“Baa”

Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba”

Obligations rated ‘Ba’ are judged to have speculative elements and are subject to substantial credit risk.

“B”

Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

“Caa”

Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.

“Ca”

Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”

Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Credit Ratings

“P-1”

Issuers (or supporting institutions) rated ‘Prime-1’ have a superior ability to repay short-term debt obligations.

“P-2”

Issuers (or supporting institutions) rated ‘Prime-2’ have a strong ability to repay short-term debt obligations.

“P-3”

Issuers (or supporting institutions) rated ‘Prime-3’ have an acceptable ability to repay short-term obligations.

39

“NP”

Issuers (or supporting institutions) rated ‘Not Prime’ do not fall within any of the Prime rating categories.

Fitch Long-Term Credit Ratings

Fitch’s long-term credit ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Obligations rated “AAA” are considered to be investment grade. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”

Obligations rated “AA” are considered to be investment grade. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”

Obligations rated “A” are considered to be investment grade. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”

Bonds rated “BBB” are considered to be investment grade. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

“BB”

Obligations rated “BB” are considered to be speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”

Obligations rated “B” are considered to be highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC”, “CC” and “C”

Obligations rated “CCC”, “CC” and “C” are considered to be in high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probably. ‘C’ ratings signal imminent default.

“DDD”, “DD” and “D”

Obligations rated “DDD”, “DD” and “D” are currently in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e. below 50%.

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Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’.

Fitch Short-Term Credit Ratings

Fitch’s short-term credit ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F-1”

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F-3”

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B”

Speculative. Minimal capacity for timely payments of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C”

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D”

Default. Denotes actual or imminent payment default.

Notes:

“+” may be appended to an ‘F1’ rating class to denote relative status within the category.

41

PROSPECTUS
MAY 1, 2005

Institutional Money Market Fund

AON CAPTIVES SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BARCLAYS GLOBAL INVESTORS *funds*

3	Investment Objective

3	Principal Investment Strategies

4	Principal Risk Factors

5	Investment Returns

6	Fees and Expenses

7	Management of the Fund

8	Shareholder Information

13	Financial Highlights

Investment Objectives*

The investment objective for the Institutional Money Market Fund (the “Fund”) is to seek a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition.

Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

*	The Institutional Money Market Fund invests all of its assets in a separate mutual fund—the Money Market Master Portfolio (the “Master Portfolio”)—that has a substantially identical investment objective. All discussion of the investment objective, strategies and risks of the Fund refers also to the investment objective, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. A description of the relationship of the Fund to its Master Portfolio appears on page 11.

3

Principal Risk Factors

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund’s portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates which could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.

The Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

The Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less.

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The risks generally associated with concentrating investments in the banking industry generally include interest rate risk, credit risk, and regulatory developments relating to the banking and financial services industries.

For a further description of the Fund’s policies and procedures with respect to disclosure of the Fund’s corresponding Master Portfolio’s portfolio holdings, and a discussion of the Fund’s investment and risks, please refer to the Fund’s Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this Prospectus and is available, free of charge, by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Fund

The Fund is designed for investors who:

■	Seek income from a high quality portfolio;

■	Wish to maintain the value of their investment in the long and short-term; and/or

■	Seek an interim investment or a short-term goal.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar chart and the table in this section provide some indication of the risks of investing in the Aon Captives Shares of the Institutional Money Market Fund. The Aon Captives Shares commenced operations on August 4, 1999†. The bar chart shows the returns for the Fund for each full calendar year since the Fund’s inception. The average annual total return table compares the average annual total return of the Fund with the average return of a group of corresponding funds for one and five years and since the Fund’s inception. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Institutional Money Market Fund—Aon Captives Shares Year-By-Year Returns

The highest and lowest quarterly returns for the Aon Captives Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return: 4th Quarter of 2000	Lowest Quarterly Return: 3rd Qtr of 2003, 4th Qtr of 2003 & 1st Qtr of 2004

1.66%	0.23%

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (AUGUST 4, 1999)**
Aon Captives Shares	1.29%	2.90%	3.09%
MFR Averages/FTI*	1.03%	2.68%	2.88%

*	The Aon Captives Shares of the Institutional Money Market Fund is tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).
**	The Money Fund Report average is calculated from August 1, 1999.

The Fund’s seven-day yield, also called the current yield, annualizes the amount of income the Fund generates over a seven-day period by projecting the amount for an entire year.

To learn the Fund’s current seven-day yield, call 1 877 BGI 1544 (1 877 244 1544) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

†	At its August 14, 2002 meeting, the Board of Trustees of the Fund voted to change the name of the “Distributor” Share class to the “Aon Captives Shares”.

5

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Aon Captives Shares of the Fund. The expenses are deducted from the Fund’s assets, which means you pay them indirectly.

Management fees	0.10%
Rule 12b-1 fees	0.10%
Other expenses	0.02%
Total annual Fund operating expenses(1)(2)	0.22%

(1)	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
(2)	The Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare the Fund’s costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Fund’s operating expenses remain the same.

The Fund does do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Money Market Fund (Aon Captives Shares)	$23	$71	$124	$280

6	BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Fund

Investment Adviser

The Fund is a feeder fund that invests all of its assets in a Master Portfolio with a substantially identical investment objective, strategies and policies. Barclays Global Fund Advisors (“BGFA”), a registered investment adviser, serves as investment adviser for the Master Portfolio. For its services to the Master Portfolio, BGFA is entitled to receive a fee at the annual rate of 0.10% of the Master Portfolio’s average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2004, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.3 trillion in assets.

Administrative Services

BGI provides the following services, among others, as the Fund’s administrator:

■	Management of the Fund’s non-investment operations;

■	Preparation of reports for the Fund’s Board of Trustees;

■	Preparation of required filings with the Securities and Exchange Commission (“SEC”) and state securities commissions; and

■	Preparation of proxy statements and shareholder reports.

BGI is entitled to receive a fee at the annual rate of 0.02% of the Fund’s average daily net assets. In return for this fee, BGI has agreed to absorb all expenses for the Fund other than the investment advisory fee, distribution fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by the Fund.

Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Aon Captives Shares’ of the Fund. This plan is used to pay for distribution-related services, including ongoing compensation to selling agents, including the Aon Securities Corporation. The fees are paid out of the Aon Captives Shares assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under the plan are at an annual rate of 0.10% of the average daily net assets of the Aon Captives Shares of the Fund.

7

Shareholder Information

Who is Eligible to Invest

The minimum initial investment amount for the Aon Captives Shares is $500,000; however, in certain situations, the minimum initial investment amount can be reduced or waived. Contact Investors Bank & Trust Co. (“IBT”), the Fund’s custodian, transfer agent, and dividend disbursing agent for more information.

In order to invest, a completed account application form must be submitted to and processed by IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

How to Buy Shares

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order on any day the Fund is open (a “Business Day”) by 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early to purchase shares at that day’s net asset value per share (“NAV”). Orders received after 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early will be executed on the next Business Day. The Fund is generally open Monday through Friday and is closed on weekends, New York Stock Exchange (“NYSE”) Holidays, Columbus Day and Veterans’ Day.

The Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order, for any reason.

Purchases must be made in U.S. dollars and funds must be received via the FedWire system by its close, or by such other means as the Fund may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but not funded as described above.

How to Sell Shares

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares by 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early on any Business Day to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Fund generally remits the proceeds from a sale the same Business Day after receiving a properly executed order to sell. The Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the Fund’s NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. The Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days as permitted under applicable law. The Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, the Fund may automatically

8	BARCLAYS GLOBAL INVESTORS FUNDS

redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, the Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Fund’s SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Instructions for Existing Shareholders

Existing shareholders who have established accounts with the Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA #011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name

Shareholder Account Number

Fund Number

1126 (Aon Captives Shares Institutional Money Market Fund)

■	To invest by mail, make your check payable to the Fund. Please include the Fund number and account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m., Eastern Time or earlier on any business day the primary markets for the Funds close early. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Fund may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Existing shareholders can ask IBT to wire proceeds directly to their designated bank account.**

When an existing shareholder purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sales proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

9

Calculating the Share Price

The Fund’s share price (also known as the Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day. The NAV of the Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Fund’s SAI includes a description of the methods for valuing the Master Portfolio’s investments.

The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will be able to do so.

The price at which a purchase or redemption order is processed is made based on the next calculation for the Aon Captives Shares of NAV after the order is received in proper form.

Fund Distributions

The Fund declares distributions of any net investment income daily and distributes them monthly. The Fund distributes realized net capital gains, if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of the Fund unless otherwise elected.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Please Note:

■	Each Fund credits distributions earned on weekends and holidays to the preceding business day;

■	If you sell shares before the monthly distribution payment date, each Fund remits to the shareholder any distributions declared but not yet paid to the shareholder on the next distribution payment date; and

■	If you sell all shares before the monthly distribution payment date, each Fund remits to the shareholder all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Because of the investment objective and strategies of the Fund’s corresponding Master Portfolio, the Master Portfolio’s Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), and the Fund’s Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Fund.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

10	BARCLAYS GLOBAL INVESTORS FUNDS

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and realized net capital gains. Distributions from the Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund distributions to you and your tax rate.

Distributions generally create the following tax liability:

TRANSACTION	TAX STATUS
Income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

Normally, the Fund does not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for the reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 net asset value per share, your sales of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for foreign or tax-exempt investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or Individual Retirement Account, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax adviser about your investment.

Master/Feeder Mutual Fund Structure

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in Master Portfolio, that has a substantially identical investment objectives, strategies, and policies as the Fund. BGFA serves as investment adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and therefore the Fund.

Feeder Fund Expenses. The feeder fund bears the Master Portfolio’s expenses in proportion to the amount of assets it invests in the Master Portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

11

Feeder Fund Rights. Under the master/feeder structure, the Fund’s Board of Trustees retains the right to withdraw the Fund’s assets from the Master Portfolio if it believes doing so is in the Fund’s shareholders’ best interests. If the Board of Trustees withdraw the Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Fund offers additional share classes with different expenses and expected returns than those described here, including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.

12	BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The table that follows provides a picture of the Institutional Money Market Fund’s Aon Captives Shares’ financial performance. The information selected reflects financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned or lost on an investment in the Aon Captive Shares, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended after December 31, 2000, has been audited by PricewaterhouseCoopers LLP. For all other periods the information was audited by KPMG LLP. The independent auditor’s report along with the Fund’s financial statements, is included in the Fund’s annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

Institutional Money Market Fund

Aon Captives Shares Financial Highlights

(For a share outstanding throughout the period)

	INSTITUTIONAL MONEY MARKET FUND—AON CAPTIVES SHARES

	Year Ended Dec. 31, 2004		Year Ended Dec. 31, 2003		Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2000
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.01		0.01		0.02	0.04	0.06
Net realized and unrealized gain	0.00	(b)	0.00	(b)	—	—	—
Total from investment operations	0.01		0.01		0.02	0.04	0.06
Less distributions from:
Net investment income	(0.01)		(0.01)		(0.02)	(0.04)	(0.06)
Net realized gain	—		(0.00)	(b)	—	—	—
Total distributions	(0.01)		(0.01)		(0.02)	(0.04)	(0.06)
Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00
Total return	1.29%		1.04%		1.70%	4.12%	6.46%
Ratios/Supplemental data:
Net assets, end of year (000s)	$106,433		$55,399		$8,211	$6	$5
Ratio of expenses to average net assets(a)	0.15%		0.22%		0.22%	0.24%	0.22%
Ratio of expenses to average net assets prior to waived fees(a)	0.22%		n/a		n/a	n/a	n/a
Ratio of net investment income to average net assets(a)	1.35%		0.97%		1.42%	4.06%	6.22%
Ratio of net investment income to average net assets prior to waived fees(a)	1.28%		n/a		n/a	n/a	n/a

(a)	These ratios include expenses charged to the Money Market Master Portfolio.
(b)	Rounds to less than $0.01.

The accompanying notes are an integral part of these financial statements.

13

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BARCLAYS GLOBAL INVESTORS *funds*

For more detailed information on the Fund, request a copy of its annual and semi-annual reports to shareholders and its Statement of Additional Information (SAI).

The SAI provides detailed information on the Fund. BGFA has electronically filed the SAI, dated May 1, 2005, with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus.

If you have any questions about the Fund or wish to obtain the annual and semi-annual reports and SAI free of charge, please call the Fund's toll-free number:
1 877 BGI 1544 (1 877 244 1544), or email the Fund at: **BGICash@seic.com**

You may write Barclays Global Investors Funds at:

c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

You can also obtain this information through the internet on the Securities and Exchange Commission's Website at: **http://www.sec.gov**

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address:

publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC,
Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Call the Securities and Exchange Commission at **1 202 942 8090** for further details.

Investment Company Act File No.: 811-7332

BARCLAYS

PROSPECTUS | MAY 1, 2005

INSTITUTIONAL MONEY MARKET FUND

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TREASURY MONEY MARKET FUND

INSTITUTIONAL SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BGICash *from* BARCLAYS GLOBAL INVESTORS *funds*

3	Investment Objectives

3	Principal Investment Strategies

5	Principal Risk Factors

7	Investment Returns

9	Fees and Expenses

10	Management of the Funds

11	Shareholder Information

16	Financial Highlights

Investment Objectives*

Institutional Money Market Fund and Prime Money Market Fund

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

Government Money Market Fund and Treasury Money Market Fund

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

Principal Investment Strategies

Institutional Money Market Fund and Prime Money Market Fund

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Under normal circumstances, the Funds expect to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

Government Money Market Fund

The Fund invests in high quality short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Under normal circumstances, at least 80% of the Fund’s assets will be invested in obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations, and other money market funds that have substantially the same investment objectives and strategies of the Fund. The principal and interest of all securities are payable in U.S. dollars.

*	The Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund invest all of their assets in a separate mutual fund—the Money Market Master Portfolio, the Prime Money Market Master Portfolio, the Government Money Market Master Portfolio and the Treasury Money Market Master Portfolio respectively (each a “Master Portfolio” and collectively, the “Master Portfolios”)—that has a substantially identical investment objective. All discussion of investment objectives, strategies and risks of the Funds refer also to the investment objectives, strategies and risks of their corresponding Master Portfolios, unless otherwise indicated. A detailed description of the relationship of the Funds to their corresponding Master Portfolios appears on page 14.

3

Treasury Money Market Fund

The Fund invests only in high quality short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities are payable in U.S. dollars.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

Institutional Money Market, Prime Money Market and Government Money Market Funds

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds’ portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates which could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates.

Each Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market and Government Money Market Funds expect to maintain an average weighted maturity of 60 days or less.

Each of the Institutional Money Market and Prime Money Market Funds reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The risks generally associated with concentrating investments in the banking industry generally included interest rate risk, credit risk, and regulatory developments relating to the banking and financial services industries.

Treasury Money Market Fund

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund’s portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to sharply rising or falling interest rates that could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.

The Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements with regard to U.S. Treasury obligations.

5

The Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less.

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ corresponding Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investment and risks, please refer to the Funds’ Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this Prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Funds

The Funds are designed for investors who seek income from a high quality portfolio, wish to maintain the value of their investment in the long and short-term, and/or seek an interim investment or a short-term goal.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the Institutional Shares of the Institutional Money Market Fund and Prime Money Market Fund. As of the date of this Prospectus, the Government Money Market Fund and Treasury Money Market Fund have been in operation for less than one full calendar year; therefore, return information is not presented.

The bar charts show the return of the Institutional Shares of the Institutional Money Market Fund and Prime Money Market Fund for each full calendar year since each Fund’s inception. The average annual total return tables compare the average annual total return of the Institutional Shares of the Institutional Money Market Fund and Prime Money Market Fund with the return of the average return of a group of corresponding funds for one year, five years and the period since inception. How the Institutional Money Market Fund and Prime Money Market Fund performed in the past is not necessarily an indication of how they will perform in the future.

Institutional Money Market Fund—Institutional Shares

Year-By-Year Returns

The highest and lowest quarterly returns for the Institutional Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

	Highest Quarterly Return: 4th quarter of 2000	Lowest Quarterly Return: 1st quarter of 2004

Institutional Money Market Fund	1.68%	0.25%

INSTITUTIONAL SHARES OF THE INSTITUTIONAL MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2004)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (AUGUST 4, 1999)**
Institutional Money Market Fund—Institutional Shares	1.39%	3.01%	3.20%
MFR Averages/FTI*	1.03%	2.68%	2.88%

*	The Institutional Shares of the Institutional Money Market Fund are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).
**	The Money Fund Report average is calculated from August 1, 1999.

7

Prime Money Market Fund—Institutional Shares

Year-By-Year Returns

	Highest Quarterly Return: 4th quarter of 2004	Lowest Quarterly Return: 1st quarter of 2004 and 2nd quarter of 2004

Prime Money Market Fund	0.50%	0.26%

INSTITUTIONAL SHARES OF THE PRIME MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2004)

	ONE YEAR	SINCE INCEPTION (APRIL 16, 2003)**
Prime Money Market Fund—Institutional Shares	1.40%	1.29%
MFR Averages/FTI*	1.03%	0.93%

*	The Institutional Shares of the Prime Money Market Fund are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).
**	The Money Fund Report average is calculated from April 15, 2003.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year. To learn each Fund’s current seven-day yield, call 1 877 BGI 1544 (1 877 244 1544) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

8	BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Funds. The expenses are deducted from each Fund’s assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

	Institutional Money Market Fund	Prime Money Market Fund	Government Money Market Fund	Treasury Money Market Fund
Other expenses	0.02%	0.02%	0.02%	0.02%
Total annual Fund operating expenses(1)(2)	0.12%	0.12%	0.12%	0.12%

(1)	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
(2)	The Funds’ service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare each Fund’s costs for Institutional Shares with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that each Fund’s operating expenses remain the same.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Money Market Fund	$12	$39	$68	$154
Prime Money Market Fund	$12	$39	$68	$154
Government Money Market Fund	$12	$39	$68	$154
Treasury Money Market Fund	$12	$39	$68	$154

9

Management of the Funds

Investment Adviser

The Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are feeder funds that invest all of their assets in Master Portfolios with substantially identical investment objectives, strategies and policies. Barclays Global Fund Advisors (“BGFA”), a registered investment adviser, serves as investment adviser for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive fees at the annual rate of 0.10% of each of the Master Portfolios’ average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2004, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.3 trillion in assets.

Administrative Services

BGI provides the following services, among others, as the Funds’ administrator:

■	Management of the Funds’ non-investment operations;

■	Preparation of reports for the Funds’ Board of Trustees;

■	Preparation of required filings with the Securities and Exchange Commission (“SEC”) and state securities commissions; and

■	Preparation of proxy statements and shareholder reports.

BGI is entitled to receive fees at the annual rate of 0.02% of the average daily net assets of each Fund’s Institutional Share Class. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by the Funds. No additional administration fees are charged at the Master Portfolio level.

Out of the fees it receives for providing administrative services, BGI may pay shareholder servicing fees to certain financial intermediaries (collectively, “Shareholder Servicing Agents”), in amounts that reflect fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Fund’s distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

10	BARCLAYS GLOBAL INVESTORS FUNDS

Shareholder Information

Who is Eligible to Invest

The minimum initial investment amount for the Institutional Shares for each Fund is $10 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Contact Investors Bank & Trust Co. (IBT), the Funds’ custodian, transfer agent and dividend disbursing agent for more information.

In order to invest, a completed account application form must be submitted to and processed by IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

How to Buy Shares

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order on any day the Funds are open (a “Business Day”) by 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early to purchase shares at that day’s net asset value per share (“NAV”). Orders received after 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends, New York Stock Exchange (“NYSE”) Holidays, Columbus Day and Veterans’ Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order, for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the FedWire system by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but not funded as described above.

How to Sell Shares

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares on any Business Day by 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted by applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund

11

may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Direct Buyers

Direct Buyers who have established accounts with a Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA # 011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name

Shareholder Account Number

Fund Number:

1127 (Institutional Money Market Fund—Institutional Shares)

1197 (Prime Money Market Fund—Institutional Shares)

1097 (Government Money Market Fund—Institutional Shares)

1107 (Treasury Money Market Fund—Institutional Shares)

■	To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and your account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time or earlier on any business day the primary markets for the Funds close early. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most bank and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sales proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

12	BARCLAYS GLOBAL INVESTORS FUNDS

When a Direct Buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day. The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. Each Fund’s SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant price of $1 per share, although they can offer no assurance that they will be able to do so.

The price at which a purchase or order is processed is made is based on the next calculation that of Fund’s NAV after the order is received in proper form.

Fund Distributions

Each Fund declares distributions of any net income daily and distributes them monthly. A Fund distributes realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless otherwise elected.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Please Note:

■	Each Fund credits distributions earned on weekends and holidays to the preceding Business Day;

■	If you sell shares before the monthly distribution payment date, each Fund remits to the shareholder any distributions declared but not yet paid to the shareholder on the next distribution payment date; and

■	If you sell all shares before the monthly distribution payment date, each Fund remits to the shareholder all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Because of the investment objective and strategies of each Fund’s corresponding Master Portfolio, the Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing “), and the Funds’ Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds.

13

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and realized net capital gains. Distributions from a Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund Shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund’s distributions to you and your tax rate.

Distributions generally create the following tax liability:

TRANSACTION	TAX STATUS
Income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

Normally, the Funds do not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for the reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 net asset value per share, your sales of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for foreign or tax-exempt investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or Individual Retirement Account, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax adviser about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a Master Portfolio that has substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. Each feeder fund bears its Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

14	BARCLAYS GLOBAL INVESTORS FUNDS

Feeder Fund Rights. Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its corresponding Master Portfolio if it believes doing so is in the Fund’s shareholders’ best interests. If the Board of Trustees withdraws a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described here, including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.

15

Financial Highlights

The tables that follow provide a picture of the Institutional Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund financial performance. The information reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in (each) Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended after December 31, 2000 has been audited by PricewaterhouseCoopers LLP. For all other periods, the information was audited by KPMG LLP. The independent auditor’s report along with each Fund’s financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

Institutional Money Market Fund

Institutional Shares Financial Highlights

(For a share outstanding throughout the period)

	Institutional Money Market Fund — Institutional Shares

	Year ended Dec. 31, 2004		Year ended Dec. 31, 2003		Year ended Dec. 31, 2002		Year ended Dec. 31, 2001		Year ended Dec. 31, 2000
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.01		0.01		0.02		0.04		0.06
Net realized and unrealized gain (loss)	(0.00)	(a)	0.00	(a)	—		—		—
Total from investment operations	0.01		0.01		0.02		0.04		0.06
Less distributions from:
Net investment income	(0.01)		(0.01)		(0.02)		(0.04)		(0.06)
Net realized gain	—		(0.00)	(a)	(0.00)	(a)	(0.00)	(a)	—
Total distributions	(0.01)		(0.01)		(0.02)		(0.04)		(0.06)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	1.39%		1.14%		1.83%		4.23%		6.55%
Ratios/Supplemental data:
Net assets, end of year (000s)	$3,624,503		$3,998,225		$3,327,652		$1,202,381		$16,035
Ratio of expenses to average net assets(b)	0.06%		0.12%		0.12%		0.12%		0.12%
Ratio of expenses to average net assets prior to waived fees(b)	0.12%		n/a		n/a		n/a		n/a
Ratio of net investment income to average net assets(b)	1.37%		1.13%		1.77%		3.04%		6.60%
Ratio of net investment income to average net assets prior to waived fees(b)	1.31%		n/a		n/a		n/a		n/a

(a)	Rounds to less than $0.01.
(b)	These ratios include expenses charged to the Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

16	BARCLAYS GLOBAL INVESTORS FUNDS

Prime Money Market Fund

Institutional Shares Financial Highlights

(For a share outstanding throughout the period)

	Prime Money Market Fund — Institutional Shares

	Year ended Dec. 31, 2004		Period ended Dec. 31, 2003 (a)
Net asset value, beginning of period	$1.00		$1.00
Income from investment operations:
Net investment income	0.01		0.01
Net realized and unrealized gain (loss)	0.00	(d)	(0.00)	(d)
Total from investment operations	0.01		0.01
Less distributions from:
Net investment income	(0.01)		(0.01)
Net realized gain	(0.00)	(d)	(0.00)	(d)
Total distributions	(0.01)		(0.01)
Net asset value, end of period	$1.00		$1.00
Total return	1.40%		0.80%	(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$6,000,944		$2,967,075
Ratio of expenses to average net assets(c)	0.04%		0.03%
Ratio of expenses to average net assets prior to waived fees(c)	0.12%		n/a
Ratio of net investment income to average net assets(c)	1.45%		1.10%
Ratio of net investment income to average net assets prior to waived fees(c)	1.37%		n/a

(a)	For the period from April 16, 2003 (commencement of operations) to December 31, 2003.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Prime Money Market Master Portfolio.
(d)	Rounds to less than $0.01.

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND	17

Government Money Market Fund

Institutional Shares Financial Highlights

(For a share outstanding throughout the period)

	Government Money Market Fund — Institutional Shares

	Period ended Dec. 31, 2004 (a)
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	0.01
Total from investment operations	0.01
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$1.00
Total return	0.64%	(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$448,100
Ratio of expenses to average net assets(c)	0.00%
Ratio of expenses to average net assets prior to waived fees(c)	0.12%
Ratio of net investment income to average net assets(c)	1.93%
Ratio of net investment income to average net assets prior to waived fees(c)	1.81%

(a)	For the period from September 1, 2004 (commencement of operations) to December 31, 2004.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Government Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

18	BARCLAYS GLOBAL INVESTORS FUNDS

Treasury Money Market Fund

Institutional Shares Financial Highlights

(For a share outstanding throughout the period)

	Treasury Money Market Fund — Institutional Shares

	Period ended Dec. 31, 2004(b)
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	0.01
Total from investment operations	0.01
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$1.00
Total return	0.61%	(a)
Ratios/Supplemental data:
Net assets, end of period (000s)	$100
Ratio of net expenses to average net assets(c)	0.00%
Ratio of expenses to average net assets prior to waived fees(c)	0.12%
Ratio of net investment income to average net assets(c)	1.82%
Ratio of net investment income to average net assets prior to waived fees(c)	1.70%

(a)	Not annualized.
(b)	For the period from September 1, 2004 (commencement of operations) to December 31, 2004.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Treasury Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND	19

Additional information about the Funds' investments is available in their annual and semi-annual reports to shareholders and their Statements of Additional Information (SAIs).

BGFA has electronically filed the SAIs, dated May 1, 2005, with the Securities and Exchange Commission. These are incorporated by reference into this Prospectus.

If you have any questions about the Funds or wish to obtain the annual, semi-annual reports and SAI free of charge, please call the Funds' toll-free number:

1 877 BGI 1544 (1 877 244 1544), visit our website at: **BGICash.com**, or email the Fund at: BGICash@seic.com

You may write Barclays Global Investors Funds at:

c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website at: **http://www.sec.gov**

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address:

publicinfo@sec.gov, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC, Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Call the Commission at **1 202 942 8090** for further details.

Investment Company Act File No.: 811-7332

BGF-PR-IS0505

BARCLAYS GLOBAL INVESTORS

BARCLAYS

PROSPECTUS | MAY 1, 2005

INSTITUTIONAL MONEY MARKET FUND

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TREASURY MONEY MARKET FUND

PREMIUM SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BGICash *from* BARCLAYS GLOBAL INVESTORS *funds*

3	Investment Objectives

3	Principal Investment Strategies

5	Principal Risk Factors

7	Investment Returns

9	Fees and Expenses

10	Management of the Funds

11	Shareholder Information

16	Financial Highlights

Investment Objectives*

Institutional Money Market Fund and Prime Money Market Fund

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

Government Money Market Fund and Treasury Money Market Fund

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

Principal Investment Strategies

Institutional Money Market Fund and Prime Money Market Fund

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Under normal circumstances, the Funds expect to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

Government Money Market Fund

The Fund invests in high quality short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Under normal circumstances, at least 80% of the Fund’s assets will be invested in obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations, and other money market funds that have substantially the same investment objectives and strategies of the Fund. The principal and interest of all securities are payable in U.S. dollars.

*	The Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund invest all of their assets in a separate mutual fund—the Money Market Master Portfolio, the Prime Money Market Master Portfolio, the Government Money Market Master Portfolio and the Treasury Money Market Master Portfolio respectively (each a “Master Portfolio” and collectively, the “Master Portfolios”)—that has a substantially identical investment objective. All discussion of investment objectives, strategies and risks of the Funds refer also to the investment objectives, strategies and risks of their corresponding Master Portfolios, unless otherwise indicated. A detailed description of the relationship of the Funds to their corresponding Master Portfolios appears on page 15.

3

Treasury Money Market Fund

The Fund invests only in high quality short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities are payable in U.S. dollars.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

Institutional Money Market, Prime Money Market and Government Money Market Funds

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds’ portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates which could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates.

Each Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market and Government Money Market Funds expect to maintain an average weighted maturity of 60 days or less.

Each of the Institutional Money Market and Prime Money Market Funds reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The risks generally associated with concentrating investments in the banking industry generally included interest rate risk, credit risk, and regulatory developments relating to the banking and financial services industries.

Treasury Money Market Fund

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund’s portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to sharply rising or falling interest rates that could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.

The Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements that with regard to U.S. Treasury obligations.

5

The Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less.

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ corresponding Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investment and risks, please refer to the Funds’ Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this Prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Funds

The Funds are designed for investors who seek income from a high quality portfolio, wish to maintain the value of their investment in the long and short-term, and/or seek an interim investment or a short-term goal.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the Premium Shares of the Institutional Money Market Fund and Prime Money Market Fund. As of the date of this Prospectus, the Government Money Market Fund and Treasury Money Market Fund have been in operation for less than one full calendar year; therefore, return information is not presented.

The bar charts show the return of the Premium Shares of the Institutional Money Market Fund and Prime Money Market Fund for each full calendar year since each Fund’s inception. The average annual total return tables compare the average annual total return of the Premium Shares of the Institutional Money Market Fund and Prime Money Market Fund with the average return of a group of corresponding funds for one year and the period since inception. How the Institutional Money Market Fund and Prime Money Market Fund performed in the past is not necessarily an indication of how they will perform in the future.

Institutional Money Market Fund—Premium Shares Year-By-Year Returns

The highest and lowest quarterly returns for the Premium Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return: 4th quarter of 2004	Lowest Quarterly Return: 1st quarter of 2004

0.49%	0.24%

PREMIUM SHARES OF THE INSTITUTIONAL MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2004)

	ONE YEAR	SINCE INCEPTION (DECEMBER 2, 2002)*,**
Institutional Money Market Fund—Premium Shares	1.34%	1.22%
MFR Averages/FTI***	1.03%	0.93%

*	Performance for Institutional Money Market Fund—Premium Shares is calculated from December 3, 2002.
**	The Money Fund Report average is calculated from December 1, 2002.
***	The Premium Shares of the Institutional Money Market Fund are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

7

Prime Money Market Fund—Premium Shares Year-By-Year Returns

The highest and lowest quarterly returns for the Premium Shares of the Prime Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return: 4th quarter of 2004	Lowest Quarterly Return: 1st quarter of 2004 & 2nd quarter of 2004

0.49%	0.25%

PREMIUM SHARES OF THE PRIME MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2004)

	ONE YEAR	SINCE INCEPTION (APRIL 16, 2003)*,**
Prime Money Market Fund—Premium Shares	1.35%	1.24%
MFR Averages/FTI***	1.03%	0.93%

*	Performance for Prime Money Market Fund—Premium Shares is calculated from April 21, 2003.
**	The Money Fund Report average is calculated from April 1, 2003.
***	The Premium Shares of the Institutional Money Market Fund are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year. To learn each Fund’s current seven-day yield, call 1 877 BGI 1544 (1 877 244 1544) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

8	BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Premium Shares of the Funds. The expenses are deducted from each Fund’s assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

	Institutional Money Market Fund	Prime Money Market Fund	Government Money Market Fund	Treasury Money Market Fund
Management fees	0.10%	0.10%	0.10%	0.10%
Other expenses	0.07%	0.07%	0.07%	0.07%
Total annual Fund operating expenses(1)(2)	0.17%	0.17%	0.17%	0.17%

(1)	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
(2)	The Funds’ service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare each Fund’s costs for Premium Shares with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that each Fund’s operating expenses remain the same.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Money Market Fund	$17	$55	$96	$217
Prime Money Market Fund	$17	$55	$96	$217
Government Money Market Fund	$17	$55	$96	$217
Treasury Money Market Fund	$17	$55	$96	$217

9

Management of the Funds

Investment Adviser

The Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are feeder funds that invest all of their assets in Master Portfolios with substantially identical investment objectives, strategies and policies. Barclays Global Fund Advisors (“BGFA”), a registered investment adviser, serves as investment adviser for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive a fee at the annual rate of 0.10% of each of the Master Portfolios’ average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2004, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.3 trillion in assets.

Administrative Services

BGI provides the following services, among others, as the Funds’ administrator:

■	Management of the Funds’ non-investment operations;

■	Preparation of reports for the Funds’ Board of Trustees;

■	Preparation of required filings with the Securities and Exchange Commission (“SEC”) and state securities commissions; and

■	Preparation of proxy statements and shareholder reports.

BGI is entitled to receive a fee at the annual rate of 0.07% of the average daily net assets of each Fund’s Premium Share Class. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by the Funds. No additional administration fees are charged at the Master Portfolio level.

Out of the fees it receives for providing administrative services, BGI may pay shareholder servicing fees to certain financial intermediaries (collectively, “Shareholder Servicing Agents”), in amounts that reflect fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

10	BARCLAYS GLOBAL INVESTORS FUNDS

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Premium shares, you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an Individual Retirement Account (“IRA”);

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the Fund’s custodian, transfer agent and dividend disbursing agent, or one of the Funds’ Shareholding Servicing Agents; or

■	Initially invest a minimum of $10 million directly through IBT.

The minimum initial investment amount for the Premium Shares for each Fund is $10 million; however, in certain situations, this minimum initial investment amount can be reduced or waived. Contact your Shareholder Servicing Agent or IBT for more information.

In order to invest, a completed account application form must be submitted to and processed by your Shareholder Servicing Agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Premium Shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

■	Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for transmitting your purchase order.

■	Tax-deferred investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents.* Your Shareholder Servicing Agent is responsible for transmitting your purchase order covered above.

■	Qualified buyer. Invest through an account set up with your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for transmitting your purchase order covered above.

■	Direct buyer. See “Special Instructions for Direct Buyers” on page 13.

*	Your Shareholder Servicing Agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law

11

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase on any day the Funds are open (a “Business Day”) by 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early to purchase shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends, New York Stock Exchange (“NYSE”) Holidays, Columbus Day and Veterans’ Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order, for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the FedWire system by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with an order that has been placed but not funded as described above.

How to Sell Shares

■	Plan participant. Contact your Plan Sponsor or Shareholder Servicing Agent.

■	Tax-deferred investor. Contact your Plan Sponsor or Shareholder Servicing Agent.

■	Qualified buyer. Contact your Plan Sponsor or Shareholder Servicing Agent.

■	Direct buyer. See “Special Instructions for Direct Buyers” on page 13.

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares on any Business Day by 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early, will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the Fund’s NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

12	BARCLAYS GLOBAL INVESTORS FUNDS

Special Instructions for Direct Buyers

Direct Buyers who have established accounts with a Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA #011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name

Shareholder Account Number

Fund Numbers

1128 (Institutional Money Market Fund—Premium Shares)

1198 (Prime Money Market Fund—Premium Shares)

1098 (Government Money Market Fund—Premium Shares)

1108 (Treasury Money Market Fund—Premium Shares)

■	To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and insert your account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time or earlier on any business day the primary markets for the Funds close early. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

When a Direct Buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

13

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day. The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. Each Fund’s SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant price of $1 per share, although they can offer no assurance that they will be able to do so.

The price at which a purchase or redemption order for a Fund’s shares is processed is based on the next calculation of NAV after the order is received in proper form.

Fund Distributions

Each Fund declares distributions of any net income daily and distributes them monthly. A Fund distributes realized capital gains, if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of that Fund unless otherwise elected.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Please Note:

■	Each Fund credits distributions earned on weekends and holidays to the preceding Business Day;

■	If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date; and

■	If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Because of the investment objective and strategies of each Fund’s corresponding Master Portfolio, the Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), and the Funds’ Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and realized net capital gains. Distributions from a Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund’s distributions to you and your tax rate.

14	BARCLAYS GLOBAL INVESTORS FUNDS

Distributions generally create the following tax liability:

TRANSACTION	TAX STATUS
Income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

Normally, the Funds do not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for the reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 net asset value per share, your sales of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for foreign or tax-exempt investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or Individual Retirement Account, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax adviser about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a Master Portfolio that has substantially identical investment objectives, strategies, and policies as the individual Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. Each feeder fund bears its Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its corresponding Master Portfolio if it believes doing so is in the Fund’s shareholders’ best interests. If the Board of Trustees withdraw the Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described here, including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.

15

Financial Highlights

The tables that follow provide a picture of the Premium Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund financial performance. The information reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in (each) Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP. The independent auditor’s report along with each Fund’s financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

Institutional Money Market Fund

Premium Shares Financial Highlights

(For a share outstanding throughout the period)

	INSTITUTIONAL MONEY MARKET FUND— PREMIUM SHARES

	Year ended Dec. 31, 2004		Year ended Dec. 31, 2003		Period ended Dec. 31, 2002(b)
Net asset value, beginning of period	$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.01		0.01		0.00	(d)
Net realized and unrealized gain (loss)	(0.00)	(d)	0.00	(d)	—
Total from investment operations	0.01		0.01		0.00	(d)
Less distributions from:
Net investment income	(0.01)		(0.01)		(0.00)	(d)
Net realized gain	—		(0.00)	(d)	—
Total distributions	(0.01)		(0.01)		(0.00)	(d)
Net asset value, end of period	$1.00		$1.00		$1.00
Total return	1.34%		1.10%		0.11%	(c)
Ratios/Supplemental data:
Net assets, end of period (000s)	$1,217,388		$290,099		$5
Ratio of expenses to average net assets(e)	0.10%		0.17%		0.25%
Ratio of expenses to average net assets prior to waived fees(e)	0.17%		n/a		n/a
Ratio of net investment income to average net assets(e)	1.45%		0.98%		1.51%
Ratio of net investment income to average net assets prior to waived fees(e)	1.38%		n/a		n/a

(a)	These ratios include expenses charged to the Money Market Master Portfolio.
(b)	For the period from December 2, 2002 (commencement of operations) to December 31, 2002.
(c)	Not annualized.
(d)	Rounds to less than $0.01.
(e)	Annualized for periods of less than one year. These ratios include expenses charged to the Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

16	BARCLAYS GLOBAL INVESTORS FUNDS

Prime Money Market Fund

Premium Shares Financial Highlights

(For a share outstanding throughout the period)

	PRIME MONEY MARKET FUND— PREMIUM SHARES

	Year ended Dec. 31, 2004		Period ended Dec. 31, 2003(a)
Net asset value, beginning of period	$1.00		$1.00
Income from investment operations:
Net investment income	0.01		0.01
Net realized and unrealized gain (loss)	0.00	(d)	(0.00)	(d)
Total from investment operations	0.01		0.01
Less distributions from:
Net investment income	(0.01)		(0.01)
Net realized gain	(0.00)	(d)	(0.00)	(d)
Total distributions	(0.01)		(0.01)
Net asset value, end of period	$1.00		$1.00
Total return	1.35%		0.75%	(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$5,247,105		$964,243
Ratio of expenses to average net assets(c)	0.07%		0.09%
Ratio of expenses to average net assets prior to waived fees(c)	0.17%		n/a
Ratio of net investment income to average net assets(c)	1.62%		1.02%
Ratio of net investment income to average net assets prior to waived fees(c)	1.52%		n/a

(a)	For the period from April 16, 2003 (commencement of operations) to December 31, 2003.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Prime Money Market Master Portfolio.
(d)	Rounds to less than $0.01.

The accompanying notes are an integral part of these financial statements.

17

Government Money Market Fund

Premium Shares Financial Highlights

(For a share outstanding throughout the period)

	GOVERNMENT MONEY MARKET FUND— PREMIUM SHARES

	Period ended Dec. 31, 2004(a)
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	0.01
Total from investment operations	0.01
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$1.00
Total return	0.62%	(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$100
Ratio of expenses to average net assets(c)	0.05%
Ratio of expenses to average net assets prior to waived fees(c)	0.17%
Ratio of net investment income to average net assets(c)	1.86%
Ratio of net investment income to average net assets prior to waived fees(c)	1.74%

(a)	For the period from September 1, 2004 (commencement of operations) to December 31, 2004.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Government Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

18	BARCLAYS GLOBAL INVESTORS FUNDS

Treasury Money Market Fund

Premium Shares Financial Highlights

(For a share outstanding throughout the period)

	TREASURY MONEY MARKET FUND— PREMIUM SHARES

	Period ended Dec. 31, 2004(a)
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	0.01
Total from investment operations	0.01
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$1.00
Total return	0.59%	(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$100
Ratio of expenses to average net assets(c)	0.05%
Ratio of expenses to average net assets prior to waived fees(c)	0.17%
Ratio of net investment income to average net assets(c)	1.77%
Ratio of net investment income to average net assets prior to waived fees(c)	1.65%

(a)	For the period from September 1, 2004 (commencement of operations) to December 31, 2004.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Treasury Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

19

PROSPECTUS | MAY 1, 2005

INSTITUTIONAL MONEY MARKET FUND

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TREASURY MONEY MARKET FUND

SELECT SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BGICash *from* BARCLAYS GLOBAL INVESTORS *funds*

3	Investment Objectives

3	Principal Investment Strategies

5	Principal Risk Factors

7	Investment Returns

9	Fees and Expenses

10	Management of the Funds

11	Shareholder Information

16	Financial Highlights

Investment Objectives*

Institutional Money Market Fund and Prime Money Market Fund

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

Government Money Market Fund and Treasury Money Market Fund

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

Principal Investment Strategies

Institutional Money Market Fund and Prime Money Market Fund

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Under normal circumstances, the Funds expect to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

Government Money Market Fund

The Fund invests in high quality short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Under normal circumstances, at least 80% of the Fund’s assets will be invested in obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations, and other money market funds that have substantially the same investment objectives and strategies of the Fund. The principal and interest of all securities are payable in U.S. dollars.

*	The Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund invest all of their assets in a separate mutual fund—the Money Market Master Portfolio, the Prime Money Market Master Portfolio, the Government Money Market Master Portfolio and the Treasury Money Market Master Portfolio respectively (each a “Master Portfolio” and collectively, the “Master Portfolios”)—that has a substantially identical investment objective. All discussion of investment objectives, strategies and risks of the Funds refer also to the investment objectives, strategies and risks of their corresponding Master Portfolios, unless otherwise indicated. A detailed description of the relationship of the Funds to their corresponding Master Portfolios appears on page 15.

3

Treasury Money Market Fund

The Fund invests only in high quality short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities are payable in U.S. dollars.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

Institutional Money Market, Prime Money Market and Government Money Market Funds

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds’ portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates which could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates.

Each Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market and Government Money Market Funds expect to maintain an average weighted maturity of 60 days or less.

Each of the Institutional Money Market and Prime Money Market Funds reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The risks generally associated with concentrating investments in the banking industry generally include interest rate risk, credit risk, and regulatory developments relating to the banking and financial services industries.

Treasury Money Market Fund

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund’s portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to sharply rising or falling interest rates that could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.

The Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements with regard to U.S. Treasury obligations.

5

The Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less.

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ corresponding Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investment and risks, please refer to the Funds’ Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Funds

The Funds are designed for investors who seek income from a high quality portfolio, wish to maintain the value of their investment in the long and short-term, and/or seek an interim investment or a short-term goal.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

As of the date of this prospectus, the Select Shares of the Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund have been in operation for less than one full calendar year. As a result, no performance information for the Select Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund is included in this section.

The bar charts and tables in this section provide some indication of the risks of investing in the Institutional Shares of the Institutional Money Market Fund and Prime Money Market Fund.

The bar charts show the return of the Institutional Shares of the Institutional Money Market Fund and Prime Money Market Fund for each full calendar year since each Fund’s inception. No information is shown with regard to the Institutional Shares of the Government Money Market Fund and the Treasury Money Market Fund, as both Funds have been in operation for less than one full calendar year. The Institutional Shares of the Funds are offered in a separate prospectus, however, they have substantially similar annual returns as the Select Shares because the Institutional Shares are invested in the same portfolio of securities as the Select Shares. The expected performance of the Select Shares’ of the Funds will differ from that of the Institutional Shares of the Funds only to the extent that the Select Shares of the Funds’ operating expenses are higher. The average annual total return tables compare the average annual total return of the Institutional Shares of the Institutional Money Market Fund and Prime Money Market Fund with the average return of a group of corresponding funds for one year and the period since inception. How the Institutional Shares of the Institutional Money Market Fund and Prime Money Market Fund performed in the past is not necessarily an indication of how they, or the Select Shares of the Funds, will perform in the future.

Institutional Money Market Fund—Institutional Shares

Year-By-Year Returns

7

The highest and lowest quarterly returns for the Institutional Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

	Highest Quarterly Return: 4th Qtr. ‘00	Lowest Quarterly Return: 1st Qtr. ‘04
Institutional Money Market Fund—Institutional Shares	1.68%	0.25%

INSTITUTIONAL SHARES OF THE INSTITUTIONAL MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2004)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (AUGUST 4, 1999)**
Institutional Money Market Fund—Institutional Shares	1.39%	3.01%	3.20%
MFR Averages/FTI*	1.03%	2.68%	2.88%

*	The Institutional Shares of the Institutional Money Market Fund are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).
**	The Money Fund Report average is calculated from August 1, 1999.

Prime Money Market Fund—Institutional Shares

Year-By-Year Returns

The highest and lowest quarterly returns for the Institutional Shares of the Prime Money Market Fund for the periods covered by the bar chart above are listed below:

	Highest Quarterly Return: 4th Qtr. ‘04	Lowest Quarterly Return: 1st Qtr. ‘04 & 2nd Qtr. ‘04
Prime Money Market Fund—Institutional Shares	0.50%	0.26%

	ONE YEAR	SINCE INCEPTION (APRIL 16, 2003)**
Prime Money Market Fund—Institutional Shares	1.40%	1.29%
MFR Averages/FTI*	1.03%	0.93%

*	The Institutional Shares of the Prime Money Market Fund are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).
**	The Money Fund Report average is calculated from April 1, 2003.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

To learn each Fund’s current seven-day yield, call 1 877 BGI 1544 (1 877 244 1544) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

8	BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Select Shares of the Funds. The expenses are deducted from each Fund’s assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

	Institutional Money Market Fund	Prime Money Market Fund	Government Money Market Fund	Treasury Money Market Fund
Management fees	0.10%	0.10%	0.10%	0.10%
Other expenses	0.12%	0.12%	0.12%	0.12%
Total annual Fund operating expenses[1,2]	0.22%	0.22%	0.22%	0.22%

[1]	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
[2]	The Funds’ service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare each Fund’s costs for Select Shares with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that each Fund’s operating expenses remain the same.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Money Market Fund	$23	$71	$124	$280
Prime Money Market Fund	$23	$71	$124	$280
Government Money Market Fund	$23	$71	$124	$280
Treasury Money Market Fund	$23	$71	$124	$280

9

Management of the Funds

Investment Adviser

The Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are feeder funds that invest all of their assets in Master Portfolios with substantially identical investment objectives, strategies and policies. Barclays Global Fund Advisors (“BGFA”), a registered investment adviser, serves as investment adviser for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive a fee at the annual rate of 0.10% of each of the Master Portfolios’ average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2004, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.3 trillion in assets.

Administrative Services

BGI provides the following services, among others, as the Funds’ administrator;

■	Management of the Funds’ non-investment operations;

■	Preparation of reports for the Funds’ Board of Trustees;

■	Preparation of required filings with the Securities and Exchange Commission (“SEC”) and state securities commissions; and

■	Preparation of proxy statements and shareholder reports.

BGI is entitled to receive a fee at the annual rate of 0.12% of the average daily net assets of each Fund’s Select Share Class. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by the Funds. No additional administration fees are charged at the Master Portfolio level.

Out of the fees it receives for providing administrative services, BGI may pay shareholder servicing fees to certain financial intermediaries (collectively, “Shareholder Servicing Agents”), in amounts that reflect fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

10	BARCLAYS GLOBAL INVESTORS FUNDS

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Select Shares, you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an Individual Retirement Account (“IRA”);

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the Fund’s custodian, transfer agent and dividend disbursing agent, or one of the Funds’ Shareholding Servicing Agents; or

■	Initially invest a minimum of $5 million directly through IBT.

The minimum initial investment amount for the Select Shares for each Fund is $5 million; however, in certain situations, this minimum initial investment amount can be reduced or waived. Contact IBT or your Shareholder Servicing Agent for more information.

In order to invest, a completed account application form must be submitted to and processed by your Shareholder Servicing Agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Select Shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

■	Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for transmitting your purchase order.

■	Tax-deferred investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents.* Your Shareholder Servicing Agent is responsible for transmitting your purchase order.

■	Qualified buyer. Invest through an account set up with your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for transmitting your purchase order.

■	Direct buyer. See “Special Instructions for Direct Buyers” on page 13.

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase on any day the Funds are open (a “Business Day”) by 5:00 p.m. Eastern Time or earlier on any day the primary markets for the

*	Your Shareholder Servicing Agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.

11

Funds close early to purchase shares at that day’s net asset value. Orders received after 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends, NYSE Holidays, Columbus Day and Veterans’ Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order, for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the FedWire system by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with an order that has been placed but not funded as described above.

How to Sell Shares

■	Plan participant. Contact your Plan Sponsor or Shareholder Servicing Agent.

■	Tax-deferred investor. Contact your Plan Sponsor or Shareholder Servicing Agent.

■	Qualified buyer. Contact your Plan Sponsor or Shareholder Servicing Agent.

■	Direct buyer. See “Special Instructions for Direct Buyers” on page 13.

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares on any Business Day by 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the Fund’s NAV not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

12	BARCLAYS GLOBAL INVESTORS FUNDS

Special Instructions for Direct Buyers

Direct Buyers who have established accounts with a Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA #011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name

Shareholder Account Number

Fund Number

1122 (Institutional Money Market Fund—Select Shares)

1199 (Prime Money Market Fund—Select Shares)

1099 (Government Money Market Fund—Select Shares)

1109 (Treasury Money Market Fund—Select Shares)

■	To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m., Eastern Time or earlier on any business day the primary markets for the Funds close early. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

When a Direct Buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

13

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day. The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. Each Fund’s SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant price of $1 per share, although they can offer no assurance that they will be able to do so.

The price at which a purchase or redemption order for a Fund’s shares is processed is based on the next calculation of that Fund’s NAV after the order is received in proper form.

Fund Distributions

Each Fund declares distributions of any net income daily and distributes them monthly. A Fund distributes realized capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional shares of that Fund unless otherwise elected.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Please Note:

■	Each Fund credits distributions earned on weekends and holidays to the preceding business day;

■	If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date; and

■	If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Because of the investment objective and strategies of each Fund’s corresponding Master Portfolio, the Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), and the Funds’ Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and realized net capital gains. Distributions from a Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund’s distributions to you and your tax rate.

14	BARCLAYS GLOBAL INVESTORS FUNDS

Distributions generally create the following tax liability:

TRANSACTION	TAX STATUS
Income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

Normally, the Funds do not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for the reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 net asset value per share, your sales of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for foreign or tax-exempt investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or Individual Retirement Account, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax adviser about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a Master Portfolio that has substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. Each feeder fund bears its Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its corresponding Master Portfolio if it believes doing so is in the Funds’ shareholders’ best interests. If the Board of Trustees withdraw the Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described here, including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.

15

Financial Highlights

The tables that follow provide a picture of the Select Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund financial performance. The information reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in (each) Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP. The independent auditor’s report along with each Fund’s financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

Institutional Money Market Fund

Select Shares Financial Highlights

(For a share outstanding throughout the period)

	INSTITUTIONAL MONEY MARKET FUND— SELECT SHARES

	Period ended Dec. 31, 2004(a)
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	0.01
Total from investment operations	0.01
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$1.00
Total return	1.22%	(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$6,712
Ratio of expenses to average net assets(c)	0.10%
Ratio of expenses to average net assets prior to waived fees(c)	0.22%
Ratio of net investment income to average net assets(c)	1.93%
Ratio of net investment income to average net assets prior to waived fees(c)	1.81%

(a)	For the period from January 26, 2004 (commencement of operations) to December 31, 2004.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

16	BARCLAYS GLOBAL INVESTORS FUNDS

Prime Money Market Fund

Select Shares Financial Highlights

(For a share outstanding throughout the period)

	PRIME MONEY MARKET FUND— SELECT SHARES

	Period ended Dec. 31, 2004(c)
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	0.01
Total from investment operations	0.01
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$1.00
Total return	1.23%	(a)
Ratios/Supplemental data:
Net assets, end of period (000s)	$170,336
Ratio of expenses to average net assets(b)	0.10%
Ratio of expenses to average net assets prior to waived fees(b)	0.22%
Ratio of net investment income to average net assets(b)	2.11%
Ratio of net investment income to average net assets prior to waived fees(b)	1.99%

(a)	Not annualized.
(b)	Annualized for periods of less than one year. These ratios include expenses charged to the Prime Money Market Master Portfolio.
(c)	For the period from January 26, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of these financial statements.

17

Government Money Market Fund

Select Shares Financial Highlights

(For a share outstanding throughout the period)

	GOVERNMENT MONEY MARKET FUND— SELECT SHARES

	Period ended Dec. 31, 2004(a)
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	0.01
Total from investment operations	0.01
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$1.00
Total return	0.60%	(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$100
Ratio of expenses to average net assets(c)	0.10%
Ratio of expenses to average net assets prior to waived fees(c)	0.22%
Ratio of net investment income to average net assets(c)	1.81%
Ratio of net investment income to average net assets prior to waived fees(c)	1.69%

(a)	For the period from September 1, 2004 (commencement of operations) to December 31, 2004.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Government Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

18	BARCLAYS GLOBAL INVESTORS FUNDS

Treasury Money Market Fund

Select Shares Financial Highlights

(For a share outstanding throughout the period)

	TREASURY MONEY MARKET FUND— SELECT SHARES

	Period ended Dec. 31, 2004(a)
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	0.01
Total from investment operations	0.01
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$1.00
Total return	0.58%	(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$100
Ratio of expenses to average net assets(c)	0.10%
Ratio of expenses to average net assets prior to waived fees(c)	0.22%
Ratio of net investment income to average net assets(c)	1.70%
Ratio of net investment income to average net assets prior to waived fees(c)	1.58%

(a)	For the period from September 1, 2004 (commencement of operations) to December 31, 2004.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Treasury Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

19

Additional information about the Funds' investments is available in their annual and semi-annual reports to shareholders and their Statements of Additional Information (SAIs).

BGFA has electronically filed the SAIs, dated May 1, 2005, with the Securities and Exchange Commission. These are incorporated by reference into this Prospectus.

If you have any questions about the Funds or wish to obtain the annual, semi-annual reports and SAI free of charge, please call the Funds' toll-free number:

1 877 BGI 1544 (1 877 244 1544), visit our website at: **BGICash.com**, or email the Fund at: BGICash@seic.com

You may write Barclays Global Investors Funds at:

c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website at: **http://www.sec.gov**

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address:

publicinfo@sec.gov, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC, Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Call the Commission at **1 202 942 8090** for further details.

Investment Company Act File No.: 811-7332

BGF-PR-SS0505

BARCLAYS GLOBAL INVESTORS

BARCLAYS

BARCLAYS GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

GOVERNMENT MONEY MARKET FUND

TREASURY MONEY MARKET FUND

Institutional Shares, Premium Shares, Select Shares and Trust Shares

May 1, 2005

Barclays Global Investors Funds (the “Trust”) is an open-end management investment company. This Statement of Additional Information (“SAI”) contains additional information about two funds of the Trust – the Government Money Market Fund and Treasury Money Market Fund (each, a “Fund” and collectively, the “Funds”).

Each of the Government and Treasury Money Market Funds seek to achieve its investment objective by investing all of its assets in the Government and Treasury Money Market Master Portfolios (collectively, the “Master Portfolios”), respectively, of Master Investment Portfolio (“MIP”). Barclays Global Fund Advisors (“BGFA”) serves as investment adviser to the corresponding Master Portfolios. References to the investments, investment policies and risks of a Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

This SAI is not a prospectus and should be read in conjunction with the Funds’ current Prospectuses for the Institutional, Premium, Select and Trust Shares, dated May 1, 2005. All terms used in this SAI that are defined in each Prospectus will have the meanings assigned in each Prospectus. The audited financial statements for the Funds’, which include the schedule of investments and independent auditors’ report for the fiscal year ended December 31, 2004, are hereby incorporated by reference to the Funds’ Annual Report. Prospectuses may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1 877 BGI 1544 (1 877 244 1544), or e-mailing the Funds at BGICash@seic.com.

2

HISTORY OF THE TRUST

The Trust is an open-end, management investment company organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Fund, corresponding to and having identical designations as the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the Government and Treasury Money Market Funds. The Trust’s principal office is located at 45 Fremont Street, San Francisco, California 94105. Each Fund invests all of its assets in the corresponding Master Portfolio of MIP (as illustrated below), which has substantially the same investment objective as the related Fund.

Fund	Corresponding Master Portfolio
Government Money Market Fund	Government Money Market Master Portfolio
Treasury Money Market Fund	Treasury Money Market Fund Master Portfolio

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Objectives and Policies.

Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

Each Funds’ investment objective is set forth in its Prospectus. The Funds’ investment objectives are non-fundamental and can be changed by the Trust’s Board of Trustees without shareholder approval. The investment objective and investment policies of the Funds determine the types of portfolio securities in which each Fund invests, the degree of risk to which a Fund is subject and, ultimately, the Fund’s performance. There can be no assurance that the investment objectives of each Fund will be achieved.

Fundamental Investment Restrictions of the Funds.

The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, including those issued or guaranteed by its agencies or instrumentalities;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

3

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph 3, the 1940 Act currently allows each Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of each Fund’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions of the Funds.

The Funds have adopted and are subject to the following investment restrictions which are all non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Funds, at any time.

(1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

(2) Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) Each Fund may not make investments for the purpose of exercising control or management; provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

(5) The Government Money Market Fund will provide shareholders with at least 60 days’ notice of any change to the Fund’s non-fundamental policy to invest at least 80% of the Fund’s assets in the types of securities described in the Fund’s principal investment strategies. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

(6) The Treasury Money Market Fund will provide shareholders with at least 60 days’ notice of any change to the Fund’s non-fundamental policy to invest at least 80% of the Fund’s assets in the types of obligations described in the Fund’s principal investment strategies. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: “Important Notice Regarding Change in Investment

4

Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

The Master Portfolios’ Fundamental Investment Restrictions.

The Government Money Market and Treasury Money Market Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies.

Each Master Portfolio may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit the Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, including those issued or guaranteed by its agencies or instrumentalities;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph 3, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Restrictions of the Master Portfolios:

(1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder;

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provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Master Portfolio.

(2) Each Master Portfolio may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) Each Master Portfolio may not make investments for the purpose of exercising control or management; provided that the Master Portfolios may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios, without regard to the limitations set forth in this paragraph.

(5) The Government Money Market Master Portfolio will provide shareholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 80% of the Master Portfolio’s assets in the types of securities described in the Master Portfolio’s principal investment strategies. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

(6) The Treasury Money Market Master Portfolio will provide shareholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest 100% of the Master Portfolio’s assets in the types of securities described in the Master Portfolio’s principal investment strategies. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

PORTFOLIO SECURITIES

The assets of each Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the Securities Exchange Commission (“SEC”)), and the dollar-weighted average maturity of a Fund may not exceed 90 days. Under normal circumstances, the Funds expect to maintain a dollar-weighted average portfolio maturity of less than 60 days. The securities in which each Fund invests may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Funds’ investment objectives will be realized as described in the Funds’ Prospectus.

The Government Money Market Fund will invest primarily in obligations of the U.S. Government. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (“FNMA”) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

The Treasury Money Market Fund will invest exclusively in U.S. Treasury Obligations. U.S. Treasury Obligations are direct obligations of the U.S. Government which are, as such, backed by the full faith and credit of the United States. U.S.

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Treasury obligations include, among other things, U.S. Treasury bills, notes, bonds, and the separately traded principal and interest components of securities guaranteed or issued of the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program (“STRIPS”).

Both the Government and Treasury Money Market Funds will also invest in repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Master Portfolios will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

To the extent set forth in this SAI, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

Illiquid Securities.

Each Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, and repurchase agreements providing for settlement more than seven days after notice.

Investment Company Securities.

Each Fund may invest in shares of other open-end investment companies including investment companies that are affiliated with the Funds and the adviser to the Master Portfolio—BGFA—that invests exclusively in high-quality short-term securities to the extent permitted under the 1940 Act. A Fund may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Funds’ total assets with respect to any one investment company and (iii) 10% of a Funds’ total assets with respect to all such companies in the aggregate. Pursuant to an exemptive order issued by the SEC, the Funds may invest up to 25% of their “uninvested cash” in money market funds advised by BGFA.

Loans of Portfolio Securities.

Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Fund’s Board of Trustees. Barclays Global Investors, N.A. (“BGI”) acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

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The Government Money Market Fund, but not the Treasury Money Market Fund, may invest in the following:

Asset-Backed and Commercial Mortgage-Backed Securities.

The Fund may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by consumer and commercial receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

Bank Obligations.

The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits (“TDs”), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

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In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits offederal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

Commercial Paper and Short-Term Corporate Debt Instruments.

The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BGFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

Floating and Variable Rate Obligations.

The Fund may purchase floating and variable rate obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in accordance with Rule 2a-7 and the 1940 Act. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio.

Foreign Obligations.

The Fund may invest in certain U.S. dollar-denominated securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

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Obligations of Foreign Governments, Supranational Entities and Banks.

The Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Fund may invest. The Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

Funding Agreements.

The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies. The Fund may also purchase Guaranteed Investment Contracts (“GICs”).

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Fund’s assets than if the value were based on available market quotations.

Letters of Credit.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Loan Participation Agreements.

The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks, which are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing

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bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Fund’s assets than if the value were based on available market quotations.

Mortgage Pass-Through Securities.

The Fund may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises including: the GNMA, FNMA or Federal Home Loan Mortgage Corporation (“FHLMC”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

Municipal Securities.

The Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

The Fund will invest in ‘high-quality’ long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Participation Interests.

The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund’s participation interest bears to the total principal amount of the underlying securities.

Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Unrated Investments.

Each Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by a Fund, if they are purchased in accordance with a Fund’s procedures adopted by the MIP Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Trustees of the purchase of unrated securities. After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by a Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in a Fund’s interestholder’s best interests.

To the extent the ratings given by a nationally recognized statistical ratings organization (“NRSRO”) may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Funds’ prospectus and SAI. The ratings of NRSROs are more fully described in the Appendix of this SAI.

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Portfolio Holdings Information.

The Funds’ Board of Trustees has adopted a policy regarding the disclosure of the Funds’ corresponding Master Portfolios’ portfolio holdings that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (b) does not put the interests of the Master Portfolios’ investment adviser ( “BGFA” or the “Investment Adviser”), the Funds’ distributor (the “Distributor”), or any affiliated person of the Funds, the Investment Adviser or the Distributor, above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect.

Daily access to information concerning the Funds’ corresponding Master Portfolios’ portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) to other personnel of the Investment Adviser and other service providers, such as the Funds’ administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the terms of the Master Portfolios’ current registration statement.

From time to time, information concerning the Funds’ corresponding Master Portfolios’ portfolio holdings may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than the close of trading on the same business day as the date of the information.

In addition, the Master Portfolios will provide portfolio holdings information to the sponsors, administrators or other service providers for feeder funds as may be necessary to (i) conduct business in the ordinary course in a manner consistent with agreements with the feeder funds and the terms of the Master Portfolios’ current registration statement, or (ii) satisfy legal requirements applicable to the feeder funds. The Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

Each Fund will disclose its corresponding Master Portfolio’s complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. A Fund, however, may voluntarily disclose all or part of its corresponding Master Portfolio’s portfolio holdings in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a website available to intermediaries and institutional investors or other means that make the information available to all likely interested parties in a contemporaneous manner.

The Funds’ Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Funds’ Board of Trustees reviews the policy and the procedures for disclosure of portfolio holdings information at least annually.

MANAGEMENT

The Board of Trustees is responsible for the overall management and operations of each Fund. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105.

The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investors Business of BGI, the administrator of the Funds and the parent company of BGFA, the investment adviser of the Master Portfolios.

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Interested Trustee & Officers

Name and Date of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** September 27, 1961	Trustee since November 16, 2001, President and Chief Executive Officer (since May 15, 2002).	Chief Executive Officer of the Intermediary Investor Business of BGI.	124	Trustee of MIP; Trustee of iShares Trust; and Director of iShares Inc.

Michael A. Latham, September 15, 1965	Secretary, Treasurer and Chief Financial Officer since April 1, 2003.	Chief Operating Officer of the Intermediary Investor Business of BGI (since 2004); Director of Mutual Fund Delivery of the Intermediary Investor Business of BGI (2000-2004); Head of Operations, BGI Europe (1997-2000).	N/A	None.

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act.
**	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Funds, and the Master Portfolios, and the parent company of BGFA, the investment adviser of the Master Portfolios.

Independent Trustees

Name and Date of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, May 29, 1944	Trustee since November 16, 2001.	President (since 2004) and Director (since 2003), of the Bernard Osher Foundation; Director, Lifelong Learning Institutes (since 2003), President and CEO, Public Broadcasting Service (since 2003); President and Chief Executive Officer of The James Irvine Foundation (from 2002-2003); President and Chief Executive Officer of KQED, Inc. from 1993-2002; Director, Bank of Hawaii.	27	Trustee of MIP; Director, Bank of Hawaii.

Jack S. Euphrat, May 28, 1922	Trustee since October 20, 1993.	Private Investor.	27	Trustee of MIP.

Richard K. Lyons, February 10, 1961	Trustee since November 16, 2001.	Acting Dean, Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations.	124	Trustee of MIP; Director (Chairman) of Matthews Asian Funds (oversees 6 portfolios); Trustee of iShares Trust (since 2001); and Director of iShares Inc (since 2002).

Leo Soong, May 15, 1946	Trustee since February 9, 2000.	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	27	Trustee of MIP; Vice Chairman of the California Pacific Medical Center; Director of the California State Automobile Association; Director of the American Automobile Association.

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act.

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Committees.

There are two standing committees of the Board of Trustees—the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (“Independent Trustee”). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2004, the Nominating Committee did not hold any meetings.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund’s accounting and financial reporting practices, reviewing the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent auditors on behalf of the full Board. As of January 1, 2004, Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2004, the Audit Committee held four meetings.

Beneficial Equity Ownership Information.

As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Fund beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Fund and

Family of Investment Companies (as of December 31, 2004)

Interested Trustee and Officer	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	D

Independent Trustees	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
Mary G. F. Bitterman	0	0
Jack S. Euphrat	0	0
W. Rodney Hughes*	0	0
Richard K. Lyons	0	D
Leo Soong	0	0

*	Served as Trustee through December 31, 2004.

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Ownership of Securities of Certain Entities.

As of December 31, 2004, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

Proxy Voting Policies.

The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolio. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolios. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for the Master Portfolios in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolios. In some cases, BGFA may determine that it is in the best interests of the Master Portfolios to refrain from exercising the Master Portfolios’ proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolios. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolios, the Master Portfolios’ affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolios, the Master Portfolios’ affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC’s website at www.sec.gov.

Compensation.

Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex.

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Compensation Table

For the Calendar Year Ended December 31, 2004

Interested Trustees

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Lee Kranefuss	$0	$0

Independent Trustees

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman	$13,000	$26,000
Jack S. Euphrat	$13,000	$26,000
W. Rodney Hughes*	$13,000	$26,000
Richard K. Lyons	$13,000	$91,000
Leo Soong	$13,000	$26,000

*	Served as Trustee through December 31, 2004

Master/Feeder Structure.

The Funds seek to achieve their investment objective by investing all of their assets in the Government and Treasury Money Market Master Portfolios, respectively, of MIP. The Funds and other entities investing in the Master Portfolios are each liable for all obligations of the Master Portfolios. However, the risk of the Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust’s Board of Trustees believes that neither the Funds nor their shareholders will be adversely affected by investing Fund assets in the Master Portfolios. However, if a mutual fund or other investor withdraws its investment from either Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board of Trustees believes may be available through investment in the Master Portfolios may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The Funds may withdraw their investment in the corresponding Master Portfolio only if the Trust’s Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Trust’s Board Trustees would consider alternative investments, including investing all of each Fund’s assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described below with respect to the Master Portfolios.

The fundamental policies of each Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Master Portfolio’s outstanding interests. Whenever a Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, a Fund will hold a meeting of its shareholders to consider such matters. Each Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which each Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

Certain policies of the Master Portfolios that are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolios’ investment objective or fundamental or non-fundamental policies are changed, the Funds may elect to change its objective or policies to correspond to those of the corresponding Master Portfolio. The Funds may also elect to redeem their interests in the Master Portfolios and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Funds’ portfolio in accordance with their objectives. In the latter case, a Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Funds.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2005, the shareholders below were known by the Trust to own 5% or more of either Fund’s outstanding shares.

Government Money Market Fund	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership	Jurisdiction of Organization
Institutional Shares	Barclays Global Fund Advisors 45 Fremont Street San Francisco, CA 94105	85%	Beneficial	California
	D E Shaw Oculus Portfolios LLC 120 W 45th Street New York, NY 10036	11%	Beneficial	N/A

Premium Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%	Beneficial	California

Select Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%	Beneficial	California

Trust Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%	Beneficial	California

Treasury Money Market Fund	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership	Jurisdiction of Organization
Institutional Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%	Beneficial	California

Premium Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%	Beneficial	California

Select Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%	Beneficial	California

Trust Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%	Beneficial	California

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser.

The Funds are feeder funds in a master/feeder structure. As a result the Funds will invest all of their respective assets in corresponding Master Portfolios of MIP. The Master Portfolios have retained BGFA as the investment adviser to manage their assets. BGFA is entitled to receive monthly fees at the annual rate of 0.10% of each Master Portfolios’ average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of each Master Portfolio and, accordingly, have a favorable impact on their performance. BGFA does not engage an investment sub-adviser, but instead manages the Master Portfolios’ assets itself. Pursuant to the advisory contracts between BGFA and the Master Portfolios (“Advisory Contracts”), BGFA furnishes MIP’s Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolios.

The applicable Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the

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continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days’ written notice, by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

Advisory Fees.

For the period shown below, the Master Portfolio paid the following in advisory fees:

Fiscal Period Ended 12/31/2004*
Government Money Market Fund	$0
Treasury Money Market Fund	$0

*Commencement	of Operations September 1, 2004.

For the periods shown below, BGFA waived the following advisory fees with respect to the Funds:

Fiscal Period Ended 12/31/2004*
Government Money Market Fund	$133,897
Treasury Money Market Fund	$134

*Commencement	of Operations September 1, 2004.

Administrator.

The Trust has engaged BGI to provide certain administration services to the Funds. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Trust and the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Funds’ investment adviser. BGI also pays the compensation of the Funds’ Trustees, officers and employees who are affiliated with the Trust.

In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Funds, BGI has agreed to bear all costs of the Funds’ and the Trust’s operations, including, in the case of each Fund’s Premium Shares, shareholder servicing fees of up to 0.05%, in the case of each Fund’s Select Shares, shareholder servicing fees of up to 0.10%, and, in the case of each Fund’s Trust Shares, shareholder servicing fees of up to 0.25% and processing fees of up to 0.08%. For providing such services, BGI is entitled to a monthly fee at an annual rate of 0.02% of each Fund’s average daily net assets for the Institutional Shares, 0.07% of each Fund’s average daily net assets for the Premium Shares, 0.12% of each Funds average daily net assets for the Select Shares, and 0.35% of each Funds average daily net assets for the Trust Shares. BGI has contracted with Investors Bank & Trust Company (“IBT”) to provide certain sub-administrative services for the Fund and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

BGI is not entitled to compensation for providing administration services to a Master Portfolio for so long as BGI is entitled to compensation for providing administration services to the Fund that invests substantially all of its assets in it, or BGI or an affiliate receives advisory fees from the Master Portfolio. For the period shown below, the Funds paid administration fees as follows:

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Administration Fees.

Fiscal Period Ended 12/31/2004*
Government Money Market Fund	$162
Treasury Money Market Fund	$162

*	Commencement of Operations September 1, 2004.

For the periods shown below, BGFA waived the following administration fees with respect to the Funds:

Fiscal Period Ended 12/31/2004*
Government Money Market Fund	$26,775
Treasury Money Market Fund	$25

*	Commencement of Operations September 1, 2004.

Distributor.

SEI Investments Distribution Co. (“SEI”) is the distributor for the Funds’ shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers (“Selling Agents”). BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

Shareholder Servicing Agents.

The Premium and Select Shares of the Funds have adopted a Shareholder Servicing Plan pursuant to which they have entered into a Shareholder Servicing Agreement with BGI and may enter into similar agreements with other entities (collectively, “Shareholder Servicing Agents”) for the provision of certain services to Fund shareholders.

Servicing Agents.

The Trust Shares of the Funds have adopted a Shareholder Servicing and Processing Plan pursuant to which they have entered into Shareholder Servicing and Processing Agreements with certain financial institutions, securities dealers and other industry professionals (collectively, “Servicing Agents”) for providing services to the Trust Class shareholders.

The Shareholder Servicing Plan services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.05% of the average daily value of each Fund represented by Premium Shares owned, up to 0.10% of the average daily value of each Fund represented by Select Shares owned, and up to 0.25% of the average daily value of each Fund represented by the Trust Shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD, whichever is less.

Pursuant to the Shareholder Servicing and Processing Plan for the Trust Class shares, Servicing Agents provide personal services relating to the aggregation and processing of purchase and redemption orders, processing of dividend payments, certain sub-accounting services, transmission and receipt of funds in connection with purchase and redemption orders, verification of certain personal information in connection with the purchase or redemption of Fund shares, and

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generating and distributing periodic statements and other information as required. For these services, each Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.08% of the average daily value of each Fund represented by Trust Shares owned during the period for which payment is being made by investors with whom the Servicing Agent maintains a servicing arrangement.

BGI has agreed to pay these shareholder servicing and processing fees out of the fees it receives for administration services as described above in the section entitled “Administrator.”

A Shareholder Servicing Agent (or Servicing Agent for the Trust Class) also may impose certain conditions on its customers, subject to the terms of this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Custodian.

IBT also has been retained to act as Custodian for the Funds and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Funds; receives and delivers all assets for each Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Funds. IBT shall not be entitled to compensation for providing custody services to each Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Funds.

Transfer and Dividend Disbursing Agent.

IBT has been retained to act as the transfer and dividend disbursing agent for the Funds. For its services as transfer and dividend disbursing agent to the Funds, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in each Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI as has agreed to pay these fees and expenses out of the fees it receives for administration services. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

Independent Auditors.

PricewaterhouseCoopers LLP (“PwC”), 333 Market Street, San Francisco, California 94105, serves as the independent registered public accounting firm for the Trust.

Legal Counsel.

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

Expenses.

Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Funds, BGI has agreed to bear all costs of the Funds and the Trusts operations.

DETERMINATION OF NET ASSET VALUE

The Funds use the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of each Fund’s portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in the Funds using solely market values, and existing Funds shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days (about 13 months) or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period

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remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, each Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund’s net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption.

The Funds are generally open Monday through Friday and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Years Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Funds. On any day a Fund closes early, purchase and redemption orders received after the Funds’ closing time will be executed on the next Business Day. In addition, the Funds reserve the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

In-Kind Purchases.

Payment for shares of the Funds may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Funds and must meet the investment objective, policies and limitations of the Funds as described in their Prospectus. In connection with an in-kind securities payment, the Funds may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Funds; (ii) are accompanied by satisfactory assurance that the Funds will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Funds; (iv) be in proper form for transfer to the Funds; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Funds engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. The Funds immediately will transfer to their corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

Suspension of Redemption or Payment of Redemption Proceeds.

The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings, (ii) trading on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

PORTFOLIO TRANSACTIONS

Since the Funds invest all of their assets in a corresponding portfolio of MIP, set forth below is a description of the Master Portfolio’s policies governing portfolio securities transactions.

Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

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Under the 1940 Act, persons affiliated with the Master Portfolios are prohibited from dealing with the Master Portfolios as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolios may purchase municipal or other obligations from underwriting syndicates of which SEI or BGFA or any of its affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees of MIP.

A Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. BGFA is responsible for each Master Portfolio’s investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Master Portfolio to obtain the best overall terms taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, each Master Portfolio will not necessarily be paying the lowest spread or commission available.

Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met.

BGFA and its affiliates, including BGI, deal, trade and invest for their own accounts and any other accounts for which they have fiduciary responsibility, in the types of securities in which a Master Portfolio may also invest.

Portfolio Turnover.

Portfolio turnover may vary from year to year, as well as within a year. Because the portfolios of the Fund consist of securities with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses or excessive transaction costs.

Securities of Regular Broker/Dealers.

As of December 31, 2004, the Funds owned no securities of its “regular brokers or dealers” (as defined in the 1940 Act), or their parents.

Frequent Trading of Fund Shares.

Because of the investment objective and strategies of each Fund’s corresponding Master Portfolio, the Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing “), and the Funds’ Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds.

DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

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A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company.

The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again

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to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax.

A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards.

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As a money market fund, each Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect.

Investment through the Master Portfolios.

The Funds seek to continue to qualify as regulated investment companies by investing their assets through the Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in their corresponding Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments.

In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income,

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even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions.

For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of a Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

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Sales and Exchanges of Fund Shares.

In general, as long as the Funds maintain a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes.

Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, neither of the Funds expects to qualify for this election.

Federal Income Tax Rates.

As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Reductions in individual federal income tax enacted in 2003 on “qualified dividend income” generally will not apply to Fund distributions. The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding.

The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans.

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

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Foreign Shareholders.

Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2003, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

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CAPITAL STOCK

As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of twelve separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund’s investment objective or fundamental investment policies.

Voting.

All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in the Fund’s fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of the Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

As used in the Prospectus of the Fund and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of each Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Master Portfolio.

Whenever the Funds, as interestholders of their respective Master Portfolio, are requested to vote on any matter submitted to interestholders of the Master Portfolio, the Funds will hold a meeting of its shareholders to consider such matters. The Funds will cast its votes in proportion to the votes received from its shareholders. Shares for which the Funds receive no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolios’ investment objective or policies are changed, the Funds may elect to change its objective or policies to correspond to those of the applicable Master Portfolio. The Funds may also elect to redeem its interests in their Master Portfolios and either seek a

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new investment company with a matching objective in which to invest or retain their own investment adviser to manage the Funds’ portfolios in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Funds.

MIP is an open-end, series of management investment companies organized as a Delaware statutory trust. MIP was organized on October 20, 1993. In accordance with Delaware law, MIP’s Declaration of Trust provides that its investors would be personally responsible for MIP’s liabilities and obligations, but only to the extent MIP’s property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in the Master Portfolios of MIP have substantially similar voting and other rights as those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever the Funds are requested to vote on a matter with respect to its Master Portfolios, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

ADDITIONAL INFORMATION ON THE FUND

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about each Fund, including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Funds at BGICash@seic.com. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Trust’s official sales literature in connection with the offer of each Fund’s shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent auditors’ reports for the fiscal year ended December 31, 2004 for the Government Money Market and the Treasury Money Market Funds and corresponding Master Portfolios, are hereby incorporated by reference to the Trust’s Annual Report, as filed with the SEC on March 10, 2005. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

APPENDIX

Description of certain ratings assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Inc. (“Fitch”):

S&P Long-Term Credit Ratings

“AAA”

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”

An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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“A”

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’ ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

S&P Short-Term Credit Ratings

“A-1”

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Moody’s Long-Term Credit Ratings

“Aaa”

Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.

“Aa”

Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Credit Ratings

“P-1”

Issuers (or supporting institutions) rated ‘Prime-1’ have a superior ability to repay short-term debt obligations.

“P-2”

Issuers (or supporting institutions) rated ‘Prime-2’ have a strong ability to repay short-term debt obligations.

Fitch Long-Term Credit Ratings

Fitch’s long-term credit ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

30

“AAA”

Obligations rated “AAA” are considered to be investment grade. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”

Obligations rated “AA” are considered to be investment grade. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”

Obligations rated “A” are considered to be investment grade. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

Fitch Short-Term Credit Ratings

Fitch’s short-term credit ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F-1”

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes:

“+” may be appended to an ‘F1’ rating class to denote relative status within the category.

“A”

Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”

Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s Commercial Paper Ratings

The rating (“P-1”) Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers of “P-1” paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

31

Issuers (or relating supporting institutions) rated (“P-2”) Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Bonds rated “AAA” are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA”

Bonds rated “AA” are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated “F-1+”.

“A”

Bonds rated “A” are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB”

Bonds rated “BBB” are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch’s bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

“F-1+”

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1”

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2”

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

32

PROSPECTUS | MAY 1, 2005

INSTITUTIONAL MONEY MARKET FUND

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TREASURY MONEY MARKET FUND

TRUST SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BGICash *from* BARCLAYS GLOBAL INVESTORS *funds*

3	Investment Objectives

4	Principal Investment Strategies

5	Principal Risk Factors

7	Investment Returns

9	Fees and Expenses

10	Management of the Funds

11	Shareholder Information

16	Financial Highlights

Investment Objectives*

Institutional Money Market Fund and Prime Money Market Fund

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

Government Money Market Fund and Treasury Money Market Fund

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

*	The Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund invest all of their assets in a separate mutual fund—the Money Market Master Portfolio, the Prime Money Market Master Portfolio, the Government Money Market Master Portfolio and the Treasury Money Market Master Portfolio respectively (each a “Master Portfolio” and collectively, the “Master Portfolios”)—that has a substantially identical investment objective. All discussion of investment objectives, strategies and risks of the Funds refer also to the investment objectives, strategies and risks of their corresponding Master Portfolios, unless otherwise indicated. A detailed description of the relationship of the Funds to their corresponding Master Portfolios appears on page 15.

3

Principal Investment Strategies

Institutional Money Market Fund and Prime Money Market Fund

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Under normal circumstances, the Funds expect to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

Government Money Market Fund

The Fund invests in high quality short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Under normal circumstances, at least 80% of the Fund’s assets will be invested in obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations, and other money market funds that have substantially the same investment objectives and strategies of the Fund. The principal and interest of all securities are payable in U.S. dollars.

Treasury Money Market Fund

The Fund invests only in high quality short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities are payable in U.S. dollars.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

Institutional Money Market, Prime Money Market and Government Money Market Funds

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds’ portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates which could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates.

Each Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market and Government Money Market Funds expect to maintain an average weighted maturity of 60 days or less.

Each of the Institutional Money Market and Prime Money Market Funds reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The risks generally associated with concentrating investments in the banking industry generally included interest rate risk, credit risk, and regulatory developments relating to the banking and financial services industries.

Treasury Money Market Fund

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund’s portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to sharply rising or falling interest rates that could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.

The Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements with regard to U.S. Treasury obligations.

5

The Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less.

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ corresponding Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investment and risks, please refer to the Funds’ Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Funds

The Funds are designed for investors who seek income from a high quality portfolio, wish to maintain the value of their investment in the long and short-term, and/or seek an interim investment or a short-term goal.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

As of the date of this prospectus, the Trust Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund have been in operation for less than one full calendar year. As a result, no performance information for the Trust Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund is included in this section.

The bar charts and tables in this section provide some indication of the risks of investing in the Institutional Shares of the Institutional Money Market and Prime Money Market Funds.

The bar charts show the return of the Institutional Shares of the Institutional Money Market Fund and Prime Money Market Fund for each full calendar year since each Fund’s inception. No information is shown with regard to the Institutional Shares of the Government Money Market Fund and Treasury Money Market Fund, as both Funds have been in operation for less than one full calendar year. The Institutional Shares of the Funds are offered in a different prospectus; however, they have substantially similar annual returns as the Trust Shares because the Institutional Shares are invested in the same portfolio of securities as the Trust Shares. The expected performance of the Trust Shares’ of the Funds will differ from that of the Institutional Shares of the Funds only to the extent that the Trust Shares of the Funds’ operating expenses are higher. The average annual total return tables compare the average annual total return of the Institutional Shares of the Institutional Money Market Fund and Prime Money Market Fund with the average return of a group of corresponding funds for one year, five years and the period since inception. How the Institutional Shares of the Institutional Money Market Fund and Prime Money Market Fund performed in the past is not necessarily an indication of how they or the Trust Shares of the Funds will perform in the future.

Institutional Money Market Fund—Institutional Shares

Year-By-Year Returns

The highest and lowest quarterly returns for the Institutional Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

	Highest Quarterly Return: 4th quarter of 2000	Lowest Quarterly Return: 1st quarter of 2004
Institutional Money Market Fund—Institutional Shares	1.68%	0.25%

7

INSTITUTIONAL SHARES OF THE INSTITUTIONAL MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2004)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (AUGUST 4, 1999)**
Institutional Money Market Fund—Institutional Shares	1.39%	3.01%	3.20%
MFR Averages/FTI*	1.03%	2.68%	2.88%

*	The Institutional Shares of the Institutional Money Market Fund are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).
**	The Money Fund Report average is calculated from August 1, 1999.

Prime Money Market Fund—Institutional Shares

Year-By-Year Returns

The highest and lowest quarterly returns for the Institutional Shares of the Prime Money Market Fund for the periods covered by the bar chart above are listed below:

	Highest Quarterly Return: 4th quarter of 2004	Lowest Quarterly Return: 1st quarter of 2004 & 2nd quarter of 2004
Prime Money Market Fund—Institutional Shares	0.50%	0.26%

	ONE YEAR	SINCE INCEPTION (APRIL 16, 2003)**
Prime Money Market Fund—Institutional Shares	1.40%	1.29%
MFR Averages/FTI*	1.03%	0.93%

*	The Institutional Shares of the Prime Money Market Fund are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).
**	The Money Fund Report average is calculated from April 1, 2003.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year. To learn each Fund’s current seven-day yield, call 1 877 BGI 1544 (1 877 244 1544) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

8	BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Trust Shares of the Funds. The expenses are deducted from each Fund’s assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

	Institutional Money Market Fund	Prime Money Market Fund	Government Money Market Fund	Treasury Money Market Fund
Management fees	0.10%	0.10%	0.10%	0.10%
Other expenses	0.35%	0.35%	0.35%	0.35%
Total annual Fund operating expenses(1),(2)	0.45%	0.45%	0.45%	0.45%

(1)	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
(2)	The Funds’ service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare each Fund’s costs for Trust Shares with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that each Fund’s operating expenses remain the same.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Money Market Fund	$46	$144	$252	$567
Prime Money Market Fund	$46	$144	$252	$567
Government Money Market Fund	$46	$144	$252	$567
Treasury Money Market Fund	$46	$144	$252	$567

9

Management of the Funds

Investment Adviser

The Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are feeder funds that invest all of their assets in Master Portfolios with substantially identical investment objectives, strategies and policies. Barclays Global Fund Advisors (“BGFA”), a registered investment adviser, serves as investment adviser for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive fees at the annual rate of 0.10% of each of the Master Portfolios’ average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2004, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.3 trillion in assets.

Administrative Services

BGI provides the following services, among others, as the Funds’ administrator:

■	Management of the Funds’ non-investment operations;

■	Preparation of reports for the Funds’ Board of Trustees;

■	Preparation of required filings with the Securities and Exchange Commission (“SEC”) and state securities commissions; and

■	Preparation of proxy statements and shareholder reports.

BGI is entitled to receive fees at the annual rate of 0.35% of the average daily net assets of each Fund’s Trust Share Class. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by the Funds. No additional administration fees are charged at the Master Portfolio level.

Out of the fees it receives for providing administrative services, BGI may pay servicing and processing fees to certain financial intermediaries (collectively, “Shareholder Servicing Agents”), in amounts that reflect fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

10	BARCLAYS GLOBAL INVESTORS FUNDS

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Trust Shares you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an Individual Retirement Account (“IRA”);

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the Funds’ custodian, transfer agent and dividend disbursing agent, or one of the Fund’s Shareholder Servicing Agents; or

■	Initially invest a minimum of $1 million directly through IBT.

The minimum initial investment amount for the Trust Shares for each Fund is $1 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Contact IBT or your Shareholder Servicing Agent for more information.

In order to invest, a completed account application form must be submitted to and processed by your Shareholder Servicing Agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Trust Shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

■	Plan Participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for transmitting your purchase order.

■	Tax-deferred Investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents.* Your Servicing Agent is responsible for transmitting your purchase order covered above.

■	Qualified Buyer. Invest through an account set up with your Shareholder Servicing Agents. Your Shareholder Servicing Agent is responsible for transmitting your purchase order covered above.

■	Direct Buyer. See “Special Instructions for Direct Buyers” on page 13.

*	Your Shareholder Servicing Agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.

11

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order on any day the Funds are open (a “Business Day”) by 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early to purchase shares at that day’s net asset value per share (“NAV”). Orders received after 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends, New York Stock Exchange (“NYSE”) Holidays, Columbus Day and Veterans’ Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order, for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the FedWire system by its close or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but not funded as described above.

How to Sell Shares

■	Plan Participant. Contact your Plan Sponsor or Shareholder Servicing Agent.

■	Tax-deferred Investor. Contact your Plan Sponsor or Shareholder Servicing Agent.

■	Qualified Buyer. Contact your Shareholder Servicing Agent.

■	Direct Buyer. See “Special Instructions for Direct Buyers” on page 13.

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares on any Business Day by 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early, will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted by applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

12	BARCLAYS GLOBAL INVESTORS FUNDS

Special Instructions for Direct Buyers

Direct Buyers who have established accounts with a Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA #011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name

Shareholder Account Number

Fund Number:

1124 (Institutional Money Market Fund—Trust Shares)

1194 (Prime Money Market Fund—Trust Shares)

1094 (Government Money Market Fund—Trust Shares)

1104 (Treasury Money Market Fund—Trust Shares)

■	To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and your account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time or earlier on any business day the primary markets for the Funds close early. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

When a Direct Buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

**	If you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

13

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day. The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. Each Fund’s SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant price of $1 per share, although they can offer no assurance that they will be able to do so.

The price at which a purchase or order is processed is based on the next calculation of that Fund’s NAV after the order is received in proper form.

Fund Distributions

Each Fund declares distributions of any net income daily and distributes them monthly. A Fund distributes realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless otherwise elected.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Please Note:

■	Each Fund credits distributions earned on weekends and holidays to the preceding business day;

■	If you sell shares before the monthly distribution payment date, each Fund remits to the shareholder any distributions declared but not yet paid to the shareholder on the next distribution payment date; and

■	If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Because of the investment objective and strategies of each Fund’s corresponding Master Portfolio, the Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing “), and the Funds’ Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and realized net capital gains. Distributions from a Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The

14	BARCLAYS GLOBAL INVESTORS FUNDS

amount of taxes you owe will vary from year to year based on the amount and character of the Fund’s distributions to you and your tax rate.

Distributions generally create the following tax liability:

TRANSACTION	TAX STATUS
Income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

Normally, the Funds do not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for the reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 NAV per share, your sales of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for foreign or tax-exempt investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or Individual Retirement Account, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax adviser about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a Master Portfolio that has substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. Each feeder fund bears its Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its corresponding Master Portfolio if it believes doing so is in the Fund’s shareholders’ best interests. If the Board of Trustees withdraws a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described here, including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.

15

Financial Highlights

The tables that follow provide a picture of the Trust Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund financial performance. The information reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP. The independent auditor’s report, along with each Fund’s financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

Institutional Money Market Fund

Trust Shares Financial Highlights

(For a share outstanding throughout the period)

	INSTITUTIONAL MONEY MARKET FUND—TRUST SHARES

	Period ended Dec. 31, 2004(a)
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	0.01
Total from investment operations	0.01
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$1.00
Total return	0.74%	(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$101
Ratio of expenses to average net assets(c)	0.35%
Ratio of expenses to average net assets prior to waived fees(c)	0.45%
Ratio of net investment income to average net assets(c)	1.33%
Ratio of net investment income to average net assets prior to waived fees(c)	1.23%

(a)	For the period from June 10, 2004 (commencement of operations) to December 31, 2004.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

16	BARCLAYS GLOBAL INVESTORS FUNDS

Prime Money Market Fund

Trust Shares Financial Highlights

(For a share outstanding throughout the period)

	PRIME MONEY MARKET FUND— TRUST SHARES

	Period ended Dec. 31, 2004(a)
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	0.01
Total from investment operations	0.01
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$1.00
Total return	0.75%	(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$101
Ratio of expenses to average net assets(c)	0.34%
Ratio of expenses to average net assets prior to waived fees(c)	0.45%
Ratio of net investment income to average net assets(c)	1.34%
Ratio of net investment income to average net assets prior to waived fees(c)	1.23%

(a)	For the period from June 10, 2004 (commencement of operations) to December 31, 2004.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Prime Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

17

Government Money Market Fund

Trust Shares Financial Highlights

(For a share outstanding throughout the period)

	GOVERNMENT MONEY MARKET FUND—TRUST SHARES

	Period ended Dec. 31, 2004(a)
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	0.01
Total from investment operations	0.01
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$1.00
Total return	0.53%	(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$100
Ratio of expenses to average net assets(c)	0.33%
Ratio of expenses to average net assets prior to waived fees(c)	0.45%
Ratio of net investment income to average net assets(c)	1.58%
Ratio of net investment income to average net assets prior to waived fees(c)	1.46%

(a)	For the period from September 1, 2004 (commencement of operations) to December 31, 2004.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Government Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

18	BARCLAYS GLOBAL INVESTORS FUNDS

Treasury Money Market Fund

Trust Shares Financial Highlights

(For a share outstanding throughout the period)

	TREASURY MONEY MARKET FUND—TRUST SHARES

	Period ended Dec. 31, 2004(a)
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	0.01
Total from investment operations	0.01
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$1.00
Total return	0.50%	(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$100
Ratio of expenses to average net assets(c)	0.33%
Ratio of expenses to average net assets prior to waived fees(c)	0.45%
Ratio of net investment income to average net assets(c)	1.49%
Ratio of net investment income to average net assets prior to waived fees(c)	1.37%

(a)	For the period from September 1, 2004 (commencement of operations) to December 31, 2004.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Treasury Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

19

Additional information about the Funds' investments is available in their annual and semi-annual reports to shareholders and their Statements of Additional Information (SAIs).

BGFA has electronically filed the SAIs, dated May 1, 2005, with the Securities and Exchange Commission. These are incorporated by reference into this Prospectus.

If you have any questions about the Funds or wish to obtain the annual, semi-annual reports and SAI free of charge, please call the Funds' toll-free number:

1 877 BGI 1544 (1 877 244 1544), visit our website at: **BGICash.com**, or email the Fund at: BGICash@seic.com

You may write Barclays Global Investors Funds at:

c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website at: **http://www.sec.gov**

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address:

publicinfo@sec.gov, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC, Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Call the Commission at **1 202 942 8090** for further details.

Investment Company Act File No.: 811-7332

BGF-PR-TS0505

BARCLAYS GLOBAL INVESTORS

BARCLAYS

BARCLAYS GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

INSTITUTIONAL MONEY MARKET FUND

Aon Captives Shares, Institutional Shares, Select Shares, Premium Shares and Trust Shares

May 1, 2005

Barclays Global Investors Funds (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about the Trust’s Institutional Money Market Fund (the “Fund”). The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio (the “Master Portfolio”) of Master Investment Portfolio (“MIP”). The Master Portfolio has substantially the same investment objective as the Fund as described in its Prospectus.

Barclays Global Fund Advisors (“BGFA”) serves as investment adviser to the Master Portfolio. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectuses for the Aon Captives, Institutional, Select, Premium and Trust Shares, dated May 1, 2005. All terms used in this SAI that are defined in the Prospectuses will have the meanings assigned in the Prospectuses. The audited financial statements for the Funds’, which include the schedule of investments and independent auditors’ report for the fiscal year ended December 31, 2004, are hereby incorporated by reference to the Funds’ Annual Report. The Prospectus and copies of the Annual Report may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Fund at BGICash@seic.com.

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HISTORY OF THE TRUST

The Trust is an open-end, management investment company organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Fund, corresponding to and having identical designations as the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the Institutional Money Market Fund. The Trust’s principal office is located at 45 Fremont Street, San Francisco, California 94105. The Fund invests all of its assets in the Money Market Master Portfolio of MIP, which has the same investment objective as the Fund.

On August 14, 2002, the Trust’s Board of Trustees approved changing the name of the Fund’s Distributor Shares to the “Aon Captives Shares.” The Premium Shares of the Fund were launched on November 18, 2002. At its February 13, 2004 meeting, the Board of Trustees approved changing the name of the Fund’s Service Shares to the Premium Shares. The Trust Shares of the Fund were launched on May 25, 2004.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Investment Objectives and Policies.

The Fund and its corresponding Master Portfolio each has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the outstanding voting securities of the Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

The Fund’s investment objective is set forth in its Prospectuses. The Fund’s investment objective is non-fundamental and can be changed by the Trust’s Board of Trustees without shareholder approval. The investment objective and investment policies of the Fund determine the types of portfolio securities in which the Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund’s performance. There can be no assurance that the investment objective of the Fund will be achieved.

Fundamental Investment Restrictions.

The Fund and Master Portfolio have adopted investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Fund, without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding shareholder voting interests. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding voting interests.

To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refer only to the Fund.

The Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities Exchange Commission (“SEC”) or its staff).

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

3

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph 3, the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions.

The Fund has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Trust’s Board of Trustees, at any time. The Fund is subject to the following investment restrictions, all of which are non-fundamental policies.

(1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

(2) The Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one- third of the Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(5) The Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

(6) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

(7) The Fund may not make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (6).

4

Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

Investment and Risks

To the extent set forth in this SAI, the Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refers only to the Fund.

The assets of the Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days. The securities in which the Fund may invest not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund’s investment objective will be realized as described in the Fund’s Prospectus.

Asset-Backed and Commercial Mortgage-Backed Securities.

The Fund may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by consumer and commercial receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

Bank Obligations.

The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (the “FDIC”).

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

5

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits (“TDs”), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

Commercial Paper and Short-Term Corporate Debt Instruments.

The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BGFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

Floating- and Variable-Rate Obligations.

The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

6

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio.

Foreign Obligations.

The Fund may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Obligations of Foreign Governments, Supranational Entities and Banks.

The Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Fund may invest. The Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

Funding Agreements.

The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if the value were based on available market quotations,

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Illiquid Securities.

The Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Company Securities.

The Fund may invest in shares of other open-end investment companies including investment companies that are affiliated with the Fund and its adviser, BGFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act. The Fund may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets with respect to all such companies in the aggregate.

Letters of Credit.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Loan Participation Agreements.

The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if the value were based on available market quotations.

Loans of Portfolio Securities.

The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

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With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Fund’s Board of Trustees. Barclays Global Investors, N.A. (“BGI”) acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Municipal Securities.

The Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

The Fund will invest in ‘high-quality’ long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Mortgage Pass-Through Securities.

The Fund may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises including: the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

Participation Interests.

The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund’s participation interest bears to the total principal amount of the underlying securities.

Repurchase Agreements.

The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. Funds will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

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Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Unrated Investments.

The Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund’s procedures adopted by the Trust’s Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund’s shareholder’s best interest.

To the extent the ratings given by a nationally recognized statistical ratings organization (“NRSRO”) may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of NRSROs are more fully described in the SAI Appendix.

U.S. Government Obligations.

The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e. GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Portfolio Holdings Information.

The Fund’s Board of Trustees has adopted a policy regarding the disclosure of the Fund’s corresponding Master Portfolio’s portfolio holdings that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (b) does not put the interests of the Master Portfolio’s investment adviser (the “BGFA” or “Investment Adviser”), the Fund’s distributor (the “Distributor”), or any affiliated person of the Fund, the Investment Adviser or the Distributor, above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect.

Daily access to information concerning the Fund’s corresponding Master Portfolio’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) to other personnel of the Investment Adviser and other service providers, such as the Fund’s administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolio and the terms of the Master Portfolio’s current registration statement.

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From time to time, information concerning the Fund’s corresponding Master Portfolio’s portfolio holdings may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than the close of trading on the same business day as the date of the information.

In addition, the Master Portfolio will provide portfolio holdings information to the sponsors, administrators or other service providers for feeder funds as may be necessary to (i) conduct business in the ordinary course in a manner consistent with agreements with the feeder funds and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the feeder funds. The Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

The Fund will disclose its corresponding Master Portfolio’s complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. The Fund, however, may voluntarily disclose all or part of its corresponding Master Portfolio’s portfolio holdings in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a website available to intermediaries and institutional investors or other means that make the information available to all likely interested parties in a contemporaneous manner.

The Fund’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Fund’s Board of Trustees reviews the policy and the procedures for disclosure of portfolio holdings information at least annually.

MANAGEMENT

The Board of Trustees is responsible for the overall management and operations of the Fund. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., Mutual Fund Administration, 45 Fremont Street, San Francisco, California 94105.

Interested Trustee & Officers

Name and Date of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** September 27, 1961	Trustee since November 16, 2001, President and Chief Executive Officer (since may 15,2002).	Chief Executive Officer of the Intermediary Investor Business of BGI.	124	Trustee of MIP; Trustee of iShares Trust; and Director of iShares Inc.

Michael A. Latham, September 15, 1965	Secretary, Treasurer and Chief Financial Officer since April 1, 2003.	Chief Operating Officer of the Intermediary Investor Business of BGI (since 2004); Director of Mutual Fund Delivery of the Intermediary Investor Business of BGI (2000-2004); Head of Operations, BGI Europe (1997-2000).	N/A	None.

*	The Trust, M I P, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act.
**	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Fund, and the parent company of BGFA, the investment adviser of the Master Portfolios.

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Independent Trustees

Name and Date of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, May 29, 1944	Trustee since November 16, 2001.	President (since 2004) and Director (since 2003), of the Bernard Osher Foundation; Director, Lifelong Learning Institutes (since 2003), President and CEO, Public Broadcasting Service (since 2003); President and Chief Executive Officer of The James Irvine Foundation (from 2002-2003); President and Chief Executive Officer of KQED, Inc. from 1993-2002; Director, Bank of Hawaii.	27	Trustee of MIP; Director, Bank of Hawaii.

Jack S. Euphrat, May 28, 1922	Trustee since October 20, 1993.	Private Investor.	27	Trustee of MIP.

Richard K. Lyons, February 10, 1961	Trustee since November 16, 2001.	Acting Dean, Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations.	124	Trustee of MIP; Director (Chairman) of Matthews Asian Funds (oversees 6 portfolios); Trustee (since 2001) of iShares Trust; and Director of iShares Inc. (since 2002)

Leo Soong, May 15, 1946	Trustee since February 9, 2000.	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	27	Trustee of MIP; Vice Chairman of the California Pacific Medical Center; Director of the California State Automobile Association; Director of the American Automobile Association.

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act.

Committees.

There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (“Independent Trustee”). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2004, the Nominating Committee did not hold any meetings.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund’s accounting and financial reporting practices, reviewing the results of the annual audits of the Fund’s financial

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statements and interacting with the Fund’s independent auditors on behalf of the full Board. As of January 1, 2004, Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2004, the Audit Committee held four meetings.

Beneficial Equity Ownership Information.

As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Fund beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Fund and

Family of Investment Companies (as of December 31, 2004)

Interested Trustee and Officer	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	D

Independent Trustees	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
Mary G. F. Bitterman	0	0
Jack S. Euphrat	0	0
W. Rodney Hughes*	0	0
Richard K. Lyons	0	D
Leo Soong	0	0

*	Served as Trustee through December 31, 2004.

Ownership of Securities of Certain Entities.

As of December 31, 2004, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

Proxy Voting Policies.

The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolio. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolio. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for the Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolio. In some cases, BGFA may determine that it is in the best interests of the Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

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•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolio, the Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC’s website at www.sec.gov.

Compensation.

Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex.

Compensation Table

For the Calendar Year Ended December 31, 2004

Interested Trustee

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Lee Kranefuss	$0	$0

Independent Trustees

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman	$13,000	$26,000
Jack S. Euphrat	$13,000	$26,000
W. Rodney Hughes*	$13,000	$26,000
Richard K. Lyons	$13,000	$91,000
Leo Soong	$13,000	$26,000

*	Served as Trustee through December 31, 2004

Master/Feeder Structure.

The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio of MIP. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust’s Board of

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Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The Fund may withdraw its investment in the Master Portfolio only if the Trust’s Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Trust’s Board Trustees would consider alternative investments, including investing all of the Fund’s assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described below with respect to the Master Portfolio.

The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2005, the shareholders identified below were known by the Trust to own 5% or more of the Fund’s outstanding Aon Captives Shares, Institutional Shares, Premium Shares, Select Shares, and Trust Shares in the following capacity:

Institutional Money Market Fund	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership	Jurisdiction of Organization
Aon Captives Shares	NRI INSURANCE COMPANY 76 ST PAUL STREET SUITE 500 BURLINGTON, VT 05401-4477	28%	Record	N/A

	BARCLAYS NOMINEES (MANX) LIMITED RE: BOM AMBIENTE INSURANCE COMPANY - PLEDGED ACCOUNT PO BOX 9 BARCLAYS HOUSE VICTORIA STREET DOUGLAS ISLE OF MAN, UK IM991AJ	24%	Record	N/A

	BOM AMBIENTE INSURANCE COMPANY FOR AON INSURANCE MANAGERS (CAYMAN) LTD ACTING AS SECRETARY PO BOX 69 GT GRAND CAYMAN CAYMAN ISLANDS	17%	Record	N/A

	INSURANCE COMPANY OF THE SOUTHEAST LTD PO BOX 69GT 720 WEST BAY ROAD GEORGETOWN, GRAND CAYMAN, CAYMAN ISLAND	13%	Record	N/A

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	AGRINATIONAL INSURANCE COMPANY NAME AS PLEDGED TO BARCLAYS NOMINEES MANX LIMITED PO BOX 9 BARCLAYS HOUSE VICTORIA STREET DOUGLAS ISLE OF MAN UK IM99IAJ	12%	Record	N/A

Institutional Shares	GSCO CUSTOMER FOREIGN FTRS & FGN OPTIONS SECURED 85 BROAD STREET NEW YORK, NY 10004	32%	Record	N/A

	INVESTORS BANK & TRUST AS SECURITY LENDING AGENT ATTN: BOB JACKSON MAIL CODE TRD 18 200 CLARENDON STREET BOSTON, MA 02116	19%	Record	N/A

	GOLDMAN SACHS & CO CUSTOMER SEGREGATION A/C 85 BROAD STREET NEW YORK, NY 10004	9%	Record	N/A

	UBS INVESTMENT GROUP ATTN KATHRYN RAFFERTY 677 WASHINGTON BLVD STAMFORD, CT 06912	6%	Record	N/A

Premium Shares	CHICAGO MERCANTILE EXCHANGE INC CUSTOMER SEGREGATED 30 SOUTH WALKER DRIVE CHICAGO, IL 60606	37%	Record	N/A

	PACIFIC GAS AND ELECTRIC COMPANY 77 BEALE STREET MAIL CODE B7A SAN FRANCISCO, CA 94105	18%	Record	N/A

	CHICAGO MERCANTILE EXCHANGE INC FIRM ACCOUNT 30 SOUTH WALKER DRIVE CHICAGO, IL 60606	18%	Record	N/A

	BEAR STEARNS SECURITIES CORP FBO 75280098 FBO ORACLE USA, INC. ATTN: DENISE DILORENZO-SIEGE ONE METROTECH CENTER NORTH NEW YORK, NY 11201	11%	Record	N/A

	GLOBAL CARD HOLDINGS INC ATTN CAROL LEWIS 7630 S CHESTER ST RM 404-3S ENGLEWOOD, CO 80112	8%	Record	N/A

Select Shares	BEAR STEARNS SECURITIES CORP FBO 72001308 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	88%	Record	NA

	BARCLAYS CALIFORNIA CORPORATION ATTN NANCY YEUNG 33RD FLOOR 45 FREMONT STREET SAN FRANCISCO, CA 94105	12%	Beneficial	NA
Trust Shares	BARCLAYS CALIFORNIA CORPORATION ATTN NANCY YEUNG 33RD FLOOR 45 FREMONT STREET SAN FRANCISCO, CA 94105	100%	Beneficial	California

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment powers, it may be presumed to control the Fund.

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INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser.

The Fund is a feeder fund in a master/feeder structure. As a result the Fund will invest all of its assets in the Master Portfolio of MIP. The Master Portfolio has retained BGFA as the investment adviser to manage its assets. BGFA is entitled to receive monthly fees at the annual rate of 0.10% of the Master Portfolio’s average daily net assets. [From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expense of the Master Portfolio and accordingly, have a favorable impact on its performance. BGFA does not engage an investment sub-adviser, but instead manages the Master Portfolio’s assets itself. Pursuant to the advisory contract between BGFA and the Master Portfolio (“Advisory Contract”), BGFA furnishes MIP’s Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolio.

The Advisory Contract is subject to the annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio or by MIP’s Board of Trustees, provided that in either event the continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days’ written notice by the Master Portfolio’s Board of Trustees or by vote of the holders of a majority of the Master Portfolio’s interests, or, after the Re-approval Date, on not less than 60 days’ written notice, by BGFA. The Advisory Contract terminates automatically in the event of an assignment as defined in the 1940 Act. For the periods shown below, the Master Portfolio paid the following in advisory fees:

	Fiscal Year End 12/31/2002	Fiscal Year End 12/31/2003	Fiscal Year End 12/31/2004
Money Market Master Portfolio	$2,521,707	$4,247,387	$2,690,830

For the periods shown below, BGFA waived the following advisory fees with respect to the Fund:

	Fiscal Year End 12/31/2002	Fiscal Year End 12/31/2003	Fiscal Year End 12/31/2004
Money Market Master Portfolio	$0	$0	$2,694,437

Administrator.

The Trust has engaged BGI to provide certain administration services to the Fund. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Trust and the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Fund’s investment adviser. BGI also pays the compensation of the Fund’s Trustees, officers and employees who are affiliated with the Trust.

In addition, except for advisory fees, distribution fee paid pursuant to Rule 12b-1, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund’s and the Trust’s operations, including, in the case of the Fund’s Premium Shares, shareholder servicing fees of up to 0.05% in the case of the Fund’s Select Shares, shareholder servicing fees of up to 0.10%, and, in the case of the Fund’s Trust Shares, shareholder servicing fees of up to 0.25% and processing fees of up to 0.08%. For providing such services, BGI is entitled to a monthly fee at an annual rate of 0.02% of the Fund’s average daily net assets for the Aon Captives Shares and the Institutional Shares, 0.07% of the Fund’s average daily net assets for the Premium Shares, 0.12% of the Fund’s average daily net assets for the Select Shares and 0.35% of the Fund’s average daily net assets for the Trust Shares. BGI has contracted with Investors Bank & Trust Company (“IBT”) to provide certain sub-administrative services and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

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BGI is not entitled to compensation for providing administration services to a Master Portfolio for so long as BGI is entitled to compensation for providing administration services to the Fund that invests substantially all of its assets in it, or BGI or an affiliate receives advisory fees from the Master Portfolio.

Prior to April 1, 2003, BGI and Stephens Inc. (“Stephens”) served as co-administrators of the Fund and administration fees were paid by the Fund to BGI and Stephens jointly. For the fiscal years shown below, The Fund paid administration fees as follows:

	Fiscal Year End 12/31/2002	Fiscal Year End 12/31/2003	Fiscal Year End 12/31/2004
Institutional Money Market Fund	$398,661	$827,165	$909,702

For the periods shown below, BGFA waived the following administration fees with respect to the Fund;

	Fiscal Year End 12/31/2002	Fiscal Year End 12/31/2003	Fiscal Year End 12/31/2004
Institutional Money Market Fund	$0	$0	$472,072

Distributor.

SEI Investments Distribution Co. (“SEI”) is the distributor for the Fund’s shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

SEI, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Fund for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers (“Selling Agents”). BGI presently acts as a Selling Agent, but does not receive any fee from the Fund for such activities.

The Fund has adopted a distribution plan (a “Plan”) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for its Aon Captives Shares. The Plan was adopted by the Trust’s Board of Trustees, including a majority of the Independent Trustees. The Fund currently does not have a distribution plan in place for its Institutional Shares or Service Shares. Shareholders of the Institutional Shares and the Service Shares do not pay any fees for distribution services.

Under the Plan and pursuant to the related Distribution Agreement, the Fund pays an annual fee of 0.10% of the average daily net asset value of the Fund’s Aon Captives Shares as compensation for distribution-related services or as reimbursement for distribution-related expenses. Aon Securities Corporation (“Aon”) has executed a Selling Group Agreement with SEI that enables Aon to serve as the exclusive distributor for the Aon Captives Shares. The Aon Captives Shares are sold primarily to captive insurance companies administered by Aon Insurance Managers, the captive management and risk finance consulting arm of Aon.

For the periods shown below, the Aon Captives Shares of the Fund paid the following distribution fees:

	Fiscal Year End 12/31/2001	Fiscal Year End 12/31/2002	Fiscal Year End 12/31/2003
Institutional Money Market Fund (Aon Captives Shares)	$1,198	$20,007	$84,379

The actual fee payable to the Distributor by the Fund’s Aon Captives Shares is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents under which

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such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Independent Trustees. The Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Independent Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Aon Captives Shares of the Fund or by vote of a majority of the Independent Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Independent Trustees.

The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Independent Trustees be made by such Independent Trustees.

In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agents.

The Premium and Select Shares of the Fund have adopted a Shareholder Servicing Plan pursuant to which they have entered into a Shareholder Servicing Agreement with BGI and may enter into similar agreements with other entities (collectively, “Shareholder Servicing Agents”) for the provision of certain services to Fund shareholders.

Servicing Agents.

The Trust Shares of the Fund have adopted a Shareholder Servicing and Processing Plan pursuant to which they have entered into Shareholder Servicing and Processing Agreements with certain financial institutions, securities dealers and other industry professionals (collectively, “Servicing Agents”) for providing services to the Trust Class shareholders.

The Shareholder Servicing Plan services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.05% of the average daily value of the Fund represented by Premium Shares owned, up to 0.10% of the average daily value of the Fund represented by Select Shares owned, and up to 0.25% of the average daily value of the Fund represented by the Trust Shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD, whichever is less.

Pursuant to the Shareholder Servicing and Processing Plan for the Trust Class shares, Servicing Agents provide personal services relating to the aggregation and processing of purchase and redemption orders, processing of dividend payments, certain sub-accounting services, transmission and receipt of funds in connection with purchase and redemption orders, verification of certain personal information in connection with the purchase or redemption of Fund shares, and generating and distributing periodic statements and other information as required. For these services, each Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.08% of the average daily value of the Fund represented by Trust Shares owned during the period for which payment is being made by investors with whom the Servicing Agent maintains a servicing arrangement.

BGI has agreed to pay these shareholder servicing and processing fees out of the fees it receives for administration services as described above in the section entitled “Administrator.”

A Shareholder Servicing Agent (or Servicing Agent for the Trust Class) also may impose certain conditions on its customers, subject to the terms of this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

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Custodian.

IBT also has been retained to act as Custodian for the Fund and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Fund.

Transfer and Dividend Disbursing Agent.

IBT has been retained to act as the transfer and dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in the Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI as has agreed to pay these fees and expenses out of the fees it receives for administration services. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

Independent Auditors.

PricewaterhouseCoopers LLP (“PwC”), 333 Market Street, San Francisco, California 94105, serves as the independent registered public accounting firm for the Trust.

Legal Counsel.

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

Expenses.

Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund’s and the Trust’s operations.

DETERMINATION OF NET ASSET VALUE

The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption.

The Fund is generally open Monday through Friday and are closed on weekends NYSE holidays, Columbus Day and Veterans’ Day. The holidays on which the NYSE is closed currently are: New Years Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Funds. On any day the Fund closes early, purchase and redemption orders received after the Fund’s closing time will be executed on the next Business Day. In addition, the Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

In-Kind Purchases.

Payment for shares of the Fund may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. The Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

Suspension of Redemption or Payment of Redemption Proceeds.

The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings, (ii) trading on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

PORTFOLIO TRANSACTIONS

General.

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Fund has adopted policies and procedures that prohibit the consideration of sales of the Fund’s interests as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs. The Fund’s purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In

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some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio Turnover.

Portfolio turnover may vary from year to year, as well as within a year. Because the portfolios of the Fund consist of securities with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses or excessive transaction costs.

Securities of Regular Brokers/Dealers.

As of December 31, 2004, the Fund owned securities of its “regular brokers or dealers” (as defined in the 1940 Act), or their parents, as follows:

	Regular Broker/Dealer or Parent	Amount
Money Market Master Portfolio
	Goldman Sachs Group Inc. (The)	$100,000,000
	Merrill Lynch & Co. Inc.	$99,994,471
	Citigroup Global Markets Holdings Inc.	$99,801,944
	Morgan Stanley	$65,060,779
	Chase Manhattan Bank USA	$50,000,000

Frequent Trading of Fund Shares.

Because of the investment objective and strategies of the Fund’s corresponding Master Portfolio, the Master Portfolio’s Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing “), and the Fund’s Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds.

DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund.

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Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company.

The Trust intends to continue to qualify the Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply to the Fund, rather than to the Trust as a whole. Furthermore, the Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to the Fund’s principal business of investing in stock or securities. The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, the Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax.

A 4% nondeductible excise tax will be imposed on the Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. The Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

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Capital Loss Carry-Forwards.

The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute such capital gains. The Fund cannot carry back or carry forward any net operating losses. As a money market fund, the Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect.

Investment through the Master Portfolio.

The Fund seeks to continue to qualify as regulated investment company by investing its assets through the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that the Fund is the sole investor in the Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in the Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the Master Portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any income or gains, the Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of income and gains without a corresponding distribution. Furthermore, the Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments.

In general, if the Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds the Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional

24

principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions.

For federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of the Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of the Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by the Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. The Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares.

In general, as long as the Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes.

Amounts realized by the Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, the Fund does not expect to qualify for this election.

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Federal Income Tax Rates.

As of the printing of this SAI, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which the Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Reductions in individual federal income tax enacted in 2003 on “qualified dividend income” generally will not apply to Fund distributions. The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

Backup Withholding.

The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans.

The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Foreign Shareholders.

Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable

26

years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of ten separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund’s investment objective or fundamental investment policies.

Voting.

All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in the Fund’s fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of the Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

As used in the Prospectus of the Fund and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50%

27

of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Master Portfolio.

Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio’s investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund.

MIP is an open-end, series of management investment companies organized as a Delaware statutory trust. MIP was organized on October 20, 1993. In accordance with Delaware law, MIP’s Declaration of Trust provides that its investors would be personally responsible for MIP’s liabilities and obligations, but only to the extent MIP’s property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in the Master Portfolio of MIP have substantially similar voting and other rights as those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

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ADDITIONAL INFORMATION ON THE FUND

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Fund at BGIFUNDS@seic.com. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Trust’s official sales literature in connection with the offer of the Fund’s shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent auditors’ reports for the fiscal year ended December 31, 2004 for the Fund and Master Portfolio, are hereby incorporated by reference to the Trust’s Annual Report, as filed with the SEC on March 10, 2005. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

APPENDIX

Description of certain ratings assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Inc. (“Fitch”):

S&P Long-Term Credit Ratings

“AAA”

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”

An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’ ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

S&P Short-Term Credit Ratings

“A-1”

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

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“A-2”

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Moody’s Long-Term Credit Ratings

“Aaa”

Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.

“Aa”

Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Credit Ratings

“P-1”

Issuers (or supporting institutions) rated ‘Prime-1’ have a superior ability to repay short-term debt obligations.

“P-2”

Issuers (or supporting institutions) rated ‘Prime-2’ have a strong ability to repay short-term debt obligations.

Fitch Long-Term Credit Ratings

Fitch’s long-term credit ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Obligations rated “AAA” are considered to be investment grade. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”

Obligations rated “AA” are considered to be investment grade. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”

Obligations rated “A” are considered to be investment grade. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

Fitch Short-Term Credit Ratings

Fitch’s short-term credit ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

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A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F-1”

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes:

“+” may be appended to an ‘F1’ rating class to denote relative status within the category.

“A”

Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”

Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s Commercial Paper Ratings

The rating (“P-1”) Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers of “P-1” paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or relating supporting institutions) rated (“P-2”) Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Bonds rated “AAA” are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA”

Bonds rated “AA” are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated “F-1+”.

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“A”

Bonds rated “A” are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB”

Bonds rated “BBB” are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch’s bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

“F-1+”

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1”

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2”

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

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BARCLAYS GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

PRIME MONEY MARKET FUND

Institutional Shares, Premium Shares, Select Shares, and Trust Shares

May 1, 2005

Barclays Global Investors Funds (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about the Trust’s Prime Money Market Fund (the “Fund”). The Fund seeks to achieve its investment objective by investing all of its assets in the Prime Money Market Master Portfolio (the “Master Portfolio”) of Master Investment Portfolio (“MIP”). The Master Portfolio has substantially the same investment objective as the Fund as described in its Prospectus.

Barclays Global Fund Advisors (“BGFA”) serves as investment adviser to the Master Portfolio. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectuses for the Institutional, Premium, Select Shares and Trust shares, dated May 1, 2005. All terms used in this SAI that are defined in the Prospectuses will have the meanings assigned in the Prospectuses. The audited financial statements for the Funds’, which include the schedule of investments and independent auditors’ report for the fiscal year ended December 31, 2004, are hereby incorporated by reference to the Funds’ Annual Report. The Prospectuses and copies of the Annual Report may be obtained without charge by writing Barclays Global Investors Funds, SEI Investments Distribution Co. One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling 1 877 BGI 1544 (1 877 244 1544) or emailing the Fund at BGICash@seic.com.

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HISTORY OF THE TRUST

The Trust is an open-end, management investment company organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series corresponding to and having identical designations as the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the Prime Money Market Fund. The Trust’s principal office is located at 45 Fremont Street, San Francisco, California 94105. The Prime Money Market Fund was launched on February 3, 2003. The Fund invests all of its assets in the Prime Money Market Master Portfolio of MIP, which has the same investment objective as the Fund. At its February 13, 2004 meeting, the Board of Trustees approved changing the name of the Fund’s Service Shares to the Premium Shares. The Trust Shares of the Fund were launched on May 25, 2004.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Investment Objectives and Policies.

The Fund and its corresponding Master Portfolio each has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the outstanding voting securities of the Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

The Fund’s investment objective is set forth in its Prospectus. The Fund’s investment objective is non-fundamental and can be changed by the Trust’s Board of Trustees without shareholder approval. The investment objective and policies of the Fund determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the investment objective of the Fund will be achieved.

Fundamental Investment Restrictions.

The Fund and Master Portfolio have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Fund, without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding shareholders voting interests. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding voting interests.

To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refer only to the Fund.

The Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (“SEC”) or its staff).

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

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(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph 3, the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions.

The Fund has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Trust’s Board of Trustees at any time. The Fund is subject to the following investment restrictions, all of which are non-fundamental policies:

(1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

(2) The Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(5) The Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

(6) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

(7) The Fund may not make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

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Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

Investments and Risks

To the extent set forth in this SAI, the Fund through its investment in the Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refers only to the Fund.

The assets of the Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC, and the dollar-weighted average maturity of the Fund may not exceed 90 days. Under normal circumstances, the Fund expects to maintain a dollar-weighted average portfolio maturity of less than 60 days. The securities in which the Fund invests may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund’s investment objectives will be realized as described in the Fund’s Prospectus.

Asset-Backed and Commercial Mortgage-Backed Securities.

The Fund may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by consumer and commercial receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

Bank Obligations.

The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (the “FDIC”).

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits (“TDs”), may be general obligations of the parent banks in addition

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to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

Commercial Paper and Short-Term Corporate Debt Instruments.

The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BGFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

Floating- and Variable-Rate Obligations.

The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

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These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio.

The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

Foreign Obligations.

The Master Portfolio may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Obligations of Foreign Governments, Supranational Entities and Banks.

The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

Funding Agreements.

The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if the value were based on available market quotations.

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Illiquid Securities.

The Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Company Securities.

The Fund may invest in shares of other open-end investment companies including investment companies that are affiliated with the Master Portfolio and its adviser, BGFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. The Master Portfolio may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Master Portfolio’s total assets with respect to any one investment company and (iii) 10% of a Master Portfolio’s total assets with respect to all such companies in the aggregate.

Letters of Credit.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Loan Participation Agreements.

The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if the value were based on available market quotations.

Loans of Portfolio Securities.

The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

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With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Fund’s Board of Trustees. Barclays Global Investors, N.A. (“BGI”) acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage Pass-Through Securities.

The Fund may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises including: the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

Municipal Securities.

The Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

The Fund will invest in ‘high-quality’ long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Participation Interests.

The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund’s participation interest bears to the total principal amount of the underlying securities.

Repurchase Agreements.

The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

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Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Unrated Investments.

The Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund’s procedures adopted by the Trust’s Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund’s shareholder’s best interest.

To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of NRSROs are more fully described in the SAI Appendix.

U.S. Government Obligations.

The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e. GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e. FNMA) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Portfolio Holdings Information.

The Fund’s Board of Trustees has adopted a policy regarding the disclosure of the Fund’s corresponding Master Portfolio’s portfolio holdings that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (b) does not put the interests of the Master Portfolio’s investment adviser (the “BGFA” or “Investment Adviser”), the Fund’s distributor (the “Distributor”), or any affiliated person of the Fund, the Investment Adviser or the Distributor, above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect.

Daily access to information concerning the Fund’s corresponding Master Portfolio’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) to other personnel of the Investment Adviser and other service providers, such as the Fund’s administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolio and the terms of the Master Portfolio’s current registration statement.

From time to time, information concerning the Fund’s corresponding Master Portfolio’s portfolio holdings may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than the close of trading on the same business day as the date of the information.

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In addition, the Master Portfolio will provide portfolio holdings information to the sponsors, administrators or other service providers for feeder funds as may be necessary to (i) conduct business in the ordinary course in a manner consistent with agreements with the feeder funds and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the feeder funds. The Master Portfolio may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

The Fund will disclose its corresponding Master Portfolio’s complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. The Fund, however, may voluntarily disclose all or part of its corresponding Master Portfolio’s portfolio holdings in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a website available to intermediaries and institutional investors or other means that make the information available to all likely interested parties in a contemporaneous manner.

The Fund’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Fund’s Board of Trustees reviews the policy and the procedures for disclosure of portfolio holdings information at least annually.

MANAGEMENT

The Board of Trustees is responsible for the overall management and operations of the Fund. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., Mutual Fund Administration, 45 Fremont Street, San Francisco, California 94105.

Interested Trustee & Officers

Name and Date of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** September 27, 1961	Trustee since November 16, 2001, President and Chief Executive Officer (since May 15, 2002).	Chief Executive Officer of the Intermediary Investor Business of BGI.	124	Trustee of MIP; Trustee of iShares Trust; and Director of iShares Inc.

Michael A. Latham, September 15, 1965	Secretary, Treasurer and Chief Financial Officer since April 1, 2003.	Chief Operating Officer of the Intermediary Investor Business of BGI (since 2004); Director of Mutual Fund Delivery of the Intermediary Investor Business of BGI
		(2000-2004); Head of Operations, BGI Europe (1997-2000).	N/A	None.

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act.
**	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Funds and the Master Portfolios, and the parent company of BGFA, the investment adviser of the Master Portfolios.

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Independent Trustees

Name and Date of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, May 29, 1944	Trustee since November 16, 2001.	President (since 2004) and Director (since 2003), of the Bernard Osher Foundation; Director, Lifelong Learning Institutes (since 2003), President and CEO, Public Broadcasting Service (since 2003); President and Chief Executive Officer of The James Irvine Foundation (from 2002-2003); President and Chief Executive Officer of KQED, Inc. from 1993-2002; Director, Bank of Hawaii.	27	Trustee of MIP; Director, Bank of Hawaii.

Jack S. Euphrat, May 28, 1922	Trustee since October 20, 1993.	Private Investor.	27	Trustee of MIP.

Richard K. Lyons, February 10, 1961	Trustee since November 16, 2001.	Acting Dean, Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations.	124	Trustee of MIP; Director (Chairman) of Matthews Asian Funds (oversees 6 portfolios); Trustee of iShares Trust (since 2001); and Director of iShares Inc (since 2002).

Leo Soong, May 15, 1946	Trustee since February 9, 2000.	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	27	Trustee of MIP; Vice Chairman of the California Pacific Medical Center; Director of the California State Automobile Association; Director of the American Automobile Association.

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act.

Committees.

There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (“Independent Trustee”). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2004, the Nominating Committee did not hold any meetings.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund’s accounting and financial reporting practices, reviewing the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent auditors on behalf of the full Board. As of January 1, 2004, Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2004, the Audit Committee held four.

Beneficial Equity Ownership Information.

As of December 31, 2004 Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Fund beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in Fund and

Family of Investment Companies (as of December 31, 2004)

Interested Trustee and Officer	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	D

Independent Trustees	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
Mary G. F. Bitterman	0	0
Jack S. Euphrat	0	0
W. Rodney Hughes*	0	0
Richard K. Lyons	0	D
Leo Soong	0	0

*	Served as Trustee through December 31, 2004.

Ownership of Securities of Certain Entities.

As of December 31, 2004, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

Proxy Voting Policies.

The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolio. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolio. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for the Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolio. In some cases, BGFA may determine that it is in the best interests of the Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

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BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolio, the Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC’s website at www.sec.gov.

Compensation.

Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex.

Compensation Table

For the Calendar Year Ended December 31, 2004

    Interested Trustee

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Lee Kranefuss	$0	$0

    Independent Trustees

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman	$13,000	$26,000
Jack S. Euphrat	$13,000	$26,000
W. Rodney Hughes*	$13,000	$26,000
Richard K. Lyons	$13,000	$91,000
Leo Soong	$13,000	$26,000

*	Served as Trustee through December 31, 2004.

Master/Feeder Structure.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust’s Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The Fund may withdraw its investment in the Master Portfolio only if the Trust’s Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Trust’s Board of Trustees

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would consider alternative investments, including investing all of the Fund’s assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described below with respect to the Master Portfolio.

The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2005, the shareholders identified below were known by the Trust to own 5% or more of the Fund’s outstanding Institutional Shares, Service Shares, Select Shares, and Trust Shares in the following capacity:

Prime Money Market Fund	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership	Jurisdiction of Organization
Institutional Shares	GSCO CUSTOMER FOREIGN FTRS & FGN OPTIONS SECURED 85 BROAD STREET NEW YORK, NY 10004	13%	Record	N/A

	INVESTORS BANK AND TRUST AS CUSTODIAN FBO ISHARES LEHMAN AGGREGATE BOND FUND ATTN MAUREEN PANAGROSSI OR SHAWN CLARK MAIL CODE ETF068 200 CLARENDON STREET BOSTON, MA 02116	13%	Record	N/A

	JP MORGAN CHASE BANK AS AGENT FOR CERTAIN INSTITUTIONAL LENDERS ATTN ADAM BRINTON 4 NEW YORK PLAZA 18TH FLOOR NEW YORK, NY 10004	8%	Record	N/A

	LUCENT TECHNOLOGIES INC ATTN MATT GERBER 600 MOUNTAIN AVENUE MURRY HILL, NJ 07974	7%	Record	N/A

	TIME WARNER INC ATTN ANU RAMACHANDRAN 1 TIME WARNER CENTER NEW YORK, NY 10019	7%	Record	N/A

	CHEVRONTEXACO CORPORATION ATTN FRANCISCO AYALA 6001 BOLLINGER CANYON ROAD BLG E RM 2269 SAN RAMON, CA 94583	6%	Record	N/A

	ELECTRONIC ARTS INC ATTN DAVID L CARBONE 209 REDWOOD SHORES PARKWAY REDWOOD CITY, CA 94065	5%	Record	N/A

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Premium Shares	CHICAGO MERCANTILE EXCHANGE INC CUSTOMER SEGREGATED 20 SOUTH WACKER DRIVE CHICAGO, IL 60606	23%	Record	N/A

	BROWN BROTHERS HARRIMAN & CO ATTN GRAEME HENDERSON 140 BROADWAY NEW YORK, NY 10005	11%	Record	N/A

	GENERAL MILLS INC PO BOX 1113 MINNEAPOLIS, MN 55440	8%	Record	N/A

	SOLECTRON CORPORATION ALICE LIAU 847 GIBRALTAR DRIVE MILPITAS, CA 95035	7%	Record	N/A

	XEROX CORPORATION 800 LONG RIDGE ROAD STAMFORD, CT 06904	6%	Record	N/A

Select Shares	BEAR STEARNS SECURITIES CORP FBO 72700190 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	26%	Record	N/A

	BEAR STEARNS SECURITIES CORP FBO 10204270 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	19%	Record	N/A

	BEAR STEARNS SECURITIES CORP FBO 10230620 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	13%	Record	N/A

	BEAR STEARNS SECURITIES CORP FBO 10227782 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	11%	Record	N/A

	BEAR STEARNS SECURITIES CORP FBO10225204 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	11%	Record	N/A

	BEAR STEARNS SECURITIES CORP FBO 10204450 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	5%	Record	N/A

Trust Shares	BARCLAYS CALIFORNIA CORPORATION ATTN NANCY YEUNG 33RD FLOOR 45 FREMONT STREET SAN FRANCISCO, CA 94105	100%	Beneficial	California

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment powers, it may be presumed to control the Fund.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser.

The Fund is a feeder fund in a master/feeder structure. As a result the Fund will invest all of its assets in the Master Portfolio of MIP. The Master Portfolio has retained BGFA as the investment adviser to manage its assets. BGFA is entitled to receive monthly fees at the annual rate of 0.10% of the Master Portfolios average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and accordingly, have a favorable impact on its performance]. BGFA does not engage an investment sub-adviser, but instead manages the

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Master Portfolio’s assets itself. Pursuant to the advisory contract between BGFA and the Master Portfolio (“Advisory Contract”), BGFA furnishes MIP’s Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolio.

The Advisory Contract is subject to the annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days’ written notice by the Master Portfolio’s Board of Trustees or by vote of the holders of a majority of the Master Portfolio’s interests, or, after the Re-approval Date, on not less than 60 days’ written notice, by BGFA. The Advisory Contract terminates automatically in the event of an assignment as defined in the 1940 Act.

For the periods shown below, the Master Portfolio paid the following in advisory fees:

	Period Ended 12/31/2003*	Fiscal Year Ended 12/31/2004
Prime Money Market Master Portfolio	$552,683	$1,814,732

*	Commencement of operations April 16, 2003.

For the periods shown below, BGFA waived the following advisory fees with respect to the Fund:

	Period Ended 12/31/2003*	Fiscal Year Ended 12/31/2004
Prime Money Market Master Portfolio	$1,199,673	$4,069,202

*	Commencement of operations April 16, 2003.

Administrator.

The Trust has engaged BGI to provide certain administration services to the Fund. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Trust and the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Fund’s investment adviser. BGI also pays the compensation of the Fund’s Trustees, officers and employees who are affiliated with the Trust.

In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund’s and the Trust’s operations, including, in the case of the Fund’s Premium Shares, shareholder servicing fees of up to 0.05%, in the case of the Fund’s Select Shares, shareholder servicing fees of up to 0.10%, and, in the case of the Fund’s Trust Shares, shareholder servicing fees of up to 0.25% and processing fees of up to 0.08%. For providing such services, BGI is entitled to a monthly fee at an annual rate of 0.02% of the Fund’s average daily net assets for the Institutional Shares, 0.07% of the Fund’s average daily net assets for the Premium Shares, 0.12% of the Funds average daily net assets for the Select Shares, and 0.35% of the Funds average daily net assets for the Trust Shares. BGI has contracted with Investors Bank & Trust Company (“IBT”) to provide certain sub-administrative services for the Fund and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

BGI is not entitled to compensation for providing administration services to a Master Portfolio for so long as BGI is entitled to compensation for providing administration services to the Fund that invests substantially all of its assets in it, or BGI or an affiliate receives advisory fees from the Master Portfolio.

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For the periods shown below, the Funds paid administrative fees as follows:

	Period Ended 12/31/2003*	Fiscal Year Ended 12/31/2004
Prime Money Market Fund	$153,825	$936,988

*	Commencement of operations April 16, 2003.

For the periods shown below, BGFA waived the following administration fees with respect to the Fund:

	Period Ended 12/31/2003*	Fiscal Year Ended 12/31/2004
Prime Money Market Fund	$342,479	$1,118,034

*	Commencement of operations April 16, 2003.

Distributor.

SEI Investments Distribution Co. (“SEI”) is the distributor for the Fund’s shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

SEI, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Fund for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers (“Selling Agents”). BGI presently acts as a Selling Agent, but does not receive any fee from the Fund for such activities.

Shareholder Servicing Agents.

The Premium and Select Shares of the Fund have adopted a Shareholder Servicing Plan pursuant to which they have entered into a Shareholder Servicing Agreement with BGI and may enter into similar agreements with other entities (collectively, “Shareholder Servicing Agents”) for the provision of certain services to Fund shareholders.

Servicing Agents.

The Trust Shares of the Fund have adopted a Shareholder Servicing and Processing Plan pursuant to which they have entered into Shareholder Servicing and Processing Agreements with certain financial institutions, securities dealers and industry professionals (collectively, “Servicing Agents”) for providing services to the Trust Class shareholders.

The Shareholder Servicing Plan services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.05% of the average daily value of the Fund represented by Premium Shares owned, up to 0.10% of the average daily value of the Fund represented by Select Shares owned, and up to 0.25% of the average daily value of the Fund represented by the Trust Shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD, whichever is less.

Pursuant to the Shareholder Servicing and Processing Plan for the Trust Class shares, Servicing Agents provide personal services relating to the aggregation and processing of purchase and redemption orders, processing of dividend payments, certain sub-accounting services, transmission and receipt of funds in connection with purchase and redemption orders, verification of certain personal information in connection with the purchase or redemption of Fund shares, and generating and distributing periodic statements and other information as required. For these services, each Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.08% of the average daily value of the Fund represented by Trust Shares owned during the period for which payment is being made by investors with whom the Servicing Agent maintains a servicing arrangement.

BGI has agreed to pay these shareholder servicing and processing fees out of the fees it receives for administration services as described above in the section entitled “Administrator.”

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A Shareholder Servicing Agent (or Servicing Agent for the Trust Class) also may impose certain conditions on its customers, subject to the terms of this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Custodian.

IBT is the Custodian for the Fund and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Fund.

Transfer and Dividend Disbursing Agent.

IBT has been retained to act as the transfer and dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in the Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI has agreed to pay these fees and expenses out of the fees it receives for administration services. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

Independent Auditors.

PricewaterhouseCoopers LLP (“PwC”), 333 Market Street, San Francisco, California 94105, serves as independent registered public accounting firm for the Trust.

Legal Counsel.

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

Expenses.

Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund’s and the Trust’s operations.

DETERMINATION OF NET ASSET VALUE

The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund’s net asset value calculated by using available

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market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption.

The Fund is generally open Monday through Friday and closed on weekends, and NYSE holidays. The holidays on which the NYSE is closed currently are: New Years Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Funds. On any day the Fund closes early, purchase and redemption orders received after the Fund’s closing time will be executed on the next Business Day. In addition, the Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

In-Kind Purchases.

Payment for shares of the Fund may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. The Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with in-kind purchase transaction, in exchange for interests in such Master Portfolio.

Suspension of Redemption or Payment of Redemption Proceeds.

The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings, (ii) trading on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

PORTFOLIO TRANSACTIONS

General.

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Fund has adopted policies and procedures that prohibit the consideration of sales of the Fund’s interests as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

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Purchases and sales of fixed income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs. The Fund’s purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio Turnover.

Portfolio turnover may vary from year to year, as well as within a year. Because the portfolios of the Fund consist of securities with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses or excessive transaction costs.

Securities of Regular Brokers/Dealers.

As of December 31, 2004, the Fund owned securities of its “regular brokers or dealers” (as defined in the 1940 Act), or their parents, as follows:

	Regular Broker/Dealer or Parent	Amount
Prime Money Market Master Portfolio

	Goldman Sachs Group Inc. (The)	$350,000,000
	Citigroup Global Markets Holdings Inc.	$299,616,667
	Merrill Lynch & Co. Inc.	$111,027,151
	Credit Suisse First Boston	$100,000,000
	Candian Imperial Bank of Commerce	$99,968,455
	Morgan Stanley	$75,069,714

Frequent Trading in Fund Shares.

Because of the investment objective and strategies of the Fund’s corresponding Master Portfolio, the Master Portfolio’s Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing “), and the Fund’s Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds.

DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the

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laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company.

The Trust intends to continue to qualify the Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply to the Fund, rather than to the Trust as a whole. Furthermore, the Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to the Fund’s principal business of investing in stock or securities. The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, the Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

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Excise Tax.

A 4% nondeductible excise tax will be imposed on the Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. The Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards.

The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute such capital gains. The Fund cannot carry back or carry forward any net operating losses. As a money market fund, the Fund, does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect.

Investment through the Master Portfolio.

The Fund seeks to continue to qualify as regulated investment company by investing its assets through the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that the Fund is the sole investor in the Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in the Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the Master Portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any income or gains, the Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of income and gains without a corresponding distribution. Furthermore, the Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments.

In general, if the Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are

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not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds the Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions.

For federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of the Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of the Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by the Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. The Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares.

In general, as long as the Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

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Foreign Taxes.

Amounts realized by the Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, the Fund does not expect to qualify for this election.

Federal Income Tax Rates.

As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which the Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Reductions in individual federal income tax enacted in 2003 on “qualified dividend income” generally will not apply to Fund distributions. The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding.

The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans.

The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP- IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Foreign Shareholders.

Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

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In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of ten separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund’s investment objective or fundamental investment policies.

Voting.

All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will

26

be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in the Fund’s fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of the Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

As used in the Prospectus of the Fund and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Master Portfolio.

Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio’s investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund.

MIP is an open-end, series of management investment companies organized as a Delaware statutory trust. MIP was organized on October 20, 1993. In accordance with Delaware law, MIP’s Declaration of Trust provides that its investors would be personally responsible for MIP’s liabilities and obligations, but only to the extent MIP’s property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

27

The interests in the Master Portfolio of MIP have substantially similar voting and other rights as those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

ADDITIONAL INFORMATION ON THE FUND

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or email the Fund at BGICASH@seic.com. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Trust’s official sales literature in connection with the offer of the Fund’s shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent auditors’ reports for the fiscal year ended December 31, 2004 for the Fund and Master Portfolio, are hereby incorporated by reference to the Trust’s Annual Report, as filed with the SEC on March 10, 2005. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

APPENDIX

Description of certain ratings assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Inc. (“Fitch”):

S&P Long-Term Credit Ratings

“AAA”

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”

An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’ ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

28

S&P Short-Term Credit Ratings

“A-1”

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Moody’s Long-Term Credit Ratings

“Aaa”

Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.

“Aa”

Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Credit Ratings

“P-1”

Issuers (or supporting institutions) rated ‘Prime-1’ have a superior ability to repay short-term debt obligations.

“P-2”

Issuers (or supporting institutions) rated ‘Prime-2’ have a strong ability to repay short-term debt obligations.

Fitch Long-Term Credit Ratings

Fitch’s long-term credit ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Obligations rated “AAA” are considered to be investment grade. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”

Obligations rated “AA” are considered to be investment grade. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

29

“A”

Obligations rated “A” are considered to be investment grade. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

Fitch Short-Term Credit Ratings

Fitch’s short-term credit ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F-1”

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes:

“+” may be appended to an ‘F1’ rating class to denote relative status within the category.

“Aa”

Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”

Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”

Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s Commercial Paper Ratings

The rating (“P-1”) Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers of “P-1” paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or relating supporting institutions) rated (“P-2”) Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

30

Fitch Bond Ratings

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Bonds rated “AAA” are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA”

Bonds rated “AA” are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated “F-1+”.

“A”

Bonds rated “A” are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB”

Bonds rated “BBB” are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch’s bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

“F-1+”

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1”

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2”

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

31

PROSPECTUS | MAY 1, 2005

LIFEPATH® PORTFOLIOS

CLASS I SHARES

The first mutual funds designed to offer individual investors comprehensive asset allocation strategies that adjust over time.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LIFEPATH® RETIREMENT

LIFEPATH 2010®

LIFEPATH 2020®

LIFEPATH 2030®

LIFEPATH 2040®

BARCLAYS GLOBAL INVESTORS *funds*

LIFEPATH BASICS

3	LifePath Overview

5	LifePath Investment Objectives

6	Summary of Principal Investment Strategies

7	Summary of Principal Risk Factors

8	Investment Returns

16	Fees and Expenses

LIFEPATH DETAILS

18	A Further Discussion of Principal Investment Strategies

23	A Further Discussion of Principal Risk Factors

DETAILS IN COMMON

26	Management of the LifePath Portfolios

28	Shareholder Information

34	Financial Highlights

39	Disclaimers

LIFEPATH BASICS

LifePath Overview

The LifePath Portfolios1 are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: stocks, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a LifePath Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), that has a substantially identical investment objective as the LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio (formerly, the LifePath Income Portfolio) that is already in its most conservative phase.

Who May Want to Invest in LifePath Portfolios

Which LifePath Portfolio to Consider

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in 10 years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year—a “target year” when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 40 years old, you have 20 years before retirement. By adding 20 to the current year, you can define your “target year.” If you expect to retire in the year 2023, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

[1]	For simplicity’s sake, all discussion of investment objectives, strategies and risks of a particular LifePath Portfolio refers also to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears on page 32.

3

Note:	The above chart is for illustrative purposes only and does not represent the actual allocation percentages of the LifePath Portfolios.

The chart also shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, stock funds) to a greater concentration of lower-risk investments (namely, the bond and money market funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

■	Each LifePath Portfolio’s investment strategy derives from the risk tolerance of average investors with a particular time horizon.

■	The LifePath Portfolio’s time horizon is based on the year in its name, except for the LifePath Retirement Portfolio that is designed for investors who are currently withdrawing, or plan to begin withdrawing, a substantial portion of their investment in the near future.

If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment, and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Portfolio with a shorter time horizon. The final choice is yours.

4	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath Investment Objectives

Each LifePath Portfolio seeks to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor’s time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains. Each LifePath Portfolio has its own time horizon which affects the acceptable risk level of the LifePath Portfolio and, in turn, its asset allocation.

Specifically:

■	LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

■	LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

■	LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

■	LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

■	LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Each LifePath Portfolio’s investment objective may be changed by the LifePath Portfolio’s Board of Trustees without shareholder approval.

5

Summary of Principal Investment Strategies

Each of the LifePath Portfolios invests all of its respective assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The LifePath Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. The LifePath Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility. The LifePath Portfolios with shorter time horizons, accordingly, have lower expected returns than the LifePath Portfolios with longer time horizons.

■	LifePath Retirement Portfolio is designed for investors seeking income and moderate long-term growth of capital. The LifePath Retirement Portfolio intends to hold about 34% of its assets in Underlying Funds that invest primarily in stocks, 65% of its assets in Underlying Funds that invest primarily in bonds and the rest of its assets in Underlying Funds that invest primarily in money market instruments.

■	LifePath 2010 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2010. The LifePath 2010 Portfolio intends to hold about 49% of its assets in Underlying Funds that invest primarily in stocks, 50% of its assets in Underlying Funds that invest primarily in bonds and the rest of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

■	LifePath 2020 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2020. The LifePath 2020 Portfolio intends to hold about 66% of its assets in Underlying Funds that invest primarily in stocks, 33% of its assets in Underlying Funds that invest primarily in bonds and the rest of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

■	LifePath 2030 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2030. The LifePath 2030 Portfolio intends to hold about 79% of its assets in Underlying Funds that invest primarily in stocks, 20% of its assets in Underlying Funds that invest primarily in bonds and the rest of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

■	LifePath 2040 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2040. The LifePath 2040 Portfolio intends to hold about 89% of its assets in Underlying Funds that invest primarily in stocks, 10% of its assets in Underlying Funds that invest primarily in bonds and the rest of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios’ performance could trail that of other alternative investments.

Each LifePath Portfolio has a different level of risk.

The value of your investment is subject to stock market risk, which means the price of the stocks in which the LifePath Portfolios invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk which means that the prices of bonds in which the LifePath Portfolios invest may fall because of a rise in interest rates and credit risk which is the risk that the price of an individual bond may fall with the decline in an issuers’ real or apparent ability to meet its financial obligation.

Investments in foreign securities by the LifePath Portfolios are subject to certain special risks and considerations, including potentially less liquid and greater price volatility than securities traded in the U.S. markets.

Neither the LifePath Portfolios nor Barclays Global Fund Advisors (“BGFA”) can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall Portfolio performance.

An investment in a Portfolio is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

7

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for Class I of each LifePath Portfolio for each full calendar year since inception.* The average annual total return tables (before and after taxes) compare the average annual total returns of Class I of each LifePath Portfolio with the returns of a corresponding index for one, five and ten years. On March 16, 2004, the LifePath Master Portfolios were restructured to be funds-of-funds. Prior to that date the LifePath Master Portfolios held portfolio securities directly. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios’ respective holdings were rebalanced among asset classes from monthly to quarterly.

How the LifePath Portfolios and the predecessor funds performed in the past is not an indication of how the LifePath Portfolios will perform in the future.

LifePath Retirement Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath Retirement Portfolio for the calendar years above are as follows:

Highest Quarter Return: 2nd quarter of 2003	Lowest Quarter Return: 3rd quarter of 2002

7.22%	-4.24%

*	The LifePath Portfolios are successors to the assets of the predecessor funds. The predecessor funds were the Stagecoach Trust LifePath Funds, which commenced operations on March 1, 1994, invested in the LifePath Master Portfolios and had the same investment objectives, strategies, policies and risk considerations as the LifePath Portfolios. The performance information for periods before March 26, 1996 (the date the LifePath Portfolios commenced operations) shows the performance of the Institutional Class shares of the predecessor funds.

8	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath 2010 Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath 2010 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th quarter of 1998	Lowest Quarter Return: 3rd quarter of 2002

10.12%	-8.38%

LifePath 2020 Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath 2020 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th quarter of 1998	Lowest Quarter Return: 3rd quarter of 2002

14.61%	-11.53%

9

LifePath 2030 Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath 2030 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th quarter of 1998	Lowest Quarter Return: 3rd quarter of 2002

18.02%	-13.69%

LifePath 2040 Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath 2040 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th quarter of 1998	Lowest Quarter Return: 3rd quarter of 2002

21.72%	-15.79%

10	BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH RETIREMENT PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004) Class I Shares—Commenced Operations on March 26, 1996

	ONE YEAR	FIVE YEARS	TEN YEARS(1)
LifePath Retirement Portfolio
Return Before Taxes	6.35%	4.68%	7.24%
Return After Taxes on Distributions	5.02%	3.19%	5.40%
Return After Taxes on Distributions and Sale of Fund Shares	4.53%	3.20%	5.23%
LifePath Retirement Portfolio Custom Benchmark(2) (reflects no deduction for fees, expenses or taxes)	7.80%	6.12%	8.38%
S&P 1500 Index(3) (reflects no deduction for fees, expenses or taxes)	11.78%	-1.07%	12.33%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.72%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	20.25%	-1.13%	5.60%
Citigroup 3-Month Treasury Bill Index(4) (reflects no deduction for fees, expenses or taxes)	1.24%	2.79%	4.00%

(1)	This column combines the performance of the predecessor fund since January 1, 1995 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(2)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, and the Salomon Bros. 3 Month T-Bill Index.
(3)	The S&P 1500 Index is presented as a comparison index to ultimately replace the Russell 3000 Index, as the S&P 1500 Index is more representative of the domestic equity funds held by LifePath Portfolios.
(4)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) Plans or Individual Retirement Accounts (“IRAs”). The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

11

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004) Class I Shares

	ONE YEAR	FIVE YEARS	TEN YEARS(1)
LifePath 2010 Portfolio—Commenced Operations on March 26, 1996
Return Before Taxes	7.38%	2.62%	8.76%
Return After Taxes on Distributions	6.50%	1.44%	7.05%
Return After Taxes on Distributions and Sale of Fund Shares	5.24%	1.64%	6.78%
LifePath 2010 Portfolio Custom Benchmark(2) (reflects no deduction for fees, expenses or taxes)	9.02%	4.30%	9.57%
S&P 1500 Index(3) (reflects no deduction for fees, expenses or taxes)	11.78%	-1.07%	12.33%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.72%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	20.25%	-1.13%	5.60%
Citigroup 3-Month Treasury Bill Index(4) (reflects no deduction for fees, expenses or taxes)	1.24%	2.79%	4.00%

(1)	This column combines the performance of the predecessor fund since January 1, 1995 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(2)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, and the Salomon Bros. 3 Month T-Bill Index.
(3)	The S&P 1500 Index is presented as a comparison index to ultimately replace the Russell 3000 Index, as the S&P 1500 Index is more representative of the domestic equity funds held by LifePath Portfolios.
(4)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of Portfolio shares may exceed the Portfolio’s returns before taxes and/or returns after taxes on distributions.

12	BARCLAYS GLOBAL INVESTORS FUNDS

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004) Class I Shares

	ONE YEAR	FIVE YEARS	TEN YEARS(1)
LifePath 2020 Portfolio—Commenced Operations on March 26, 1996
Return Before Taxes	9.27%	0.74%	9.57%
Return After Taxes on Distributions	8.80%	-0.03%	8.17%
Return After Taxes on Distributions and Sale of Fund Shares	6.16%	0.24%	7.73%
LifePath 2020 Portfolio Custom Benchmark(2) (reflects no deduction for fees, expenses or taxes)	10.63%	2.29%	9.99%
S&P 1500 Index(3) (reflects no deduction for fees, expenses or taxes)	11.78%	-1.07%	12.33%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.72%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	20.25%	-1.13%	5.60%
Citigroup 3-Month Treasury Bill Index(4) (reflects no deduction for fees, expenses or taxes)	1.24%	2.79%	4.00%

(1)	This column combines the performance of the predecessor fund since January 1, 1995 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(2)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, and the Salomon Bros. 3 Month T-Bill Index.
(3)	The S&P 1500 Index is presented as a comparison index to ultimately replace the Russell 3000 Index, as the S&P 1500 Index is more representative of the domestic equity funds held by LifePath Portfolios.
(4)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

13

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004) Class I Shares

	ONE YEAR	FIVE YEARS	TEN YEARS(1)
LifePath 2030 Portfolio—Commenced Operations on March 26, 1996
Return Before Taxes	10.78%	-0.35%	10.28%
Return After Taxes on Distributions	9.85%	-1.27%	8.83%
Return After Taxes on Distributions and Sale of Fund Shares	8.00%	-0.64%	8.48%
LifePath 2030 Portfolio Custom Benchmark(2) (reflects no deduction for fees, expenses or taxes)	11.87%	0.95%	10.24%
S&P 1500 Index(3) (reflects no deduction for fees, expenses or taxes)	11.78%	-1.07%	12.33%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.72%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	20.25%	-1.13%	5.60%
Citigroup 3-Month Treasury Bill Index(4) (reflects no deduction for fees, expenses or taxes)	1.24%	2.79%	4.00%

(1)	This column combines the performance of the predecessor fund since January 1, 1995 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(2)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, and the Salomon Bros. 3 Month T-Bill Index.
(3)	The S&P 1500 Index is presented as a comparison index to ultimately replace the Russell 3000 Index, as the S&P 1500 Index is more representative of the domestic equity funds held by LifePath Portfolios.
(4)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

14	BARCLAYS GLOBAL INVESTORS FUNDS

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004) Class I Shares

	ONE YEAR	FIVE YEARS	TEN YEARS(1)
LifePath 2040 Portfolio—Commenced Operations on March 26, 1996
Return Before Taxes	11.43%	-2.01%	10.64%
Return After Taxes on Distributions	11.20%	-2.59%	9.45%
Return After Taxes on Distributions and Sale of Fund Shares	7.65%	-1.89%	8.98%
LifePath 2040 Portfolio Custom Benchmark(2) (reflects no deduction for fees, expenses or taxes)	12.73%	-0.39%	10.68%
S&P 1500 Index(3) (reflects no deduction for fees, expenses or taxes)	11.78%	-1.07%	12.33%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.72%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	20.25%	-1.13%	5.60%
Citigroup 3-Month Treasury Bill Index)(4) (reflects no deduction for fees, expenses or taxes)	1.24%	2.79%	4.00%

(1)	This column combines the performance of the predecessor fund since January 1, 1995 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(2)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, and the Salomon Bros. 3 Month T-Bill Index.
(3)	The S&P 1500 Index is presented as a comparison index to ultimately replace the Russell 3000 Index, as the S&P 1500 Index is more representative of the domestic equity funds held by LifePath Portfolios.
(4)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

15

Fees and Expenses

The tables that follow describe the fees and expenses that you may pay if you buy and hold LifePath Portfolio Class I shares. The expenses are deducted from Fund assets, which means you pay them indirectly. These tables do not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge separate account, service or transaction fees on the purchase or sale of Class I shares that would be in addition to the fees and expenses shown here.

The LifePath Portfolios have appointed shareholder servicing agents to service individual LifePath Portfolio accounts. In addition to buying and selling shares on behalf of eligible investors, shareholder servicing agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. The LifePath Portfolios do not charge extra for these services, but compensate shareholder servicing agents as part of their operating expenses.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class I shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM CLASS I ASSETS)

	LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Other Expenses
Administration Fees	0.50%	0.50%	0.50%	0.50%	0.50%
All Other(1)-	0.34%	0.34%	0.34%	0.34%	0.33%
Total Annual Operating Expenses(2)	1.19%	1.19%	1.19%	1.19%	1.18%

(1)	Other expenses reflect each LifePath Portfolio’s pro rata share of the fees and expenses incurred by investing in the Underlying Funds and have been restated to reflect estimated amounts for the current fiscal year.
(2)	BGFA has voluntarily agreed to waive investment advisory fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds. These voluntary waivers may be eliminated by BGFA at any time. The total annual operating expense ratios of the Class I shares of the LifePath Portfolios after BGFA has waived investment advisory fees at the Master Portfolio level are as follows:

NET EXPENSES
LifePath Retirement	0.85%
LifePath 2010	0.85%
LifePath 2020	0.85%
LifePath 2030	0.85%
LifePath 2040	0.85%

16	BARCLAYS GLOBAL INVESTORS FUNDS

Example

The example below is intended to help you compare the costs of investing in Class I shares of the LifePath Portfolios with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in Class I of the LifePath Portfolios over the time periods shown, assuming the shareholder fees and annual operating expenses (before waiver) reflected above. The example further assumes your investment earns an annual return of 5% over the periods and that operating expenses remained the same throughout the time periods shown.

The LifePath Portfolios Class I do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
LifePath Retirement Portfolio	$121	$378	$654	$1,443
LifePath 2010 Portfolio	$121	$378	$654	$1,443
LifePath 2020 Portfolio	$121	$378	$654	$1,443
LifePath 2030 Portfolio	$121	$378	$654	$1,443
LifePath 2040 Portfolio	$120	$375	$649	$1,432

The remainder of this page is intentionally left blank

17

LIFEPATH DETAILS

A Further Discussion of Principal Investment Strategies

Introduction. Each LifePath Portfolio pursues a common strategy of allocating and reallocating among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain high-quality money-market instruments and U.S. Government obligations, as described in greater detail in the LifePath Portfolios’ SAI.

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility. The LifePath Portfolios with shorter time horizons, accordingly, have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically reduces the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its “retirement phase” and seeks to maximize assets consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively in the Underlying Money Market Fund. Rather, because BGFA the LifePath Portfolios’ investment adviser, believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio’s assets will continue to be allocated to the underlying stock and bond funds, in addition to the Underlying Money Market Fund.

In determining the allocation of assets to the Underlying Funds, BGFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio’s asset allocation to less risky asset classes is a relatively steady process resulting in only minor changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of stocks, bonds and money market instruments. Certain Underlying Funds invest in foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the “Further Discussion of Principal Risk Factors” section of this Prospectus. The investment model adjusts each LifePath Portfolio’s risk level by gradually making it more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

The Underlying Funds

Two of the Underlying Funds—the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the “Underlying Master Portfolios”) are diversified portfolios of Master Investment Portfolio (“MIP”). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BGFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of

18	BARCLAYS GLOBAL INVESTORS FUNDS

income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return.

The remaining Underlying Funds, other than the Barclays Global Investors Funds (“BGIF”) Institutional Money Market Fund (the “Underlying Money Market Fund”), are exchange-traded funds (“ETFs”) that are part of the iShares family of funds (“Underlying iShares Funds”). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund’s portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share (“NAV”) only in aggregations of a specified number of iShares (each a “Creation Unit”), generally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges.

The relative weightings for each LifePath Master Portfolio in the various Underlying Funds will vary over time, and BGFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage. BGFA may add, eliminate or replace Underlying Funds at any time.

Each LifePath Master Portfolio invests in some or all of the Underlying Funds described below.

Active Stock Master Portfolio seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor’s (“S&P”) 500 Index. BGFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company’s financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio’s aggregate holdings, and factors trading costs into its stock selection process.

CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BGFA’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific security selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities.

BGIF Institutional Money Market Fund seeks a high level of income consistent with liquidity and the preservation of capital. The Fund invests in high-quality, short-term money market instruments that include fixed rate, floating rate and variable rate debt securities. The Fund also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

19

Underlying iShares Funds. In managing each of the Underlying iShares Funds, BGFA uses one of two basic indexing strategies, replication or representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are selected according to the total market value of their outstanding shares.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the Index have a market capitalization between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

iShares S&P SmallCap 600 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor’s SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small capitalization sector of the U.S. equity market.

iShares Russell Midcap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell MidCap Index. The Russell MidCap Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index. The Russell 2000 Index measures the performances of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index.

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Cohen & Steers Index”). The Cohen & Steers Index consists of selected real estate investment trusts (“REITs”). The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index.

iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI EAFE Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. (“MSCI”) as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

20	BARCLAYS GLOBAL INVESTORS FUNDS

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The Fund’s investment objective may be changed without shareholder approval. The MSCI Emerging Markets Index was developed by MSCI as an equity benchmark for international stock performance and is designed to measure equity market performance in the global emerging markets. As of September 30, 2004, the MSCI Emerging Markets Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. In order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge portfolio management fees on that portion of the Fund’s assets invested in shares of other iShares Funds.

iShares Lehman Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the “Lehman Brothers Index”). The Lehman Brothers Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Lehman Brothers Index must have more than $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds are excluded from the Lehman Brothers Index. The Lehman Brothers Index is market capitalization weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month.

iShares Lehman TIPS Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Lehman Brothers U.S. Treasury Inflation Notes Index. The Lehman Brothers U.S. Treasury Inflation Notes Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS”.

21

The following table lists the Underlying Funds and the asset allocations for each Master Portfolio as of March 31, 2005. Each Master Portfolio’s investment adviser allocates the Master Portfolio’s assets among the Underlying Funds based on the Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage. BGFA may add, eliminate or replace Underlying Funds at any time.

UNDERLYING FUNDS (AS OF MARCH 31, 2005)

CAPITAL GROWTH	LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040
Master Investment Portfolio Active Stock Master Portfolio	21%	30%	42%	52%	61%
iShares S&P MidCap 400 Index Fund	2%	3%	3%	3%	4%
iShares Russell 2000 Index Fund	3%	3%	4%	4%	5%
iShares MSCI EAFE Index Fund	9%	12%	16%	19%	20%
CAPITAL PRESERVATION
Master Investment Portfolio CoreAlpha Bond Master Portfolio	65%	53%	35%	21%	10%

Note:	The allocation percentages may not add to 100% due to rounding.

“Standard & Poor’s ®,” “S&P ®,” “S&P500 ®,” “Standard & Poor’s 500,” “S&P 500 Index,” “S&P MidCap 400 Index,” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P Indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in iShares.

Frank Russell Company, Russell 2000® Index, Russell Midcap® Index, are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation regarding the advisability of investing in iShares.

“Cohen & Steers” is a trademark and “Cohen & Steers Realty Majors Index®” is a registered trademark of Cohen & Steers Capital Management, Inc. (Cohen & Steers), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

MSCI is a registered trade mark of Morgan Stanley Capital International Inc. (MSCI) and its affiliates and has been licensed for use for certain purposes by Barclays Global Investors, N.A. The iShares MSCI EAFE Index Fund the iShares MSCI Emerging Markets Index Fund have not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Funds. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The prospectus for the iShares MSCI EAFE Index and iShares MSCI Emerging Markets Index Funds contains a more detailed description of the limited relationship MSCI has with BGI and the Funds. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

22	BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing summarized under Summary of Principal Risk Factors, the LifePath Portfolios have the following risks.

General—The net asset value of each LifePath Portfolio’s shares is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

General Risks Applicable to the LifePath Portfolios

Stock Investment Risk

The risks of stock investing include both short-term and prolonged price declines. Stocks may underperform fixed income investments and stock market indices that track other markets, segments and sectors. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid.

Bond Investment Risk

The risks of fixed income investing include short-term and prolonged price declines; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk

Credit risk is the risk that the borrower that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government’s full faith and credit. Certain securities issued by U.S. Government-sponsored entities, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks are not guaranteed by the U.S. Government. Additionally, corporate bonds are subject to greater credit risk than U.S. Government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

Interest-Rate Risk

Interest-rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. Government and its agencies, are subject to interest-rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages. Mortgage-backed securities are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security’s maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

High Yield Securities Risk

Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile

23

than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

Foreign Investment Risks

Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation (and possibly confiscatory taxation), thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation (and possibly confiscatory taxation).

Investment in foreign securities may be made directly or through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

Emerging Markets Risk

Some foreign markets are considered to be emerging market countries. Investment in these countries are subject to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

Model Risk

Although the model used to manage the LifePath Master Portfolios’ assets has been developed and refined over many years, neither the LifePath Master Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the LifePath Master Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

Real Estate Investment Risk

Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

24	BARCLAYS GLOBAL INVESTORS FUNDS

Derivatives

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter (“OTC”) and swaps. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Some derivatives may be more sensitive than conventional securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure as contract terms.

Security Selection Risk

Because BGFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid. For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

Concentration Risk

If an underlying index of an Underlying iShares Fund concentrates in a particular industry or group of industries, that Underlying iShares Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

Market Trading Risks

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Tracking Error Risk

For those Underlying Funds that seek to track an index, factors such as the fees and expenses of an Underlying Fund, rounding of prices, and changes to an index and regulatory policies, may affect the adviser’s ability to achieve close correlation with an index. Therefore, the return of an Underlying Fund that seeks to track an index may deviate from that of the index.

For a description of the LifePath Portfolios’ policies and procedures with respect to disclosure of the their corresponding Master Portfolios’ portfolio holdings, and a further discussion of the LifePath Portfolios’ investments and risks, please refer to the LifePath Portfolios’ Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

25

Management of the LifePath Portfolios

Investment Adviser

The LifePath Portfolios are feeder funds that invest all of their assets in similarly named Master Portfolios with substantially identical investment objectives, strategies and policies. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA serves as investment adviser to each of the Master Portfolios, and also serves as investment adviser to each of the Underlying Funds, with the exception of the BGIF Institutional Money Market Fund, which invests in a Master Portfolio advised by BGFA. For its services to the Master Portfolios, BGFA is entitled to receive an annual fee of 0.35% of each Master Portfolio’s average daily net assets.

For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this prospectus. BGFA has agreed to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. These voluntary waivers may be eliminated by BGFA at any time. In addition, BGI may receive fees as Administrator of certain of the Underlying Funds; however, BGFA has agreed to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees paid to BGI by those Underlying Funds.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world’s largest manager of institutional investment assets. As of December 31, 2004, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.3 trillion in assets. BGI, BGFA, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the LifePath Portfolios’ corresponding Master Portfolios may also indirectly invest.

Portfolio Manager

David Burkart and Mariana Egan are primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio (the “Portfolio Managers”). Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes.

David Burkart is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio since August of 2000.

Mariana Egan is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath

26	BARCLAYS GLOBAL INVESTORS FUNDS

2030 Master Portfolio and LifePath 2040 Master Portfolio since January of 2001. Prior to becoming a Portfolio Manager, Mariana Egan was employed by HSBC as a mutual fund manager and financial analyst.

The LifePath Portfolio’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Funds for which they are Portfolio Managers.

Administrative Services

BGI provides the following services, among others, as the LifePath Portfolios’ Administrator:

■	Management of the LifePath Portfolios’ non-investment operations;

■	Preparation of reports for the LifePath Portfolios’ Board of Trustees;

■	Preparation of reports required by the Securities and Exchange Commission (“SEC”) and state securities commissions; and

■	Preparation of proxy statements and shareholder reports.

BGI is entitled to receive a fee at the annual rate of 0.50% of each LifePath Portfolio’s average daily net assets. In return for this fee, BGI has agreed to absorb all expenses of each LifePath Portfolio and Master Portfolio other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions, distribution fees, if any, payable as a result of a Distribution Plan, and certain other expenses which are borne directly by the LifePath Portfolios.

The LifePath Portfolios have contracted with certain intermediaries (“Shareholder Servicing Agents”) to service individual LifePath Portfolio accounts. In addition to processing purchases and redemptions of shares on behalf of eligible investors, Shareholder Servicing Agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. Out of the fees it receives for providing administrative services, BGI pays shareholder servicing fees to Shareholder Servicing Agents in amounts that reflect fee rates approved by the LifePath Portfolios’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the LifePath Portfolios’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of LifePath Portfolio shares.

27

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase LifePath Portfolio shares, you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an IRA; or

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the LifePath Portfolios’ custodian, transfer agent and dividend disbursing agent, or one of the LifePath Portfolios’ Shareholder Servicing Agents.

■	Invest a minimum of $1 million directly through IBT.

In order to invest, a completed account application form must be submitted and processed by your Shareholder Servicing Agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account. Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Fund shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

■	Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) Plan or from a rollover IRA. (Make arrangements through your employer.) If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for transmitting your purchase order.

■	Tax-deferred investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents.* Your Shareholder Servicing Agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law. Your Shareholder Servicing Agent also is responsible for transmitting your purchase order and may impose an earlier deadline.

■	Qualified buyer. Invest through an account set up with your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for transmitting your purchase order and may impose an earlier deadline.

■	Direct buyer. Invest through the LifePath Portfolios’ Transfer Agent, IBT. See “Special Instructions for Direct Buyers” on page 29.

*	Your Shareholder Servicing Agent is responsible for supplying plan documents, itemizing account maintenance fees, and describing the amount and nature of the investments allowed by law.

You may buy LifePath Portfolio shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 pm Eastern Time) on any day the LifePath Portfolio is open (a “Business Day”) to purchase shares at that day’s net asset value per share

28	BARCLAYS GLOBAL INVESTORS FUNDS

(“NAV”). Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and NYSE holidays.

Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of Portfolio shares and to reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

■	Plan participant. Contact your Plan Sponsor or Shareholder Servicing Agent.

■	Tax-deferred investor. Contact your Plan Sponsor or Shareholder Servicing Agent.

■	Qualified buyer. Contact your Shareholder Servicing Agent.

■	Direct buyer. See “Special Instructions for Direct Buyers” below.

You may sell LifePath Portfolio shares at any time without paying a sales charge. You must submit your order to sell shares by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on any Business Day to sell shares at that day’s NAV. Orders received after the close of trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order and no longer than seven business days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio’s shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information or clarification, please refer to the LifePath Portfolios’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Direct Buyers

Direct buyers who have an established account with a LifePath Portfolio, can add to or redeem from their LifePath Portfolio account by wire instructions, by phone or through the mail.

■	To invest by wire, just check that option on your account application when you open your account. If you already have an account, call 1 888 204 3956 to receive a bank-wire application.

29

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA #011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name:

Shareholder Account Number:

Fund Number:

LifePath Retirement Portfolio:	1002
LifePath 2010 Portfolio:	1012
LifePath 2020 Portfolio:	1022
LifePath 2030 Portfolio:	1032
LifePath 2040 Portfolio:	1042

■	To invest by mail, make your check payable to the LifePath Portfolio of your choice. Please include the LifePath Portfolio number and account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5 p.m., Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the LifePath Portfolios may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order. Include your LifePath Portfolio, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct buyers can ask IBT to wire proceeds directly to their designated bank account.**

■	When a direct buyer purchases LifePath Portfolio shares and then quickly sells, the LifePath Portfolios may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sale’s proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

Calculating the LifePath Portfolios’ Share Price

Each LifePath Portfolio’s share price (also known as a LifePath Portfolio’s NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent. Each LifePath Portfolio’s NAV is calculated at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on any Business Day. The NAV of each LifePath Portfolio is calculated based on the net asset value of the LifePath Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios’ SAI includes a description of the methods for valuing the LifePath Master Portfolios’ investments, including a description of the circumstances in which the LifePath Master Portfolios’ investments would be valued using fair value pricing and the effects of using fair value pricing.

The price at which a purchase or redemption of LifePath Portfolio shares is based on the next calculation of NAV after the order is received in proper form.

30	BARCLAYS GLOBAL INVESTORS FUNDS

Portfolio Distributions

The LifePath Portfolios distribute any net investment income to shareholders quarterly. The LifePath Portfolios distribute their realized net capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class I shares of your LifePath Portfolio, unless you request payment in cash.

Frequent Trading in Portfolio Shares

Frequent purchases and redemptions of Fund shares (“frequent trading”) may have a detrimental affect on the Funds and their shareholders. Depending on various factors, such as the size of the Funds’ corresponding Master Portfolios and the amount of assets maintained in cash, frequent trading may harm the performance of a Fund by interfering with the implementation of the Master Portfolios’ investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of Fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”).

The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing activity in the Master Portfolios because the primary market for the Underlying Funds’ Portfolio securities closes at the same time as of which the net asset value for the Master Portfolios is calculated (normally 4:00 p.m. Eastern time). BGI’s ability to monitor trades that are placed by participants in plans that are shareholders in the Funds or other shareholders in the Funds that are trading through omnibus accounts maintained by intermediaries is severely limited because BGI does not receive transaction information showing individual investment decisions. In addition, intermediaries’ ability to impose restrictions on the trading practices of their clients may be affected by legal or technological limitations.

The Funds’ Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds in light of the nature of the Funds’ shareholders and the accounts through which they hold their shares.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the LifePath Portfolios and their shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your LifePath Portfolio’s net investment income and realized capital gains distributed to you. Normally, distributions are taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in LifePath Portfolio shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the LifePath Portfolio’s distributions to you and your tax rate.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A LifePath Portfolio’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced tax rate if attributable to the LifePath Portfolio’s sales and exchanges after May 5, 2003. Also, if you’re an individual, your distributions attributable to the LifePath Portfolio’s qualified dividend income generally can be treated by you as qualified dividend income, taxed to you at a maximum 15% rate of tax, as long as certain holding period requirements are met. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

31

Portfolio distributions usually create the following tax liability:

TRANSACTION	TAX STATUS
Qualified dividend income distribution	Qualified dividend income
Other income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

A portion of distributions paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your LifePath Portfolio shares you generally will have a taxable capital gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges). In certain circumstances, a loss on the sale or exchange may be disallowed.

TRANSACTION	TAX STATUS
You sell shares owned for more than one year	Long-term capital gain or loss
You sell shares owned for one year or less	Short-term capital gain or loss

If you buy a LifePath Portfolio’s shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a LifePath Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Portfolio sells the securities and realizes gain on the sale. All of the LifePath Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

Following the end of each year, the LifePath Portfolios will send you a notice that tells you how much you’ve received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for tax-exempt or foreign investors or those holding fund shares through a tax-deferred account, such as a 401(k) Plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio that has substantially identical investment objectives, strategies and policies as the individual LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect a Master Portfolio and, therefore, the LifePath Portfolio.

32	BARCLAYS GLOBAL INVESTORS FUNDS

Feeder Fund Expenses. Feeder funds, including the LifePath Portfolios, bear their corresponding Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the LifePath Portfolios’ Board of Trustees retains the right to withdraw a LifePath Portfolio’s assets from its corresponding Master Portfolio if it believes doing so is in the LifePath Portfolio shareholders’ best interests. If the Board of Trustees decide to withdraw a LifePath Portfolio’s assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

Fund of Funds

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in Underlying Funds also advised by BGFA. Each Master Portfolio may charge for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

33

Financial Highlights

The tables that follow provide a picture of the Class I shares of each LifePath Portfolio’s financial performance. The per share information reflects financial results for a single LifePath Portfolio share. The total returns in the tables represent the rates of return that an investor would have earned or lost on an investment in each of the LifePath Portfolios, assuming reinvestment of all dividends and distributions. KPMG LLP audited the information for the fiscal years ended February 28, 2001 and February 29, 2000. For all other periods, PricewaterhouseCoopers LLP audited the information. The independent auditor’s report, along with the LifePath Portfolios’ financial statements, is included in the LifePath Portfolios’ annual report. You may obtain copies of the annual reports, at no cost, by calling 1 877 BGI 1544 (1 877 244 1544), toll free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern time.

LifePath Retirement Portfolio

Class I Shares Financial Highlights

(For a share outstanding throughout the period)

	LIFEPATH RETIREMENT PORTFOLIO—CLASS I SHARES

	Year ended Dec. 31, 2004	Year ended Dec. 31, 2003		Period ended Dec. 31, 2002 (a)		Year ended Feb. 28, 2002		Year ended Feb. 28, 2001	Year ended Feb. 29, 2000
Net asset value, beginning of period	$11.03	$10.03		$10.59		$10.77		$11.18	$11.53
Income from investment operations:
Net investment income	0.20	0.19		0.21		0.34	(e)	0.44	0.43
Net realized and unrealized gain (loss)	0.49	1.00		(0.40)		(0.10)	(e)	0.23	0.12
Total from investment operations	0.69	1.19		(0.19)		0.24		0.67	0.55
Less distributions from:
Net investment income	(0.24)	(0.19)		(0.28)		(0.35)		(0.44)	(0.43)
Net realized gain	(0.30)	(0.00)	(f)	(0.09)		(0.07)		(0.64)	(0.47)
Total distributions	(0.54)	(0.19)		(0.37)		(0.42)		(1.08)	(0.90)
Net asset value, end of period	$11.18	$11.03		$10.03		$10.59		$10.77	$11.18
Total return	6.35%	11.95%		(1.78)%	(b)	2.25%		6.16%	4.82%
Ratios/Supplemental data:
Net assets, end of period (000s)	$90,871	$60,944		$40,509		$36,936		$32,763	$28,772
Ratio of expenses to average net assets(c)	0.82%	0.85%		0.85%		0.89%		0.95%	0.95%
Ratio of expenses to average net assets prior to waived fees	1.10%	n/a		n/a		n/a		n/a	n/a
Ratio of net investment income to average net assets(c)	1.92%	1.81%		2.47%		3.19%	(e)	4.00%	3.63%
Ratio of net investment income to average net assets prior to waived fees	1.64%	n/a		n/a		n/a		n/a	n/a
Portfolio turnover rate(d)	138%	29%		56%		116%		58%	55%

(a)	For the ten months ended December 31, 2002. The LifePath Portfolio changed its fiscal year-end from February 28 to December 31.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(d)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.
(e)	Effective March 1, 2001, the LifePath Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(f)	Rounds to less than $0.01.
(g)

The accompanying notes are an integral part of these financial statements.

34	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath 2010 Portfolio

Class I Shares Financial Highlights

(For a share outstanding throughout the period)

	LIFEPATH 2010 PORTFOLIO—CLASS I SHARES

	Year ended Dec. 31, 2004	Year ended Dec. 31, 2003	Period ended Dec. 31, 2002(a)		Year ended Feb. 28, 2002		Year ended Feb. 28, 2001	Year ended Feb. 29, 2000
Net asset value, beginning of period	$12.30	$10.82	$11.85		$12.46		$13.49	$14.29
Income from investment operations:
Net investment income	0.20	0.18	0.19		0.31	(e)	0.41	0.42
Net realized and unrealized gain (loss)	0.69	1.49	(1.00)		(0.46)	(e)	(0.16)	0.71
Total from investment operations	0.89	1.67	(0.81)		(0.15)		0.25	1.13
Less distributions from:
Net investment income	(0.24)	(0.19)	(0.20)		(0.33)		(0.41)	(0.42)
Net realized gain	(0.21)	—	(0.02)		(0.13)		(0.87)	(1.51)
Total distributions	(0.45)	(0.19)	(0.22)		(0.46)		(1.28)	(1.93)
Net asset value, end of period	$12.74	$12.30	$10.82		$11.85		$12.46	$13.49
Total return	7.38%	15.66%	(6.85)%	(b)	(1.13)%		1.73%	7.92%
Ratios/Supplemental data:
Net assets, end of period (000s)	$296,439	$172,075	$121,627		$108,601		$89,988	$88,715
Ratio of expenses to average net assets(c)	0.81%	0.85%	0.86%		0.89%		0.95%	0.95%
Ratio of expenses to average net assets prior to waived fees	1.09%	n/a	n/a		n/a		n/a	n/a
Ratio of net investment income to average net assets(c)	1.78%	1.64%	1.98%		2.59%	(e)	3.09%	2.80%
Ratio of net investment income to average net assets prior to waived fees	1.50%	n/a	n/a		n/a		n/a	n/a
Portfolio turnover rate(d)	130%	23%	72%		86%		54%	49%

(a)	For the ten months ended December 31, 2002. The LifePath Portfolio changed its fiscal year-end from February 28 to December 31.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(d)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.
(e)	Effective March 1, 2001, the LifePath Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.

The accompanying notes are an integral part of these financial statements.

35

LifePath 2020 Portfolio

Class I Shares Financial Highlights

(For a share outstanding throughout the period)

	LIFEPATH 2020 PORTFOLIO—CLASS I SHARES

	Year ended Dec. 31, 2004	Year ended Dec. 31, 2003	Period ended Dec. 31, 2002(a)		Year ended Feb. 28, 2002		Year ended Feb. 28, 2001	Year ended Feb. 29, 2000
Net asset value, beginning of period	$14.13	$11.89	$13.52		$14.55		$16.18	$16.38
Income from investment operations:
Net investment income	0.21	0.19	0.17		0.23	(e)	0.31	0.32
Net realized and unrealized gain (loss)	1.09	2.24	(1.59)		(1.02)	(e)	(0.83)	1.47
Total from investment operations	1.30	2.43	(1.42)		(0.79)		(0.52)	1.79
Less distributions from:
Net investment income	(0.24)	(0.19)	(0.21)		(0.24)		(0.31)	(0.32)
Net realized gain	—	—	—		(0.00)	(f)	(0.80)	(1.67)
Total distributions	(0.24)	(0.19)	(0.21)		(0.24)		(1.11)	(1.99)
Net asset value, end of period	$15.19	$14.13	$11.89		$13.52		$14.55	$16.18
Total return	9.27%	20.61%	(10.58)%	(b)	(5.44)%		(3.54)%	10.84%
Ratios/Supplemental data:
Net assets, end of period (000s)	$446,486	$386,387	$270,696		$319,935		$182,807	$143,052
Ratio of expenses to average net assets(c)	0.79%	0.85%	0.83%		0.89%		0.95%	0.95%
Ratio of expenses to average net assets prior to waived fees	1.07%	n/a	n/a		n/a		n/a	n/a
Ratio of net investment income to average net assets(c)	1.49%	1.54%	1.59%		1.74%	(e)	1.99%	1.87%
Ratio of net investment income to average net assets prior to waived fees	1.21%	n/a	n/a		n/a		n/a	n/a
Portfolio turnover rate(d)	140%	23%	67%		86%		39%	43%

(a)	For the ten months ended December 31, 2002. The LifePath Portfolio changed its fiscal year-end from February 28 to December 31.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(d)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.
(e)	Effective March 1, 2001, the LifePath Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(f)	Rounds to less than $0.01.

The accompanying notes are an integral part of these financial statements.

36	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath 2030 Portfolio

Class I Shares Financial Highlights

(For a share outstanding throughout the period)

	LIFEPATH 2030 PORTFOLIO—CLASS I SHARES

	Year ended Dec. 31, 2004	Year ended Dec. 31, 2003	Period ended Dec. 31, 2002(a)		Year ended Feb. 28, 2002		Year ended Feb. 28, 2001	Year ended Feb. 29, 2000
Net asset value, beginning of period	$14.13	$11.56	$13.69		$15.77		$17.84	$18.57
Income from investment operations:
Net investment income	0.19	0.18	0.13		0.18	(e)	0.23	0.26
Net realized and unrealized gain (loss)	1.32	2.55	(1.97)		(1.48)	(e)	(1.22)	2.22
Total from investment operations	1.51	2.73	(1.84)		(1.30)		(0.99)	2.48
Less distributions from:
Net investment income	(0.19)	(0.16)	(0.13)		(0.19)		(0.23)	(0.26)
Net realized gain	(0.58)	—	(0.16)		(0.59)		(0.85)	(2.95)
Total distributions	(0.77)	(0.16)	(0.29)		(0.78)		(1.08)	(3.21)
Net asset value, end of period	$14.87	$14.13	$11.56		$13.69		$15.77	$17.84
Total return	10.78%	23.86%	(13.46)%	(b)	(8.25)%		(5.99)%	13.04%
Ratios/Supplemental data:
Net assets, end of period (000s)	$265,166	$176,647	$103,485		$108,538		$79,665	$84,016
Ratio of expenses to average net assets(c)	0.78%	0.85%	0.84%		0.89%		0.95%	0.95%
Ratio of expenses to average net assets prior to waived fees	1.06%	n/a	n/a		n/a		n/a	n/a
Ratio of net investment income to average net assets(c)	1.37%	1.48%	1.28%		1.25%	(e)	1.32%	1.32%
Ratio of net investment income to average net assets prior to waived fees	1.09%	n/a	n/a		n/a		n/a	n/a
Portfolio turnover rate(d)	138%	32%	68%		53%		27%	26%

(a)	For the ten months ended December 31, 2002. The LifePath Portfolio changed its fiscal year-end from February 28 to December 31.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(d)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.
(e)	Effective March 1, 2001, the LifePath Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.

The accompanying notes are an integral part of these financial statements.

37

LifePath 2040

Class I Shares Financial Highlights

(For a share outstanding throughout the period)

	LIFEPATH 2040 PORTFOLIO—CLASS I SHARES

	Year ended Dec. 31, 2004	Year ended Dec. 31, 2003	Period ended Dec. 31, 2002(a)		Year ended Feb. 28, 2002		Year ended Feb. 28, 2001	Year ended Feb. 29, 2000
Net asset value, beginning of period	$15.47	$12.27	$14.73		$16.74		$20.64	$20.25
Income from investment operations:
Net investment income	0.21	0.18	0.12		0.10	(e)	0.11	0.13
Net realized and unrealized gain (loss)	1.55	3.18	(2.48)		(1.93)	(e)	(2.20)	3.18
Total from investment operations	1.76	3.36	(2.36)		(1.83)		(2.09)	3.31
Less distributions from:
Net investment income	(0.20)	(0.16)	(0.10)		(0.10)		(0.10)	(0.13)
Net realized gain	—	—	—		(0.08)		(1.71)	(2.79)
Total distributions	(0.20)	(0.16)	(0.10)		(0.18)		(1.81)	(2.92)
Net asset value, end of period	$17.03	$15.47	$12.27		$14.73		$16.74	$20.64
Total return	11.43%	27.64%	(16.03)%	(b)	(10.89)%		(10.81)%	16.01%
Ratios/Supplemental data:
Net assets, end of period (000s)	$125,063	$127,357	$74,352		$84,961		$97,863	$122,683
Ratio of expenses to average net assets(c)	0.78%	0.85%	0.83%		0.90%		0.95%	0.95%
Ratio of expenses to average net assets prior to waived fees	1.06%	n/a	n/a		n/a		n/a	n/a
Ratio of net investment income to average net assets(c)	1.15%	1.36%	1.05%		0.64%	(e)	0.50%	0.59%
Ratio of net investment income to average net assets prior to waived fees	0.87%	n/a	n/a		n/a		n/a	n/a
Portfolio turnover rate(d)	147%	29%	62%		15%		20%	29%

(a)	For the ten months ended December 31, 2002. The LifePath Portfolio changed its fiscal year-end from February 28 to December 31.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(d)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.
(e)	Effective March 1, 2001, the LifePath Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.

The accompanying notes are an integral part of these financial statements.

The rest of this page is intentionally left blank

38	BARCLAYS GLOBAL INVESTORS FUNDS

Disclaimers

The iShares S&P Index Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation or warranty, express or implied, to the owners of shares of the Trust or to any member of the public regarding the advisability owning or trading in shares of the Trust. Standard & Poor’s only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor’s and of the Standard & Poor’s Indices which are determined, composed, and calculated by Standard & Poor’s without regard to the Trust, BGI or BGFA. Standard & Poor’s has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor’s Indices. Standard & Poor’s is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or sale or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor’s does not guarantee the accuracy and/or the completeness of the Standard & Poor’s Indices or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the Trust, or any other person or entity from the use of the Standard & Poor’s Indices or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor’s Indices or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any lost profit or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor’s and BGI and BGFA.

The iShares Russell Index Funds are not sponsored, endorsed, sold or promoted by Frank Russell Company. Frank Russell Company makes no representation or warranty, express or implied, to the owners of the shares of the Trust or to any member of the public regarding the advisability of outing or trading in shares of the Trust or the ability of the Russell Indices to track general stock market performance. Frank Russell Company is the licensor of certain trademarks, service marks, and trade names. The Russell Indices on which the Funds are based are determined, composed, and calculated by Frank Russell Company without regard to the Funds, BGI or BGFA. Frank Russell Company has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indices. Frank Russell Company is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Frank Russell Company has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Although Frank Russell Company obtains information for inclusion or use in the calculation of the Russell Indices from sources that Frank Russell Company considers reliable, Frank Russell Company does not guarantee the accuracy and/or the completeness of the Russell Indices or any data included therein. Frank Russell Company shall have no liability for any errors, omissions, or interruptions therein. Frank Russell Company makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the Trust, or any other person or entity from the use of the Russell Indices or any data included therein. Frank Russell Company makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indices or any data included therein. Without limiting any of the foregoing, in no event shall Frank Russell Company have any liability for any lost profits or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Frank Russell Company and BGI and BGFA.

Shares of the Trust are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of a fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Underlying Indices identified herein are determined, composed and calculated by Standard & Poor’s and Frank Russell Company without regard to any Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Index, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The AMEX has no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing or trading of the shares of the Fund.

The iShares MSCI EAFE Index Fund is not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of the Trust or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI EAFE Index Fund particularly or the ability of the MSCI EAFE Index to track general stock market performance. MSCI’s only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of MSCI and of the MSCI EAFE Index which is determined, composed and calculated by MSCI without regard to the Trust, BGI, BGFA or the iShares MSCI EAFE Index Fund. MSCI has no obligation to take the needs of BGFA, BGI or the owners of shares of the Trust into consideration in determining, composing or calculating the MSCI EAFE Index. MSCI is not responsible for and has not participated in the determination of the prices and amount of the iShares MSCI EAFE Index Fund or the timing of the issuance or sale of the iShares MSCI EAFE Index Fund or in the determination or calculation of the equation by which shares of the iShares MSCI EAFE Index Fund are to be converted into cash. MSCI has no obligation or liability in connection with the

39

administration, marketing, or trading of the iShares MSCI EAFE Index Fund. MSCI does not guarantee the accuracy and/or the completeness of the MSCI EAFE Index or any data included therein and MSCI shall have no liability for any errors, omissions, or interruptions therein. MSCI makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares MSCI EAFE Index Fund, or any other person or entity from the use of the MSCI EAFE Index or any data included therein. MSCI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the MSCI EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the MSCI EAFE Index or any data included therein, even if notified of the possibility of such damages.

The iShares Lehman Bond Funds are not sponsored, endorsed or promoted by Lehman Brothers. Lehman Brothers makes no representation or warranty, express or implied, to the owners of the Treasury Funds or the iShares Lehman TIPS Bond Fund or the iShares Lehman Aggregate Bond Fund (collectively, the “Lehman Funds”) or any member of the public regarding the advisability of owning or trading in the Lehman Funds. Lehman Brothers’ only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks and trade names of the Lehman Brothers Indices, which are determined, composed and calculated by Lehman Brothers without regard to the Trust, BGI, BGFA or the owners of the Lehman Funds. Lehman Brothers has no obligation to take the needs of BGI, BGFA or the owners of the Lehman Funds into consideration in determining, composing or calculating the Lehman Brothers Indices. Lehman Brothers is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Lehman Brothers has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Lehman Brothers does not guarantee the accuracy and/or the completeness of the Lehman Brothers Indices or any data included therein. Lehman Brothers shall have no liability for any errors, omissions or interruptions therein. Lehman Brothers makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of the shares of the Trust, or any other person or entity, from the use of the Lehman Brothers Indices or any data included therein. Lehman Brothers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Brothers Indices or any data included therein. Without limiting any of the foregoing, in no event shall Lehman Brothers have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between Lehman Brothers and BGI and BGFA.

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the Trust or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGFA, BGI or the owners of shares of the Trust into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The AMEX does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the shares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

40	BARCLAYS GLOBAL INVESTORS FUNDS

Shares of the Trust are not sponsored, endorsed or promoted by the NYSE. The NYSE makes no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of a Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Standard & Poor’s Indices identified herein is determined, composed and calculated by Standard & Poor’s without regard to the shares of any Fund. The NYSE is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Standard & Poor’s Indices, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The NYSE has no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing or trading of the shares of the Fund.

The NYSE does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The NYSE makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the shares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The NYSE makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the NYSE have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Funds, to the owners of the shares of any Fund, or to any other person or entity, from the use of any Underlying Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

41

For more detailed information on the LifePath Portfolios, request a copy of the Portfolios Annual and Semi-Annual reports to shareholders and their Statement of Additional Information (SAI). The Annual and Semi-Annual reports discuss Portfolio investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Portfolio performance.

The SAI provides detailed information on the Class I shares of the Portfolios. BGFA has electronically filed the SAI, dated May 1, 2005, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the LifePath Portfolios, or wish to obtain the annual and semiannual reports and SAI free of charge, please call the Portfolios' toll-free number:

Or you may write Barclays Global Investors Funds:

You can also obtain this information through the internet on the Securities and Exchange Commission's Website: **http://www.sec.gov**

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: **publicinfo@sec.gov**, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC,
Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Call the Commission at **1 202 942 8090** for further details.

Investment Company Act File No.: 811-7332

BGF-PR-LP0505

BARCLAYS GLOBAL INVESTORS BARCLAYS

PROSPECTUS | MAY 1, 2005

LIFEPATH® PORTFOLIOS

CLASS R SHARES

The first mutual funds designed to offer individual investors comprehensive asset allocation strategies that adjust over time.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LIFEPATH® RETIREMENT

LIFEPATH 2010®

LIFEPATH 2020®

LIFEPATH 2030®

LIFEPATH 2040®

BARCLAYS GLOBAL INVESTORS *funds*

LIFEPATH BASICS

3	LifePath Overview

5	LifePath Investment Objectives

6	Summary of Principal Investment Strategies

7	Summary of Principal Risk Factors

8	Investment Returns

16	Fees and Expenses

LIFEPATH DETAILS

18	A Further Discussion of Principal Investment Strategies

23	A Further Discussion of Principal Risk Factors

DETAILS IN COMMON

26	Management of the LifePath Portfolios

28	Shareholder Information

33	Financial Highlights

38	Disclaimers

LIFEPATH BASICS

LifePath Overview

The LifePath Portfolios1 are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: stocks, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a LifePath Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), that has a substantially identical investment objective as the LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio (formerly, the LifePath Income Portfolio) that is already in its most conservative phase.

Who May Want to Invest in LifePath Portfolios

Which LifePath Portfolio to Consider

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in 10 years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year—a “target year” when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 40 years old, you have 20 years before retirement. By adding 20 to the current year, you can define your “target year.” If you expect to retire in the year 2023, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

[1]	For simplicity’s sake, all discussion of investment objectives, strategies and risks of a particular LifePath Portfolio refers also to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears on page 30.

3

Note:	The above chart is for illustrative purposes only and does not represent the actual allocation percentages of the LifePath Portfolios.

The chart also shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, stock funds) to a greater concentration of lower-risk investments (namely, the bond and money market funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

■	Each LifePath Portfolio’s investment strategy derives from the risk tolerance of average investors with a particular time horizon.

■	The LifePath Portfolio’s time horizon is based on the year in its name, except for the LifePath Retirement Portfolio that is designed for investors who are currently withdrawing, or plan to begin withdrawing, a substantial portion of their investment in the near future.

If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment, and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Portfolio with a shorter time horizon. The final choice is yours.

4	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath Investment Objectives

Each LifePath Portfolio seeks to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor’s time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains. Each LifePath Portfolio has its own time horizon which affects the acceptable risk level of the LifePath Portfolio and, in turn, its asset allocation.

Specifically:

■	LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

■	LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

■	LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

■	LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

■	LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Each LifePath Portfolio’s investment objective may be changed by the LifePath Portfolio’s Board of Trustees without shareholder approval.

5

Summary of Principal Investment Strategies

Each of the LifePath Portfolios invests all of its respective assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The LifePath Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. The LifePath Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility. The LifePath Portfolios with shorter time horizons, accordingly, have lower expected returns than the LifePath Portfolios with longer time horizons.

■	LifePath Retirement Portfolio is designed for investors seeking income and moderate long-term growth of capital. The LifePath Retirement Portfolio intends to hold about 34% of its assets in Underlying Funds that invest primarily in stocks, 65% of its assets in Underlying Funds that invest primarily in bonds and the rest of its assets in Underlying Funds that invest primarily in money market instruments.

■	LifePath 2010 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2010. The LifePath 2010 Portfolio intends to hold about 49% of its assets in Underlying Funds that invest primarily in stocks, 50% of its assets in Underlying Funds that invest primarily in bonds and the rest of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

■	LifePath 2020 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2020. The LifePath 2020 Portfolio intends to hold about 66% of its assets in Underlying Funds that invest primarily in stocks, 33% of its assets in Underlying Funds that invest primarily in bonds and the rest of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

■	LifePath 2030 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2030. The LifePath 2030 Portfolio intends to hold about 79% of its assets in Underlying Funds that invest primarily in stocks, 20% of its assets in Underlying Funds that invest primarily in bonds and the rest of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

■	LifePath 2040 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2040. The LifePath 2040 Portfolio intends to hold about 89% of its assets in Underlying Funds that invest primarily in stocks, 10% of its assets in Underlying Funds that invest primarily in bonds and the rest of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios’ performance could trail that of other alternative investments.

Each LifePath Portfolio has a different level of risk.

The value of your investment is subject to stock market risk, which means the price of the stocks in which the LifePath Portfolios invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk which means that the prices of bonds in which the LifePath Portfolios invest may fall because of a rise in interest rates and credit risk which is the risk that the price of an individual bond may fall with the decline in an issuers’ real or apparent ability to meet its financial obligation.

Investments in foreign securities by the LifePath Portfolios are subject to certain special risks and considerations, including potentially less liquid and greater price volatility than securities traded in the U.S. markets.

Neither the LifePath Portfolios nor Barclays Global Fund Advisors (“BGFA”) can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall Portfolio performance.

An investment in a Portfolio is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

7

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for Class R of each LifePath Portfolio for each full calendar year since inception.* The average annual total return tables (before and after taxes) compare the average annual total returns of Class R of each LifePath Portfolio with the returns of a corresponding index for one, five and ten years. On March 16, 2004, the LifePath Master Portfolios were restructured to be funds-of-funds. Prior to that date the LifePath Master Portfolios held portfolio securities directly. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios’ respective holdings were rebalanced among asset classes from monthly to quarterly.

How the LifePath Portfolios and the predecessor funds performed in the past is not an indication of how the LifePath Portfolios will perform in the future.

LifePath Retirement Portfolio—Class R

Year-By-Year Returns

The highest and lowest quarterly returns for Class R of the LifePath Retirement Portfolio for the calendar years above are as follows:

Highest Quarter Return: 2nd quarter of 2003	Lowest Quarter Return: 3rd quarter of 2002

11.32%	-4.77%

*	The LifePath Portfolios are successors to the assets of the predecessor funds. The predecessor funds were the Stagecoach Trust LifePath Funds, which commenced operations on March 1, 1994, invested in the LifePath Master Portfolios and had the same investment objectives, strategies, policies and risk considerations as the LifePath Portfolios. The performance information for the periods from March 26, 1996 (the date the LifePath Portfolios commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) shows the performance of the Class I shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R shares. The performance information for periods before March 26, 1996 shows the performance of the Institutional Class shares of the predecessor funds adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 through December 31, 2004 reflects the actual performance of Class R shares.

8	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath 2010 Portfolio—Class R

Year-By-Year Returns

The highest and lowest quarterly returns for Class R of the LifePath 2010 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th quarter of 1998	Lowest Quarter Return: 3rd quarter of 2002

10.06%	-8.38%

LifePath 2020 Portfolio—Class R

Year-By-Year Returns

The highest and lowest quarterly returns for Class R of the LifePath 2020 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th quarter of 1998	Lowest Quarter Return: 3rd quarter of 2002

14.55%	-11.58%

9

LifePath 2030 Portfolio—Class R

Year-By-Year Returns*

The highest and lowest quarterly returns for Class R of the LifePath 2030 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th Quarter of 1998	Lowest Quarter Return: 3rd quarter of 2002

17.96%	-13.91%

LifePath 2040 Portfolio—Class R

Year-By-Year Returns

The highest and lowest quarterly returns for Class R of the LifePath 2040 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th quarter of 1998	Lowest Quarter Return: 3rd quarter of 2002

21.66%	-15.75%

10	BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH RETIREMENT PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004) Class R Shares—Commenced Operations on April 30, 2001(1)

	ONE YEAR	FIVE YEARS	TEN YEARS(2)
LifePath Retirement Portfolio
Return Before Taxes	5.01%	3.87%	6.76%
Return After Taxes on Distributions	3.70%	2.60%	5.02%
Return After Taxes on Distributions and Sale of Fund Shares	3.68%	2.72%	4.80%
LifePath Retirement Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)	7.80%	6.12%	8.38%
S&P 1500 Index(4) (reflects no deduction for fees, expenses or taxes)	11.78%	-1.07%	12.33%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.72%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	20.25%	-1.13%	5.60%
Citigroup 3-Month Treasury Bill Index(5) (reflects no deduction for fees, expenses or taxes)	1.24%	2.79%	4.00%

(1)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. Returns reflect applicable sales charges in effect for the periods shown. Effective May 1, 2005, Class R shares are sold without any sales charges.
(2)	This column combines the performance of the predecessor fund since January 1, 1995 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, and the Salomon Bros. 3 Month T-Bill Index.
(4)	The S&P 1500 Index is presented as a comparison index to ultimately replace the Russell 3000 Index, as the S&P 1500 Index is more representative of the domestic equity funds held by LifePath Portfolios.
(5)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) Plans or Individual Retirement Accounts (“IRAs”). The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

11

LIFEPATH 2010 PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004) Class R Shares—Commenced Operations on April 30, 2001(1)

	ONE YEAR	FIVE YEARS	TEN YEARS(2)
LifePath 2010 Portfolio
Return Before Taxes	6.16%	1.80%	8.27%
Return After Taxes on Distributions	5.35%	0.90%	6.71%
Return After Taxes on Distributions and Sale of Fund Shares	4.44%	1.24%	6.32%
LifePath 2010 Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)	9.02%	4.30%	9.57%
S&P 1500 Index(4) (reflects no deduction for fees, expenses or taxes)	11.78%	-1.07%	12.33%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.72%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	20.25%	-1.13%	5.60%
Citigroup 3-Month Treasury Bill Index(5) (reflects no deduction for fees, expenses or taxes)	1.24%	2.79%	4.00%

(1)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. Returns reflect applicable sales charges in effect for the periods shown. Effective May 1, 2005, Class R shares are sold without any sales charges.
(2)	This column combines the performance of the predecessor fund since January 1, 1995 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, and the Salomon Bros. 3 Month T-Bill Index.
(4)	The S&P 1500 Index is presented as a comparison index to ultimately replace the Russell 3000 Index, as the S&P 1500 Index is more representative of the domestic equity funds held by LifePath Portfolios.
(5)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of Portfolio shares may exceed the Portfolio’s returns before taxes and/or returns after taxes on distributions.

12	BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2020 PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004) Class R Shares—Commenced Operations on April 30, 2001(1)

	ONE YEAR	FIVE YEARS	TEN YEARS(2)
LifePath 2020 Portfolio
Return Before Taxes	7.92%	-0.12%	9.06%
Return After Taxes on Distributions	7.50%	-0.72%	7.75%
Return After Taxes on Distributions and Sale of Fund Shares	5.26%	-0.20%	7.16%
LifePath 2020 Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)	10.63%	2.29%	9.99%
S&P 1500 Index(4) (reflects no deduction for fees, expenses or taxes)	11.78%	-1.07%	12.33%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.72%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	20.25%	-1.13%	5.60%
Citigroup 3-Month Treasury Bill Index(5) (reflects no deduction for fees, expenses or taxes)	1.24%	2.79%	4.00%

(1)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. Returns reflect applicable sales charges in effect for the periods shown. Effective May 1, 2005, Class R shares are sold without any sales charges.
(2)	This column combines the performance of the predecessor fund since January 1, 1995 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, and the Salomon Bros. 3 Month T-Bill Index.
(4)	The S&P 1500 Index is presented as a comparison index to ultimately replace the Russell 3000 Index, as the S&P 1500 Index is more representative of the domestic equity funds held by LifePath Portfolios.
(5)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

13

LIFEPATH 2030 PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004) Class R Shares—Commenced Operations on April 30, 2001(1)

	ONE YEAR	FIVE YEARS	TEN YEARS(2)
LifePath 2030 Portfolio
Return Before Taxes	9.41%	-1.12%	9.82%
Return After Taxes on Distributions	8.52%	-1.78%	8.51%
Return After Taxes on Distributions and Sale of Fund Shares	7.08%	-0.98%	7.95%
LifePath 2030 Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)	11.87%	0.95%	10.24%
S&P 1500 Index(4) (reflects no deduction for fees, expenses or taxes)	11.78%	-1.07%	12.33%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.72%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	20.25%	-1.13%	5.60%
Citigroup 3-Month Treasury Bill Index(5) (reflects no deduction for fees, expenses or taxes)	1.24%	2.79%	4.00%

(1)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. Returns reflect applicable sales charges in effect for the periods shown. Effective May 1, 2005, Class R shares are sold without any sales charges.
(2)	This column combines the performance of the predecessor fund since January 1, 1995 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, and the Salomon Bros. 3 Month T-Bill Index.
(4)	The S&P 1500 Index is presented as a comparison index to ultimately replace the Russell 3000 Index, as the S&P 1500 Index is more representative of the domestic equity funds held by LifePath Portfolios.
(5)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

14	BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2040 PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004) Class R Shares—Commenced Operations on April 30, 2001(1)

	ONE YEAR	FIVE YEARS	TEN YEARS(2)
LifePath 2040 Portfolio
Return Before Taxes	9.97%	-2.53%	10.32%
Return After Taxes on Distributions	9.77%	-3.05%	9.16%
Return After Taxes on Distributions and Sale of Fund Shares	6.66%	-1.99%	8.52%
LifePath 2040 Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)	12.73%	-0.39%	10.68%
S&P 1500 Index(4) (reflects no deduction for fees, expenses or taxes)	11.78%	-1.07%	12.33%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.72%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	20.25%	-1.13%	5.60%
Citigroup 3-Month Treasury Bill Index)(5) (reflects no deduction for fees, expenses or taxes)	1.24%	2.79%	4.00%

(1)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. Returns reflect applicable sales charges in effect for the periods shown. Effective May 1, 2005, Class R shares are sold without any sales charges.
(2)	This column combines the performance of the predecessor fund since January 1, 1995 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, and the Salomon Bros. 3 Month T-Bill Index.
(4)	The S&P 1500 Index is presented as a comparison index to ultimately replace the Russell 3000 Index, as the S&P 1500 Index is more representative of the domestic equity funds held by LifePath Portfolios.
(5)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The tables that follow describe the fees and expenses that you may pay if you buy and hold LifePath Portfolio Class R shares. The expenses are deducted from Fund assets, which means you pay them indirectly. These tables do not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge separate account, service or transaction fees on the purchase or sale of Class R shares that would be in addition to the fees and expenses shown here.

The LifePath Portfolios have appointed shareholder servicing agents to service individual LifePath Portfolio accounts. In addition to buying and selling shares on behalf of eligible investors, shareholder servicing agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. The LifePath Portfolios do not charge extra for these services, but compensate shareholder servicing agents as part of their operating expenses.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class R shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM CLASS R ASSETS)

	LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses
Administration Fees	0.50%	0.50%	0.50%	0.50%	0.50%
All Other(1)	0.34%	0.34%	0.34%	0.34%	0.33%
Total Annual Operating Expenses(2)	1.44%	1.44%	1.44%	1.44%	1.43%

(1)	Other expenses reflect each LifePath Portfolio’s pro rata share of the fees and expenses incurred by investing in the Underlying Funds and have been restated to reflect estimated amounts for the current fiscal year.
(2)	BGFA has voluntarily agreed to waive investment advisory fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds. These voluntary waivers may be eliminated by BGFA at any time. The total annual operating expense ratios of the Class R shares of the LifePath Portfolios after BGFA has waived investment advisory fees at the Master Portfolio level are as follows:

NET EXPENSES
LifePath Retirement	1.10%
LifePath 2010	1.10%
LifePath 2020	1.10%
LifePath 2030	1.10%
LifePath 2040	1.10%

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Example

The example below is intended to help you compare the costs of investing in Class R shares of the LifePath Portfolios with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in Class R of the LifePath Portfolios over the time periods shown, assuming the shareholder fees and annual operating expenses (before waiver) reflected above. The example further assumes your investment earns an annual return of 5% over the periods and that operating expenses remained the same throughout the time periods shown.

The LifePath Portfolios Class R do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
LifePath Retirement Portfolio	$147	$456	$787	$1,724
LifePath 2010 Portfolio	$147	$456	$787	$1,724
LifePath 2020 Portfolio	$147	$456	$787	$1,724
LifePath 2030 Portfolio	$147	$456	$787	$1,724
LifePath 2040 Portfolio	$146	$452	$782	$1,713

The remainder of this page is intentionally left blank

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LIFEPATH DETAILS

A Further Discussion of Principal Investment Strategies

Introduction. Each LifePath Portfolio pursues a common strategy of allocating and reallocating among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain high-quality money-market instruments and U.S. Government obligations, as described in greater detail in the LifePath Portfolios’ SAI.

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility. The LifePath Portfolios with shorter time horizons, accordingly, have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically reduces the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its “retirement phase” and seeks to maximize assets consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively in the Underlying Money Market Fund. Rather, because BGFA, the LifePath Portfolios’ investment adviser, believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio’s assets will continue to be allocated to the underlying stock and bond funds, in addition to the Underlying Money Market Fund.

In determining the allocation of assets to the Underlying Funds, BGFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio’s asset allocation to less risky asset classes is a relatively steady process resulting in only minor changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of stocks, bonds and money market instruments. Certain Underlying Funds invest in foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the “Further Discussion of Principal Risk Factors” section of this Prospectus. The investment model adjusts each LifePath Portfolio’s risk level by gradually making it more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

The Underlying Funds

Two of the Underlying Funds—the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the “Underlying Master Portfolios”) are diversified portfolios of Master Investment Portfolio (“MIP”). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BGFA invests the Active Stock Master Portfolio’s assets using a

18	BARCLAYS GLOBAL INVESTORS FUNDS

proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return.

The remaining Underlying Funds, other than the Barclays Global Investors Funds (“BGIF”) Institutional Money Market Fund (the “Underlying Money Market Fund”), are exchange-traded funds (“ETFs”) that are part of the iShares family of funds (“Underlying iShares Funds”). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund’s portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share (“NAV”) only in aggregations of a specified number of iShares (each a “Creation Unit”), generally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges.

The relative weightings for each LifePath Master Portfolio in the various Underlying Funds will vary over time, and BGFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage. BGFA may add, eliminate or replace Underlying Funds at any time.

Each LifePath Master Portfolio invests in some or all of the Underlying Funds described below.

Active Stock Master Portfolio seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor’s (“S&P”) 500 Index. BGFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company’s financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio’s aggregate holdings, and factors trading costs into its stock selection process.

CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BGFA’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific security selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities.

BGIF Institutional Money Market Fund seeks a high level of income consistent with liquidity and the preservation of capital. The Fund invests in high-quality, short-term money market instruments that include fixed rate, floating rate and variable rate debt securities. The Fund also may invest in high-quality, short-term U.S. and foreign

19

government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

Underlying iShares Funds. In managing each of the Underlying iShares Funds, BGFA uses one of two basic indexing strategies, replication or representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are selected according to the total market value of their outstanding shares.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the Index have a market capitalization between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

iShares S&P SmallCap 600 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor’s SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small capitalization sector of the U.S. equity market.

iShares Russell Midcap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell MidCap Index. The Russell MidCap Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index. The Russell 2000 Index measures the performances of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index.

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Cohen & Steers Index”). The Cohen & Steers Index consists of selected real estate investment trusts (“REITs”). The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index.

20	BARCLAYS GLOBAL INVESTORS FUNDS

iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI EAFE Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. (“MSCI”) as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The Fund’s investment objective may be changed without shareholder approval. The MSCI Emerging Markets Index was developed by MSCI as an equity benchmark for international stock performance and designed to measure equity market performance in the global emerging markets. As of September 30, 2004, the MSCI Emerging Markets Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. In order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge portfolio management fees on that portion of the Fund’s assets invested in shares of other iShares Funds.

iShares Lehman Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the “Lehman Brothers Index”). The Lehman Brothers Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Lehman Brothers Index must have more than $250 million or more of outstanding face value and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds are excluded from the Lehman Brothers Index. The Lehman Brothers Index is market capitalization weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month.

iShares Lehman TIPS Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Lehman Brothers U.S. Treasury Inflation Notes Index. The Lehman Brothers U.S. Treasury Inflation Notes Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS”.

21

The following table lists the Underlying Funds and the asset allocations for each Master Portfolio as of March 31, 2005. Each Master Portfolio’s investment adviser allocates the Master Portfolio’s assets among the Underlying Funds based on the Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage. BGFA may add, eliminate or replace Underlying Funds at any time.

UNDERLYING FUNDS (AS OF MARCH 31, 2005)

CAPITAL GROWTH	LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040
Master Investment Portfolio Active Stock Master Portfolio	21%	30%	42%	52%	61%
iShares S&P MidCap 400 Index Fund	2%	3%	3%	3%	4%
iShares Russell 2000 Index Fund	3%	3%	4%	4%	5%
iShares MSCI EAFE Index Fund	9%	12%	16%	19%	20%
CAPITAL PRESERVATION
Master Investment Portfolio CoreAlpha Bond Master Portfolio	65%	53%	35%	21%	10%

Note:	The allocation percentages may not add to 100% due to rounding.

“Standard & Poor’s ®,”“S&P ®,”“S&P500 ®,”“Standard & Poor’s 500,”“S&P 500 Index,”“S&P MidCap 400 Index,”“ are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P Indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard &Poor’s makes no representation regarding the advisability of investing in iShares.

Frank Russell Company, Russell 2000® Index, Russell Midcap® Index, are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation regarding the advisability of investing in iShares.

“Cohen & Steers” is a trademark and “Cohen & Steers Realty Majors Index®” is a registered trademark of Cohen & Steers Capital Management, Inc. (Cohen & Steers), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

MSCI is a registered trade mark of Morgan Stanley Capital International Inc. (MSCI) and its affiliates and has been licensed for use for certain purposes by Barclays Global Investors, N.A. The iShares MSCI EAFE Index Fund the iShares MSCI Emerging Markets Index Fund have not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Funds. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The prospectus for the iShares MSCI EAFE Index and iShares MSCI Emerging Markets Index Funds contains a more detailed description of the limited relationship MSCI has with BGI and the Funds. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI ‘s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

22	BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing summarized under Summary of Principal Risk Factors, the LifePath Portfolios have the following risks.

General—The net asset value of each LifePath Portfolio’s shares is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

General Risks Applicable to the LifePath Portfolios

Stock Investment Risk

The risks of stock investing include both short-term and prolonged price declines. Stocks may underperform fixed income investments and stock market indices that track other markets, segments and sectors. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid.

Bond Investment Risk

The risks of fixed income investing include short-term and prolonged price declines; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk

Credit risk is the risk that the borrower that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government’s full faith and credit. Certain securities issued by U.S. Government-sponsored entities, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks are not guaranteed by the U.S. Government. Additionally, corporate bonds are subject to greater credit risk than U.S. Government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

Interest-Rate Risk

Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. Government and its agencies, are subject to interest-rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages. Mortgage-backed securities are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security’s maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

High Yield Securities Risk

Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile

23

than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

Foreign Investment Risks

Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation (and possibly confiscatory taxation), thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation (and possibly confiscatory taxation).

Investment in foreign securities may be made directly or through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

Emerging Markets Risk

Some foreign markets are considered to be emerging market countries. Investment in these countries are subject to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

Model Risk

Although the model used to manage the LifePath Master Portfolios’ assets has been developed and refined over many years, neither the LifePath Master Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the LifePath Master Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

Real Estate Investment Risk

Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

24	BARCLAYS GLOBAL INVESTORS FUNDS

Derivatives

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter (“OTC”) and swaps. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Some derivatives may be more sensitive than conventional securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure as contract terms.

Security Selection Risk

Because BGFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid. For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

Concentration Risk

If an underlying index of an Underlying iShares Fund concentrates in a particular industry or group of industries, that Underlying iShares Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

Market Trading Risks

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Tracking Error Risk

For those Underlying Funds that seek to track an index, factors such as the fees and expenses of an Underlying Fund, rounding of prices, and changes to an index and regulatory policies, may affect the adviser’s ability to achieve close correlation with an index. Therefore, the return of an Underlying Fund that seeks to track an index may deviate from that of the index.

For a description of the LifePath Portfolios’ policies and procedures with respect to disclosure of their corresponding Master Portfolios’ portfolio holdings, and a further discussion of the LifePath Portfolios’ investments and risks, please refer to the LifePath Portfolios’ Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

25

Management of the LifePath Portfolios

Investment Adviser

The LifePath Portfolios are feeder funds that invest all of their assets in similarly named Master Portfolios with substantially identical investment objectives, strategies and policies. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA serves as investment adviser to each of the Master Portfolios, and also serves as investment adviser to each of the Underlying Funds, with the exception of the BGIF Institutional Money Market Fund, which invests in a Master Portfolio advised by BGFA. For its services to the Master Portfolios, BGFA is entitled to receive an annual fee of 0.35% of each Master Portfolio’s average daily net assets.

For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this prospectus. BGFA has agreed to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. These voluntary waivers may be eliminated by BGFA at any time. In addition, BGI may receive fees as Administrator of certain of the Underlying Funds; however, BGFA has agreed to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees paid to BGI by those Underlying Funds.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world’s largest manager of institutional investment assets. As of December 31, 2004, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.3 trillion in assets. BGI, BGFA, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the LifePath Portfolios’ corresponding Master Portfolios may also indirectly invest.

Portfolio Managers

David Burkart and Mariana Egan are primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio (the “Portfolio Managers”). Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes.

David Burkart is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio since August of 2000.

Mariana Egan is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath

26	BARCLAYS GLOBAL INVESTORS FUNDS

2030 Master Portfolio and LifePath 2040 Master Portfolio since January of 2001. Prior to becoming a Portfolio Manager, Mariana Egan was employed by HSBC as a mutual fund manager and financial analyst.

The LifePath Portfolio’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Funds for which they are Portfolio Managers.

Administrative Services

BGI provides the following services, among others, as the LifePath Portfolios’ Administrator:

■	Management of the LifePath Portfolios’ non-investment operations;

■	Preparation of reports for the LifePath Portfolios’ Board of Trustees;

■	Preparation of reports required by the Securities and Exchange Commission (“SEC”) and state securities commissions; and

■	Preparation of proxy statements and shareholder reports.

BGI is entitled to receive a fee at the annual rate of 0.50% of each LifePath Portfolio’s average daily net assets. In return for this fee, BGI has agreed to absorb all expenses of each LifePath Portfolio and Master Portfolio other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions, distribution fees, if any, payable as a result of a Distribution Plan, and certain other expenses which are borne directly by the LifePath Portfolios.

The LifePath Portfolios have contracted with certain intermediaries (“Shareholder Servicing Agents”) to service individual LifePath Portfolio accounts. In addition to processing purchases and redemptions of shares on behalf of eligible investors, Shareholder Servicing Agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. Out of the fees it receives for providing administrative services, BGI pays shareholder servicing fees to Shareholder Servicing Agents in amounts that reflect fee rates approved by the LifePath Portfolios’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the LifePath Portfolios’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of LifePath Portfolio shares.

Distribution Plan

The Class R shares of the LifePath Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This plan is used to pay for distribution-related services, including ongoing compensation to selling agents. The Rule 12b-1 fees are paid out of Class R’s assets. Over time, these fees will increase the cost of your investment in Class R shares and may cost you more than paying other types of sales charges. The Rule 12b-1 fees are paid at an annual rate of 0.25% of the average daily net assets of the Class R shares of the relevant LifePath Portfolios.

27

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase LifePath Portfolio shares, you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an IRA; or

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the LifePath Portfolios’ custodian, transfer agent and dividend disbursing agent, or one of the LifePath Portfolios’ Shareholder Servicing Agents.

The LifePath Portfolios offer another class of shares (Class I shares) with different features and expense levels, which you may be eligible to buy. Please see the LifePath Portfolios Class I shares prospectus for more information.

In order to invest, a completed account application form must be submitted and processed by your Shareholder Servicing Agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account. Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Fund shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

■	Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) Plan or from a rollover IRA. (Make arrangements through your employer.) If you are investing through a shareholder servicing agent, your shareholder servicing agent is responsible for transmitting your purchase order.

■	Tax-deferred investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law. Your Shareholder Servicing Agent also is responsible for transmitting your purchase order and may impose an earlier deadline.

■	Qualified buyer. Invest through an account set up with your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for transmitting your purchase order and may impose an earlier deadline.

You may buy LifePath Portfolio shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 pm Eastern Time) on any day the LifePath Portfolio is open (a “Business Day”) to purchase shares at that day’s net asset value per share (“NAV”). Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and NYSE holidays.

*	Your shareholder servicing agent is responsible for supplying plan documents, itemizing account maintenance fees, and describing the amount and nature of the investments allowed by law.

28	BARCLAYS GLOBAL INVESTORS FUNDS

Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of Portfolio shares and to reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

■	Plan participant. Contact your Plan Sponsor or Shareholder Servicing Agent.

■	Tax-deferred investor. Contact your Plan Sponsor or Shareholder Servicing Agent.

■	Qualified buyer. Contact your Shareholder Servicing Agent.

You may sell LifePath Portfolio shares at any time without paying a sales charge. You must submit your order to sell shares by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on any Business Day to sell shares at that day’s NAV. Orders received after the close of trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order and no longer than seven business days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio’s shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information or clarification, please refer to the LifePath Portfolios’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Calculating the LifePath Portfolios’ Share Price

Each LifePath Portfolio’s share price (also known as a LifePath Portfolio’s NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent. Each LifePath Portfolio’s NAV is calculated at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on any Business Day. The NAV of each LifePath Portfolio is calculated based on the net asset value of the LifePath Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios’ SAI includes a description of the methods for valuing the LifePath Master Portfolios’ investments, including a description of the circumstances in which the LifePath Master Portfolios’ investments would be valued using fair value pricing and the effects of using fair value pricing.

The price at which a purchase or redemption of LifePath Portfolio shares is based on the next calculation of NAV after the order is received in proper form.

29

Portfolio Distributions

The LifePath Portfolios distribute any net investment income to shareholders quarterly. The LifePath Portfolios distribute their realized net capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class R shares of your LifePath Portfolio, unless you request payment in cash.

Frequent Trading in Portfolio Shares

Frequent purchases and redemptions of Fund shares (“frequent trading”) may have a detrimental affect on the Funds and their shareholders. Depending on various factors, such as the size of the Funds’ corresponding Master Portfolios and the amount of assets maintained in cash, frequent trading may harm the performance of a Fund by interfering with the implementation of the Master Portfolios’ investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of Fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”).

The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing activity in the Master Portfolios because the primary market for the Underlying Funds’ Portfolio securities closes at the same time as of which the net asset value for the Master Portfolios is calculated (normally 4:00 p.m. Eastern time). BGI’s ability to monitor trades that are placed by participants in plans that are shareholders in the Funds or other shareholders in the Funds that are trading through omnibus accounts maintained by intermediaries is severely limited because BGI does not receive transaction information showing individual investment decisions. In addition, intermediaries’ ability to impose restrictions on the trading practices of their clients may be affected by legal or technological limitations.

The Funds’ Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds in light of the nature of the Funds’ shareholders and the accounts through which they hold their shares.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the LifePath Portfolios and their shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your LifePath Portfolio’s net investment income and realized capital gains distributed to you. Normally, distributions are taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in LifePath Portfolio shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the LifePath Portfolio’s distributions to you and your tax rate.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A LifePath Portfolio’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced tax rate if attributable to the LifePath Portfolio’s sales and exchanges after May 5, 2003. Also, if you’re an individual, your distributions attributable to the LifePath Portfolio’s qualified dividend income generally can be treated by you as qualified dividend income, taxed to you at a maximum 15% rate of tax, as long as certain holding period requirements are met. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

30	BARCLAYS GLOBAL INVESTORS FUNDS

Portfolio distributions usually create the following tax liability:

TRANSACTION	TAX STATUS
Qualified dividend income distribution	Qualified dividend income
Other income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

A portion of distributions paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your LifePath Portfolio shares you generally will have a taxable capital gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges). In certain circumstances, a loss on the sale or exchange may be disallowed.

TRANSACTION	TAX STATUS
You sell shares owned for more than one year	Long-term capital gain or loss
You sell shares owned for one year or less	Short-term capital gain or loss

If you buy a LifePath Portfolio’s shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a LifePath Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Portfolio sells the securities and realizes gain on the sale. All of the LifePath Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

Following the end of each year, the LifePath Portfolios will send you a notice that tells you how much you’ve received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for tax-exempt or foreign investors or those holding fund shares through a tax-deferred account, such as a 401(k) Plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio that has substantially identical investment objectives, strategies and policies as the individual LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect a Master Portfolio and, therefore, the LifePath Portfolio.

31

Feeder Fund Expenses. Feeder funds, including the LifePath Portfolios, bear their corresponding Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the LifePath Portfolios’ Board of Trustees retains the right to withdraw a LifePath Portfolio’s assets from its corresponding Master Portfolio if it believes doing so is in the LifePath Portfolio shareholders’ best interests. If the Board of Trustees decide to withdraw a LifePath Portfolio’s assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

Fund of Funds

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in Underlying Funds also advised by BGFA. Each Master Portfolio may charge for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

32	BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The tables that follow provide a picture of the Class R shares of the LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios’ financial performance since inception. The per share information reflects financial results for a single LifePath Portfolio share. The total returns in the tables represent the rates of return that an investor would have earned or lost on an investment in each of the LifePath Portfolios, assuming reinvestment of all distributions. The information has been audited by PricewaterhouseCoopers LLP. The independent auditor’s report, along with the LifePath Portfolios’ financial statements, is included in the LifePath Portfolios’ annual report. You may obtain copies of the annual reports at no cost by calling toll-free 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern time.

LifePath Retirement Portfolio

Class R Shares Financial Highlights

(For a share outstanding throughout the period)

	LIFEPATH RETIREMENT PORTFOLIO— CLASS R SHARES

	Year ended Dec. 31, 2004	Period from Apr. 11, 2003(e) to Dec. 31, 2003
Net asset value, beginning of period	$10.44	$9.05
Income from investment operations:
Net investment income	0.18	0.17
Net realized and unrealized gain	0.45	1.39
Total from investment operations	0.63	1.56
Less distributions from:
Net investment income	(0.22)	(0.17)
Net realized gain	(0.30)	(0.00)	(d)
Total distributions	(0.52)	(0.17)
Net asset value, end of period	$10.55	$10.44
Total return(g)	6.07%	16.75%	(a)
Ratios/Supplemental data:
Net assets, end of period (000s)	$6,064	$2,807
Ratio of expenses to average net assets(b)	1.07%	1.10%
Ratio of expenses to average net assets prior to waived fees	1.35%	n/a
Ratio of net investment income to average net assets(b)	1.69%	1.52%
Ratio of net investment income to average net assets prior to waived fees	1.41%	n/a
Portfolio turnover rate(c)	138%	29%	(f)

(a)	Not annualized.
(b)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(c)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.
(d)	Rounds to less than $0.01.
(e)	Commencement of operations. April 11, 2003 is the date investors began investing in Class R of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded Class R on April 30, 2001. The class had no activity from that date until investment began on April 11, 2003.
(f)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio for the year ended December 31, 2003.
(g)	Total return does not reflect the deduction of maximum sales charges.

The accompanying notes are an integral part of these financial statements.

33

LifePath 2010 Portfolio

Class R Shares Financial Highlights

(For a share outstanding throughout the period)

	LIFEPATH 2010 PORTFOLIO—CLASS R SHARES

	Year ended Dec. 31, 2004	Year ended Dec. 31, 2003	Period from Mar. 7, 2002(d) to Dec. 31, 2002
Net asset value, beginning of period	$12.13	$10.67	$11.98
Income from investment operations:
Net investment income	0.18	0.16	0.13
Net realized and unrealized gain (loss)	0.68	1.47	(1.30)
Total from investment operations	0.86	1.63	(1.17)
Less distributions from:
Net investment income	(0.21)	(0.17)	(0.12)
Net realized gain	(0.21)	—	(0.02)
Total distributions	(0.42)	(0.17)	(0.14)
Net asset value, end of period	$12.57	$12.13	$10.67
Total return(f)	7.23%	15.45%	(9.72)%	(a)
Ratios/Supplemental data:
Net assets, end of period (000s)	$16,957	$10,258	$28
Ratio of expenses to average net assets(b)	1.06%	1.10%	1.58%
Ratio of expenses to average net assets prior to waived fees	1.34%	n/a	n/a
Ratio of net investment income to average net assets(b)	1.56%	1.21%	1.84%
Ratio of net investment income to average net assets prior to waived fees	1.28%	n/a	n/a
Portfolio turnover rate(d)	130%	23%	72%	(e)

(a)	Not annualized.
(b)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(c)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.
(d)	Commencement of operations. March 7, 2002 is the date investors began investing in Class R of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded Class R on April 30, 2001. The class had no activity from that date until investment began on March 7, 2002.
(e)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio for the ten months ended December 31, 2002.
(f)	Total return does not reflect the deduction of maximum sales charges.

The accompanying notes are an integral part of these financial statements.

34	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath 2020 Portfolio

Class R Shares Financial Highlights

(For a share outstanding throughout the period)

	LIFEPATH 2020 PORTFOLIO—CLASS R SHARES

	Year ended Dec. 31, 2004	Year ended Dec. 31, 2003	Period from Mar. 7, 2002(d) to Dec. 31, 2002
Net asset value, beginning of period	$13.59	$11.44	$13.45
Income from investment operations:
Net investment income	0.19	0.17	0.11
Net realized and unrealized gain (loss)	1.03	2.14	(1.99)
Total from investment operations	1.22	2.31	(1.88)
Less distributions from:
Net investment income	(0.21)	(0.16)	(0.13)
Total distributions	(0.21)	(0.16)	(0.13)
Net asset value, end of period	$14.60	$13.59	$11.44
Total return(f)	9.01%	20.37%	(14.05)%	(a)
Ratios/Supplemental data:
Net assets, end of period (000s)	$28,692	$17,299	$202
Ratio of expenses to average net assets(b)	1.04%	1.10%	1.59%
Ratio of expenses to average net assets prior to waived fees	1.32%	n/a	n/a
Ratio of net investment income to average net assets(b)	1.33%	1.26%	1.42%
Ratio of net investment income to average net assets prior to waived fees	1.05%	n/a	n/a
Portfolio turnover rate(c)	140%	23%	67%	(e)

(a)	Not annualized.
(b)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(c)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.
(d)	Commencement of operations. March 7, 2002 is the date investors began investing in Class R of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded Class R on April 30, 2001. The class had no activity from that date until investment began on March 7, 2002.
(e)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio for the ten months ended December 31, 2002.
(f)	Total return does not reflect the deduction of maximum sales charges.

The accompanying notes are an integral part of these financial statements.

35

LifePath 2030 Portfolio

Class R Shares Financial Highlights

(For a share outstanding throughout the period)

	LIFEPATH 2030 PORTFOLIO— CLASS R SHARES

	Year ended Dec. 31, 2004	Period from Apr. 8, 2003(d) to Dec. 31, 2003
Net asset value, beginning of period	$13.94	$11.33
Income from investment operations:
Net investment income	0.15	0.17
Net realized and unrealized gain	1.30	2.59
Total from investment operations	1.45	2.76
Less distributions from:
Net investment income	(0.16)	(0.15)
Net realized gain	(0.58)	—
Total distributions	(0.74)	(0.15)
Net asset value, end of period	$14.65	$13.94
Total return(f)	10.51%	23.85%	(a)
Ratios/Supplemental data:
Net assets, end of period (000s)	$19,163	$6,776
Ratio of expenses to average net assets(b)	1.04%	1.10%
Ratio of expenses to average net assets prior to waived fees	1.32%	n/a
Ratio of net investment income to average net assets(b)	1.24%	1.27%
Ratio of net investment income to average net assets prior to waived fees	0.96%	n/a
Portfolio turnover rate(c)	138%	32%	(e)

(a)	Not annualized.
(b)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(c)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.
(d)	Commencement of operations. April 8, 2003 is the date investors began investing in Class R of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded Class R on April 30, 2001. The class had no activity from that date until investment began on April 8, 2003.
(e)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio for the year ended December 31, 2003.
(f)	Total return does not reflect the deduction of maximum sales charges.

The accompanying notes are an integral part of these financial statements.

36	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath 2040 Portfolio

Class R Shares Financial Highlights

(For a share outstanding throughout the period)

	LIFEPATH 2040 PORTFOLIO— CLASS R SHARES

	Year ended Dec. 31, 2004	Period from Apr. 8, 2003(f) to Dec. 31, 2003
Net asset value, beginning of period	$14.89	$11.74
Income from investment operations:
Net investment income	0.16	0.17
Net realized and unrealized gain	1.48	3.13
Total from investment operations	1.64	3.30
Less distributions from:
Net investment income	(0.16)	(0.15)
Total distributions	(0.16)	(0.15)
Net asset value, end of period	$16.37	$14.89
Total return(h)	11.08%	27.65%	(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$23,126	$14,860
Ratio of expenses to average net assets(c)	1.03%	1.10%
Ratio of expenses to average net assets prior to waived fees	1.31%	n/a
Ratio of net investment income to average net assets(c)	1.06%	1.07%
Ratio of net investment income to average net assets prior to waived fees	0.78%	n/a
Portfolio turnover rate(d)	147%	29%	(g)

(a)	For the ten months ended December 31, 2002. The LifePath Portfolio changed its fiscal year-end from February 28 to December 31.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(d)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.
(e)	Effective March 1, 2001, the LifePath Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(f)	Commencement of operations. April 8, 2003 is the date investors began investing in Class R of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded Class R on April 30, 2001. The class had no activity from that date until investment began on April 8, 2003.
(g)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio for the year ended December 31, 2003.
(h)	Total return does not reflect the deduction of maximum sales charges.

The accompanying notes are an integral part of these financial statements.

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37

Disclaimers

The iShares S&P Index Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation or warranty, express or implied, to the owners of shares of the Trust or to any member of the public regarding the advisability owning or trading in shares of the Trust. Standard & Poor’s only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor’s and of the Standard & Poor’s Indices which are determined, composed, and calculated by Standard & Poor’s without regard to the Trust, BGI or BGFA. Standard & Poor’s has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor’s Indices. Standard & Poor’s is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or sale or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor’s does not guarantee the accuracy and/or the completeness of the Standard & Poor’s Indices or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the Trust, or any other person or entity from the use of the Standard & Poor’s Indices or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor’s Indices or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any lost profit or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor’s and BGI and BGFA.

The iShares Russell Index Funds are not sponsored, endorsed, sold or promoted by Frank Russell Company. Frank Russell Company makes no representation or warranty, express or implied, to the owners of the shares of the Trust or to any member of the public regarding the advisability of outing or trading in shares of the Trust or the ability of the Russell Indices to track general stock market performance. Frank Russell Company is the licensor of certain trademarks, service marks, and trade names. The Russell Indices on which the Funds are based are determined, composed, and calculated by Frank Russell Company without regard to the Funds, BGI or BGFA. Frank Russell Company has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indices. Frank Russell Company is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Frank Russell Company has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Although Frank Russell Company obtains information for inclusion or use in the calculation of the Russell Indices from sources that Frank Russell Company considers reliable, Frank Russell Company does not guarantee the accuracy and/or the completeness of the Russell Indices or any data included therein. Frank Russell Company shall have no liability for any errors, omissions, or interruptions therein. Frank Russell Company makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the Trust, or any other person or entity from the use of the Russell Indices or any data included therein. Frank Russell Company makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indices or any data included therein. Without limiting any of the foregoing, in no event shall Frank Russell Company have any liability for any lost profits or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Frank Russell Company and BGI and BGFA.

Shares of the Trust are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of a fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Underlying Indices identified herein are determined, composed and calculated by Standard & Poor’s and Frank Russell Company without regard to any Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Index, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The AMEX has no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing or trading of the shares of the Fund.

The iShares MSCI EAFE Index Fund is not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of the Trust or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI EAFE Index Fund particularly or the ability of the MSCI EAFE Index to track general stock market performance. MSCI’s only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of MSCI and of the MSCI EAFE Index which is determined, composed and calculated by MSCI without regard to the Trust, BGI, BGFA or the iShares MSCI EAFE Index Fund. MSCI has no obligation to take the needs of BGFA, BGI or the owners of shares of the Trust into consideration in determining, composing or calculating the MSCI EAFE Index. MSCI is not responsible for and has not participated in the determination of the prices and amount of the iShares MSCI EAFE Index Fund or the timing of the issuance or sale of the iShares MSCI EAFE Index Fund or in the determination or calculation of the equation by which shares of the iShares MSCI EAFE Index Fund are to be converted into cash. MSCI has no obligation or liability in connection with the

38	BARCLAYS GLOBAL INVESTORS FUNDS

administration, marketing, or trading of the iShares MSCI EAFE Index Fund. MSCI does not guarantee the accuracy and/or the completeness of the MSCI EAFE Index or any data included therein and MSCI shall have no liability for any errors, omissions, or interruptions therein. MSCI makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares MSCI EAFE Index Fund, or any other person or entity from the use of the MSCI EAFE Index or any data included therein. MSCI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the MSCI EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the MSCI EAFE Index or any data included therein, even if notified of the possibility of such damages.

The iShares Lehman Bond Funds are not sponsored, endorsed or promoted by Lehman Brothers. Lehman Brothers makes no representation or warranty, express or implied, to the owners of the Treasury Funds or the iShares Lehman TIPS Bond Fund or the iShares Lehman Aggregate Bond Fund (collectively, the “Lehman Funds”) or any member of the public regarding the advisability of owning or trading in the Lehman Funds. Lehman Brothers’ only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks and trade names of the Lehman Brothers Indices, which are determined, composed and calculated by Lehman Brothers without regard to the Trust, BGI, BGFA or the owners of the Lehman Funds. Lehman Brothers has no obligation to take the needs of BGI, BGFA or the owners of the Lehman Funds into consideration in determining, composing or calculating the Lehman Brothers Indices. Lehman Brothers is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Lehman Brothers has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Lehman Brothers does not guarantee the accuracy and/or the completeness of the Lehman Brothers Indices or any data included therein. Lehman Brothers shall have no liability for any errors, omissions or interruptions therein. Lehman Brothers makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of the shares of the Trust, or any other person or entity, from the use of the Lehman Brothers Indices or any data included therein. Lehman Brothers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Brothers Indices or any data included therein. Without limiting any of the foregoing, in no event shall Lehman Brothers have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between Lehman Brothers and BGI and BGFA.

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the Trust or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGFA, BGI or the owners of shares of the Trust into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The AMEX does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the shares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

39

Shares of the Trust are not sponsored, endorsed or promoted by the NYSE. The NYSE makes no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of a Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Standard & Poor’s Indices identified herein is determined, composed and calculated by Standard & Poor’s without regard to the shares of any Fund. The NYSE is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Standard & Poor’s Indices, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The NYSE has no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing or trading of the shares of the Fund.

The NYSE does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The NYSE makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the shares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The NYSE makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the NYSE have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Funds, to the owners of the shares of any Fund, or to any other person or entity, from the use of any Underlying Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

40	BARCLAYS GLOBAL INVESTORS FUNDS

For more detailed information on the LifePath Portfolios, request a copy of the Portfolios Annual and Semi-Annual reports to shareholders and their Statement of Additional Information (SAI). The Annual and Semi-Annual reports discuss Portfolio investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Portfolio performance.

The SAI provides detailed information on the Class R shares of the Portfolios. BGFA has electronically filed the SAI, dated May 1, 2005, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the LifePath Portfolios, or wish to obtain the annual and semiannual reports and SAI free of charge, please call the Portfolios' toll-free number:

Or you may write Barclays Global Investors Funds:

You can also obtain this information through the internet on the Securities and Exchange Commission's Website: **http://www.sec.gov**

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: **publicinfo@sec.gov**, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC,
Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Call the Commission at **1 202 942 8090** for further details.

Investment Company Act File No.: 811-7332

BGF-PR-LPR0505

BARCLAYS GLOBAL INVESTORS

BARCLAYS

BARCLAYS GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

LIFEPATH RETIREMENT PORTFOLIO

LIFEPATH 2010 PORTFOLIO

LIFEPATH 2020 PORTFOLIO

LIFEPATH 2030 PORTFOLIO

LIFEPATH 2040 PORTFOLIO

Class I and Class R Shares

May 1, 2005

Barclays Global Investors Funds (the “Trust”) is an open-end management investment company. This Statement of Additional Information (“SAI”) contains additional information about the Trust’s LifePath Retirement (formerly LifePath Income), LifePath 2010, LifePath 2020, LifePath 2030, and LifePath 2040 Portfolios (collectively, the “LifePath Portfolios”). The LifePath Portfolios were formerly named the LifePath Funds.

Each LifePath Portfolio invests substantially all of its assets in a separate portfolio (each a “Master Portfolio” and collectively, the “Master Portfolios”) of Master Investment Portfolio (“MIP”) that has the same investment objective as the LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the “Underlying Funds”). MIP is an open-end, series investment company. Barclays Global Fund Advisors (“BGFA”) serves as investment adviser to the corresponding Master Portfolio of each LifePath Portfolio and also serves as investment adviser to each of the Underlying Funds, except for the Barclays Global Investors Funds Institutional Money Market Fund, which invests all its assets in a corresponding Master Portfolio advised by BGFA. References to the investments, investment policies and risks of the LifePath Portfolios unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

This SAI is not a prospectus and should be read in conjunction with the LifePath Portfolios’ current Prospectuses, also dated May 1, 2005. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the LifePath Portfolios, which include the schedule of investments and independent auditors’ report for the fiscal period ended December 31, 2004, are hereby incorporated by reference to the LifePath Portfolios’ Annual Reports and the Prospectuses for the LifePath Class I and Class R Portfolios. Copies of the Prospectuses and the Annual Reports may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-877-BGI-1544 (1-877-244-1544) or e-mailing the LifePath Portfolios at BGIFUNDS@seic.com.

HISTORY OF THE TRUST

The Trust is an open-end, management investment company, organized (on December 4, 2001) as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds (“BGIF” or the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the LifePath Portfolios, corresponding to and having identical designations as the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the LifePath Portfolios. The Trust’s principal office is located at 45 Fremont Street, San Francisco, CA 94105. Each LifePath Portfolio invests all of its assets in the corresponding Master Portfolio of MIP (as shown below), which has the same investment objective as the related LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of Underlying Funds and may also invest in government securities and short-term paper. Barclays Global Investors, N.A. (“BGI”), the parent company of BGFA, has granted the Trust a non-exclusive license to use the name “LifePath.” If the license agreement is terminated, the Trust, at BGI’s request, will cease using the “LifePath” name.

LifePath Portfolio	Corresponding Master Portfolio
LifePath Retirement Portfolio	LifePath Retirement Master Portfolio

LifePath 2010 Portfolio	LifePath 2010 Master Portfolio

LifePath 2020 Portfolio	LifePath 2020 Master Portfolio

LifePath 2030 Portfolio	LifePath 2030 Master Portfolio

LifePath 2040 Portfolio	LifePath 2040 Master Portfolio

On or about April 30, 2001, Class R of the LifePath Portfolios commenced operations and the existing unnamed class of shares was named “Class I.” On July 1, 2001, the Company’s LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds were renamed the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios, respectively. On February 12, 2003, the Trust’s LifePath Income Portfolio was renamed the LifePath Retirement Portfolio.

DESCRIPTION OF THE LIFEPATH PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

There are five Master Portfolios in which the LifePath Portfolios invest, each of which is a series of MIP. The LifePath Portfolios and their corresponding Master Portfolios in which they invest are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Organizations and other entities such as the LifePath Portfolios that hold shares of beneficial interest of a Master Portfolio may be referred to herein as “feeder funds.”

Investment Objectives and Policies.

Each LifePath Portfolio has adopted a non-fundamental investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such LifePath Portfolio. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust at any time.

Each LifePath Portfolio has adopted a non-fundamental investment objective that is set forth in its Prospectus. The investment objective and policies of a LifePath Portfolio determine the allocation of assets to the Underlying Funds, the degree of risk to which the LifePath Portfolio is subject and, ultimately, its performance. As with all investment companies, there can be no assurance that the investment objective of each LifePath Portfolio will be achieved.

Investment Restrictions.

Fundamental Investment Restrictions. The LifePath Portfolios are subject to the following investment restrictions, all of which are fundamental policies.

1

Each LifePath Portfolio may not:

(1)	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Portfolio’s total assets, provided that this restriction does not limit a Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities.

(2)	Purchase the securities of any single issuer if, as a result, with respect to 75% of a Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3)	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(4)	Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(5)	Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Portfolio shall not constitute an underwriting for purposes of this paragraph.

(6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7)	Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph 3, the 1940 Act currently allows a LifePath Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of a LifePath Portfolio’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions. The LifePath Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies and may be changed without shareholder approval by vote of a majority of the Trustees of the Trust at any time.

As a matter of non-fundamental policy:

(1)	Each Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a LifePath Portfolio is an underlying fund and has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, it will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the LifePath Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a LifePath Portfolio.

(2)	Each Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

2

(3)	Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4)	Each Portfolio may not purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each LifePath Portfolio may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the LifePath Portfolio. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders. In addition, the Underlying Funds in which the LifePath Portfolios may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the LifePath Portfolios to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each Underlying Fund is set forth in its respective SAI.

INVESTMENTS AND RISKS OF THE MASTER PORTFOLIOS

Investments in Underlying Funds.

Each Master Portfolio invests its assets in a combination of stock, bond and money market funds (the “Underlying Funds”), and may invest in government securities and short-term paper. Each Underlying Fund invests directly in portfolio securities.

Borrowing.

The Master Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if a Master Portfolio maintains a segregated account.

Loans of Portfolio Securities.

Each Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. Each Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Master Portfolio’s Board of Trustees. BGI acts as securities lending agent for the Master Portfolio subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

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Short-Term Instruments.

The Master Portfolios may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA.

U.S. Government Obligations.

The Master Portfolios may invest in various types of U.S. Government obligations. A U.S. Government obligation is a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e. FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC), or Federal Home Loan Bank (i.e., FHLB) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Investments and Risks of the Underlying Funds

Set forth below is more detailed information regarding types of instruments in which the Underlying Funds may invest, strategies BGFA may employ in pursuit of an Underlying Fund’s investment objective, and related risks.

Asset-Backed and Commercial Mortgage-Backed Securities.

Certain of the Underlying Funds may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

BGIF Institutional Money Market may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

Bonds.

A bond is an interest-bearing security issued by a company or a governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market

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interest rate movements than the value of fixed rate bonds. An Underlying Fund may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing.

Each Underlying Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, an Underlying Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Underlying Fund maintains a segregated account.

Convertible Securities.

Certain of the Underlying Funds may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Credit-Linked Securities.

Certain of the Underlying Funds may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one of more credit default swaps on corporate credits and, in some instances, by government securities or similar low risk assets. As an investor in credit-linked securities, an Underlying Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and, subject to certain conditions, a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. An Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. An Underlying Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to the credit risk of the corporate credits underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate credits and the credit default swap is physically-settled, an Underlying Fund may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Underlying Fund’s principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, an Underlying Fund’s principal investment would be reduced typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Underlying Fund would not receive physical delivery of the loan or security that was the subject of the relevant credit event.

The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-

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linked security may not be available. The value of the credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to an Underlying Fund are based on amounts received in respect of, or the value of performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to an Underlying Fund as investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

See “Futures Contracts, Options Transactions, and Swap Transactions” for additional risks associated with swap transactions.

Currency Transactions.

Those Underlying Funds that may engage in currency transactions do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds’ assets that are denominated in a foreign currency. The Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Underlying Fund’s return with the performance of its underlying index and may lower the Underlying Fund’s return. An Underlying Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, an Underlying Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Diversification and Concentration.

Certain of the Underlying Funds are “diversified funds.” A diversified fund is one that, with respect to 75% of its total assets (excluding cash and cash items, government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of a diversified Fund’s assets may be invested in any manner.

Other Underlying Funds are classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that an Underlying Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Fund’s underlying index and, consequently, the Underlying Fund’s investment portfolio. This may adversely affect the Underlying Fund’s performance or subject the Underlying Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

In addition, an Underlying Fund may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate the Underlying Fund’s underlying index and consequently the Underlying Fund’s investment portfolio. This may adversely affect the Underlying Fund’s performance or subject the Underlying Fund’s shares to greater price volatility than that experienced by less concentrated investment companies.

Each Underlying Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, and to relieve the Underlying Fund of any

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liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of an Underlying Fund and makes it less likely that the Underlying Fund will meet its investment objective.

Equity Securities.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Exchange Listing and Trading.

Shares of the Underlying iShares Funds are listed for trading on the national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying iShares Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying iShares Funds from listing if (1) following the initial 12-month period beginning upon the commencement of trading of an Underlying iShares Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Underlying iShares Fund’s underlying index is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the national securities exchange, makes further dealings on the national securities exchange inadvisable. A national securities exchange will remove the shares of an Underlying iShares Fund from listing and trading upon termination of the Underlying iShares Fund. As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

Floating- and Variable-Rate Obligations.

Certain of the Underlying Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Underlying Funds may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Certain of the Underlying Funds may purchase floating- and variable-rate obligations. Those Underlying Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit an Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Underlying Fund may invest. BGFA, on behalf of an Underlying Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Underlying Fund’s portfolio.

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Foreign Securities.

Certain of the Underlying Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Obligations of Foreign Governments, Supranational Entities and Banks. Certain of the Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Underlying Fund may invest. Certain of the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Certain of the Underlying Funds may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Certain of the Underlying Funds may purchase publicly traded common stocks of foreign corporations. To the extent an Underlying Fund invests in securities of foreign issuers, the Underlying Fund’s investment in such securities may also be in the form of American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. An Underlying Fund may invest in Depositary Receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

Certain of the Underlying Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although an Underlying Fund will generally purchase securities with the intention of acquiring them, the Underlying Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

Funding Agreements.

Certain of the Underlying Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.

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Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. An Underlying Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by an NRSRO.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying Fund’s Board of Trustees.

Futures Contracts, Options Transactions, and Swap Transactions.

Certain of the Underlying Funs may enter into futures contracts and may purchase and write (i.e., sell) options and options on futures contracts. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a specified amount of a specific commodity, index or financial instrument at a specific price on a specific date in the future. Upon entering into a futures contract, an Underlying Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index, commodity or instrument underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, an Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate the Underlying Fund’s existing position in the contract. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. An Underlying Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. An Underlying Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. An Underlying Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected. Futures contracts and options on futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). In other words, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the underlying commodity index or instrument. In the event of adverse price movements, an Underlying Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Underlying Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. An Underlying Fund also may be required to deliver the instruments underlying the future contracts it has sold. In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by an Underlying Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. There is also the risk of loss by an Underlying Fund of margin deposits in the event of bankruptcy of a broker with whom the Underlying Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Although an Underlying Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the daily

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limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Underlying Fund to substantial losses. If it is not possible, or if an Underlying Fund determines not to close a futures position in anticipation of adverse price movements, the Underlying Fund will be required to make daily cash payments on variation margin.

Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of an Underlying Fund. The potential for loss related to writing options is unlimited.

Each Underlying Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and, therefore, the Underlying Funds will not be subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”).

Stock Index Futures and Options on Stock Index Future.

Certain of the Underlying Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date – the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. An Underlying Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that expiration cycles vary either monthly or quarterly and the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

Interest-Rate and Index Swaps.

Certain of the Underlying Funds may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by an Underlying Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. An Underlying Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. If an Underlying Fund enter into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by an Underlying Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that an Underlying Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case an Underlying Fund may not receive net amount of payments that the Underlying Fund contractually is entitled to receive.

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Credit Default Swaps.

Certain Underlying Funds may also engage in credit default swaps to (a) protect against credit risks associated with investing in certain companies (each, as used in this risk discussion, a “reference entity”) and (b) to sell protection to a counterparty against credit risks associated with a reference entity. In a credit default swap, an Underlying Fund would, if buying protection, enter into an agreement with a counterparty whereby, if the transaction is to be cash settled, the counterparty agrees to compensate the Underlying Fund for the loss in market value of its investment in the reference entity in the event the reference entity experiences a credit event, such as a material loan or bond default, restructuring or bankruptcy. Alternatively, if the transaction were to be physically settled, the counterparty would agree that if a specified credit event occurs, it would take delivery of the investment and pay to the Underlying Fund an amount equal to the face value of the investment. In exchange for this risk protection, the Underlying Fund would pay the counterparty a fixed premium over the specified life of the swap contract. In instances where the Underlying Fund sells protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the transaction. An Underlying Fund would be required to compensate the counterparty for the loss in market value of its investment if the reference entity suffered a credit event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified credit event with respect to the reference entity, the Underlying Fund would be required to take physical delivery of the designated investment and would pay to the counterparty an amount equal to the face value of such investment. Credit default swaps involve significant risks, including the risk of loss associated with the failure of the counterparty to perform its obligations under the swap contract. In the event of counterparty default, the Underlying Fund would have rights solely against the counterparty and will have no recourse against the reference entity as a result of the counterparty default.

Future Developments.

An Underlying Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Underlying Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Underlying Fund’s investment objective and legally permissible for the Underlying Funds.

High Yield Securities.

Certain of the Underlying Funds may invest in high-yield securities. These securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. In addition, certain of the Underlying Funds may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of an Underlying Fund’s portfolio. Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by an Underlying Fund.

Illiquid Securities.

Certain of the Underlying Funds may invest up to 15% (except that BGIF Institutional Money Market Fund may invest only up to 10%) of the value of their respective net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with their respective investment objectives. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which an Underlying Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

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Inflation-Protected Obligations.

Certain of the Underlying Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Investment Companies, REITs.

The Underlying Funds may invest in the securities of other investment companies (including money market funds) and certain of the Underlying Funds may invest in real estate investment trusts (“REITs”) to the extent allowed by law. Under the 1940 Act, an Underlying Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Underlying Fund’s total assets with respect to any one investment company and (iii) 10% of the Underlying Fund’s total assets of investment companies in the aggregate. An Underlying Fund may invest its assets in shares of money market funds affiliated with BGFA pursuant to an exemptive order from the SEC. An Underlying

Fund may purchase shares of exchange-traded funds (“ETFs”), which are a type of investment company. An Underlying Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BGFA.

An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange traded that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Underlying Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The BGIF Institutional Money Market Fund may invest in shares of other investment companies that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act.

Other investment companies in which an Underlying Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying Fund.

The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds, which are ETFs advised by BGFA that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund’s assets invested in shares of other iShares Funds.

An investment in an iShares Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual iShares Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable

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changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in an iShares Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the iShares Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Investments in Subject Equity Markets.

Brief descriptions of certain equity markets in which certain of the Underlying Funds are invested are provided below.

The Brazilian Equity Markets

General Background. Formally established in 1845, the Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest exchange in Brazil, but is overshadowed by the Sao Paulo exchange, called Bolsa de Valores de Sao Paulo (“BOVESPA”), which is the largest and accounts for about 90% of trading activity. The BOVESPA was founded in 1890 and today acts as the center of integration for the nine regional stock exchanges: São Paulo, Rio de Janeiro, Minas-Espírito Santo-Brasília, Extremo Sul, Santos, Bahia-Sergipe-Alagoas, Pernambuco and Paraíba, Paraná and the Bolsa. All are linked with one another making it possible to settle transactions done on one exchange using the services of the other. The SOMA (Sociedade Operadora do Mercado de Ativos) manages the over-the-counter market organized in Brazil through an electronic system of negotiation. Government securities, corporate bonds, and money market instruments are traded in the open market. The Bolsa de Mercdorias & de Futuros (the “BM&F”), in Sao Paulo, is Brazil’s futures exchange. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).

Reporting, Accounting and Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Brazilian equity markets was approximately US$269 billion as of September 30, 2004.

Chief Industries. Brazil’s chief industries are textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery, and equipment.

Chief Imports. Brazil’s chief imports consist of machinery, electrical and transport equipment, chemical products and oil.

Chief Exports. Brazil’s chief exports consist of transport equipment, iron ore, soybeans, footwear, coffee, and autos.

Gross Domestic Product. Brazil’s GDP annual percent change was 5.7% for the year ended September 30, 2004.

Consumer Price Inflation. Brazil’s CPI annual percent change was 7.2% for the year ended September 30, 2004.

Unemployment Rate. Brazil’s unemployment rate was 11.4% for the year ended September 30, 2004.

The Malaysian Equity Markets

General Background. The securities industry in Malaysia dates back to the early 1930’s. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (the “KLSE”) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of September 30, 2004, 842 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. There were 361 companies listed on the Second Board as of September 30, 2004. On June 11th of 2001 the Malaysia Derivatives Exchange (MDEX) was launched offering a wide range of derivative products. In March of 2002 a third stock market was launched in Malaysia, the MESDAQ. Over the years, the KLSE’s close links with the Stock Exchange of Singapore (the “SES”) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990.

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A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Fund, which suspended creations in response to the controls. This adversely affected the trading market for the shares of the iShares MSCI Malaysia Index Fund.

Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Malaysian equity markets was approximately US$177 billion as of September 30, 2004.

Chief Industries. Peninsular Malaysia’s main industries are rubber and oil palm processing and manufacturing, light manufacturing industry, electronics, tin mining and smelting, logging and processing timber. Sabah’s main industries are logging, and petroleum production. Sarawak’s main industries are agriculture processing, petroleum production and refining, and logging.

Chief Imports. Malaysia’s chief imports consist of electronics, machinery, petroleum products, plastics, vehicles, iron and steel and iron and steel products, and chemicals.

Chief Exports. Malaysia’s chief exports consist of electronic equipment, petroleum and liquefied natural gas, wood and wood products, palm oil, rubber, textiles, and chemicals.

Gross Domestic Product. Malaysia’s GDP annual percent change was 6.8% for the year ended September 30, 2004.

Consumer Price Inflation. Malaysia’s CPI annual percent change was 1.6% for the year ended September 30, 2004.

Unemployment Rate. Malaysia’s unemployment rate was 3.7% for the year ended June 30, 2004.

The Mexican Equity Markets

General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (the “BMV”), which was established in 1894 and is located in Mexico City. The stock exchange is a private institution legally incorporated as a limited company with variable capital that operates under a concession from the Ministry of Finance and Public Credit and it governed by the Mexican Securities Market Act. The National Banking and Securities Commission (the “CNV”) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Mexican equity markets was approximately US$148 billion as of September 30, 2004.

Chief Industries. Mexico’s chief industries are food and beverages, tobacco, chemicals, iron and steel, petroleum, mining, textiles, clothing, motor vehicles, consumer durables, and tourism.

Chief Imports. Mexico’s chief imports consist of metalworking machines, steel mill products, agricultural machinery, electrical equipment, car parts for assembly, repair parts for motor vehicles, aircraft, and aircraft parts.

Chief Exports. Mexico’s chief exports consist of manufactured goods, oil and oil products, silver, fruits, vegetables, coffee, and cotton.

Gross Domestic Product. Mexico’s GDP annual percent change was 3.9% for the year ended September 30, 2004.

Consumer Price Inflation. Mexico’s CPI annual percent change was 4.8% for the year ended September 30, 2004.

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Unemployment Rate. Mexico’s unemployment rate was 4.1% for the year ended September 30, 2004.

The South African Equity Markets

General Background. The Johannesburg Stock Exchange (the “JSE”), the only stock exchange in South Africa, was initially founded in 1887. The JSE operates an equities market. However, many of the members of the JSE also participate in the trading of bonds and financial futures, with traditional options traded on an OTC basis. Introduced in November 1995, corporate limited liability membership with ownership by non-stockbrokers was established to supplement the present membership of partnerships, unlimited liability corporate members or sole traders. Foreigners are allowed by the JSE to operate as member firms.

Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the South African equity markets was approximately US$374 billion as of September 30, 2004.

Chief Industries. South Africa’s chief industries consist of mining (it is the world’s largest producer of platinum, gold, chromium), automobile assembly, metal working, machinery, textile, iron and steel, chemicals, fertilizer and foodstuffs.

Chief Imports. South Africa’s chief imports consist of machinery, foodstuffs and equipment, chemicals, petroleum products and scientific instruments.

Chief Exports. South Africa’s chief exports consist of gold, diamonds, platinum, other metals, minerals, machinery and equipment.

Gross Domestic Product. South Africa’s GDP annual percent change was 3.8% for the year ended September 30, 2004.

Consumer Price Inflation. South Africa’s CPI annual percent change was 1.3% for the year ended September 30, 2004.

Unemployment Rate. South Africa’s unemployment rate was 28.2% for the year ended September 30, 2004.

The South Korean Equity Markets

General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign

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securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the South Korean equity markets was approximately US$233 billion as of September 30, 2004.

Chief Industries. South Korea’s chief industries are electronics, financial services, telecommunications, automobile production, chemicals, shipbuilding and repair and steel.

Chief Imports. South Korea’s chief imports consist of machinery and equipment, oil, organic chemicals, plastics and transport equipment.

Chief Exports. South Korea’s chief exports consist of semiconductors, wireless telecommunications equipment, motor vehicles, computer equipment, steel, ships, and petrochemicals.

Gross Domestic Product. South Korea’s GDP annual percent change was 5.5% for the year ended September 30, 2004.

Consumer Price Inflation. South Korea’s CPI annual percent change was 4.8% for the year ended September 30, 2004.

Unemployment Rate. South Korea’s unemployment rate was 3.7% for the year ended September 30, 2004.

The Taiwanese Equity Markets

General Background. The Taiwan Stock Exchange, located in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (the “TSE”) was founded a year later and officially commenced operation in February 1962.

In the exchange’s first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2004 there were 669. As listings steadily increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Taiwanese corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Taiwanese equity markets was approximately US$385 billion as of September 30, 2004.

Chief Industries. Taiwan’s chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement, and food processing.

Chief Imports. Taiwan’s chief imports consist of machinery and electrical equipment, minerals, and precision instruments.

Chief Exports. Taiwan’s chief exports consist of machinery and electrical equipment, metals, textiles, plastics, and chemicals.

Gross Domestic Product. Taiwan’s GDP annual percent change was 5.7% for the year ended September 30, 2004.

Consumer Price Inflation. Taiwan’s CPI annual percent change was 2.8% for the year ended September 30, 2004.

Unemployment Rate. Taiwan’s unemployment rate was 4.3% for the year ended September 30, 2004.

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Loans of Portfolio Securities.

Each Underlying Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Underlying Fund may terminate a loan at any time and obtain the return of the securities loaned. The Underlying Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. An Underlying Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Underlying Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Underlying Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Underlying Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Underlying Fund’s securities as agreed, an Underlying Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

An Underlying Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Underlying Fund’s Board of Trustees. BGI acts as securities lending agent for the Underlying Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Letters of Credit.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which certain of the Underlying Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of an Underlying Fund may be used for letter of credit-backed investments.

Loan Participation Agreements.

Certain of the Underlying Funds may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Underlying Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Underlying Fund may invest. Any participation purchased by an Underlying Fund must be sold by an intermediary bank in the United States.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by an Underlying Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Underlying Fund’s Board of Trustees.

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Mortgage Securities.

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or “CMOs”), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage Pass-Through Securities.

Certain of the Underlying Funds may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association (“GNMA”), or by one of several U.S. government-sponsored enterprises, such as the Federal National Mortgage Association (“FNMA”), or Federal Home Loan Mortgage Corporation (“FHLMC”), or the Federal Home Loan Banks (“FHLBs”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Lehman Brothers U.S. Aggregate Index (the “Lehman Aggregate Index”) (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the iShares Lehman Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, an Underlying Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. An Underlying Fund may use TBA transactions in several ways. For example, an Underlying Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” an Underlying Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, an Underlying Fund may enter into TBA agreements and settle such transactions on the

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stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, an Underlying Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of “TBA rolls” may cause an Underlying Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

The iShares Lehman Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

Municipal Securities.

Certain of the Underlying Funds may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, certain of the Underlying Funds may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

The BGIF Institutional Money Market Fund will invest in ‘high-quality’ long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Participation Interests.

An Underlying Fund may invest in participation interests in any type of security in which the Underlying Fund may invest. A participation interest gives an Underlying Fund an undivided interest in the underlying securities in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the underlying securities.

Repurchase Agreements.

An Underlying Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. An Underlying Fund will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

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Reverse Repurchase Agreements.

Certain of the Underlying Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if an Underlying Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and an Underlying Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to an Underlying Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an Underlying Fund’s assets. The custodian bank will maintain a separate account for the Underlying Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Short-Term Instruments.

The Underlying Funds may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA.

Unrated Investments.

The BGIF Institutional Money Market Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund’s procedures adopted by the Trust’s Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund’s shareholder’s best interest.

To the extent the ratings given by a nationally recognized statistical ratings organization (“NRSRO”) may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its registration statement.

U.S. Government Obligations.

Certain of the Underlying Funds may invest a portion of their assets in U.S. Government obligations. A U.S. Government obligation is a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA, FHLMC or FHLB notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

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Warrants.

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

PORTFOLIO HOLDINGS INFORMATION

The LifePath Portfolios’ Board of Trustees has adopted a policy regarding the disclosure of the LifePath Portfolios’corresponding Master Portfolios’ portfolio holdings that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each LifePath Portfolio’ s respective shareholders; (b) does not put the interests of the Master Portfolios’ investment adviser (the “BGFA” or “Investment Adviser”), the LifePath Portfolios’ distributor (the “Distributor”), or any affiliated person of the Funds, the Investment Adviser or the Distributor, above those of LifePath Portfolio shareholders; (c) does not advantage any current or prospective LifePath Portfolio shareholders over any other current or prospective LifePath Portfolio shareholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect.

Daily access to information concerning the LifePath Portfolios’ corresponding Master Portfolios’ portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) to other personnel of the Investment Adviser and other service providers, such as the LifePath Portfolios’ administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the terms of the Master Portfolios’ current registration statement.

From time to time, information concerning the LifePath Portfolios’ corresponding Master Portfolios’ portfolio holdings may also be provided to other entities that provide additional services to the LifePath Portfolios, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than the close of trading on the same business day as the date of the information.

In addition, the Master Portfolios will provide portfolio holdings information to the sponsors, administrators or other service providers for feeder funds as may be necessary to (i) conduct business in the ordinary course in a manner consistent with agreements with the feeder funds and the terms of the Master Portfolios’current registration statement, or (ii) satisfy legal requirements applicable to the feeder funds. The Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

Each LifePath Portfolio will disclose its corresponding Master Portfolio’s complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the LifePath Portfolio’s fiscal year, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. A LifePath Portfolio, however, may voluntarily disclose all or part of its corresponding Master Portfolio’s portfolio holdings in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a website available to intermediaries and institutional investors or other means that make the information available to all likely interested parties in a contemporaneous manner.

The LifePath Portfolios’ Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The LifePath Portfolios’ Board of Trustees reviews the policy and the procedures for disclosure of portfolio holdings information at least annually.

MANAGEMENT

The Board of Trustees is responsible for the overall management and operations of the LifePath Portfolios. If the interests of a LifePath Portfolio, a Master Portfolio, and an Underlying Master Portfolio were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. In such instances, BGFA and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., Mutual Fund Administration, 45 Fremont Street, San Francisco, CA 94105.

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Interested Trustees & Officers

Name and Date of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss, ** September 27, 1961	Trustee since November 16, 2001, President and Chief Executive Officer (since May 15, 2002).	Chief Executive Officer of the Intermediary Investor Business of BGI.	124	Trustee of MIP; Trustee of iShares Trust; and Director of iShares Inc.

Michael A. Latham, September 15, 1965	Secretary, Treasurer and Chief Financial Officer since April 1, 2003.	Chief Operating Officer of the Intermediary Investor Business of BGI (since 2004); Director of Mutual Fund Delivery of the Intermediary Investor Business of BGI (2000-2004); Head of Operations, BGI Europe (1997-2000).	N/A	None.

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act.
**	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Funds and the Master Portfolios, and the parent company of BGFA, the investment adviser of the Master Portfolios.

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Independent Trustees

Name and Date of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, May 29, 1944	Trustee since November 16, 2001.	President (since 2004) and Director (since 2003), of the Bernard Osher Foundation; Director, Lifelong Learning Institutes (since 2003), President and CEO, Public Broadcasting Service (since 2003); President and Chief Executive Officer of The James Irvine Foundation (from 2002-2003); President and Chief Executive Officer of KQED, Inc. from 1993-2002; Director, Bank of Hawaii.	27	Trustee of MIP; Director, Bank of Hawaii.

Jack S. Euphrat, May 28, 1922	Trustee since October 20, 1993.	Private Investor	27	Trustee of MIP.

Richard K. Lyons, February 10, 1961	Trustee since November 16, 2001.	Acting Dean, Professor University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations	124	Trustee of MIP; Director (Chairman) of Matthews Asian Funds (oversees 6 portfolios). Trustee of iShares Trust and Director of iShares Inc.

Leo Soong, May 15, 1946	Trustee since February 9, 2000.	President of Trinity Products LLC; Managing Director of CG Roxane LLC; Co-Founder of Crystal Geyser Water Co. (President through 1999).	27	Trustee of MIP; Vice Chairman of the California Pacific Medical Center; Director of the California State Automobile Association; Director of the American Automobile Association.

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act.

Committees.

There are two standing committees of the Board of Trustees – the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (“Independent Trustee”). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2004, the Nominating Committee did not hold any meetings.

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The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Portfolios’ accounting and financial reporting practices, reviewing the results of the annual audits of the Portfolios’ financial statements and interacting with the Portfolios’ independent auditors on behalf of the full Board. As of January 1, 2004, Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2004, the Audit Committee held four meetings.

Beneficial Equity Ownership Information.

As of December 31, 2003, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Portfolios beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Portfolios and

Family of Investment Companies as of December 31, 2004

	Dollar Range of Securities in:
Interested Trustee and Officer	LifePath Retirement Portfolio	LifePath 2010 Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	0	0	0	0	D

Independent Trustees	LifePath Retirement Portfolio	LifePath 2010 Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Mary G. F. Bitterman	0	0	0	0	0	0
Jack S. Euphrat	0	0	0	0	0	0
W. Rodney Hughes*	0	0	0	0	0	0
Richard K. Lyons	0	0	0	0	0	D
Leo Soong	0	0	0	0	0	0

*	Served as Trustee through December 31, 2004.

Ownership of Securities of Certain Entities.

As of December 31, 2004, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the placement agent, or any entity controlling, controlled by, or under common control with the investment adviser or the placement agent, unless noted above.

Compensation.

Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Richard K. Lyons also receives compensation for his services as Trustee of iShares Trust and Director of iShares, Inc. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex.

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Compensation Table

For the Fiscal Year Ended December 31, 2004

Name of Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Lee Kranefuss Trustee	$0	$0

Name of Independent Trustees	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman Trustee	$13,000	$26,000
Jack S. Euphrat Trustee	$13,000	$26,000
W. Rodney Hughes* Trustee	$13,000	$26,000
Richard K. Lyons Trustee	$13,000	$91,000
Leo Soong Trustee	$13,000	$26,000

*	Served as Trustee through December 31, 2004.

Master/Feeder Structure.

Each Portfolio seeks to achieve its investment objective by investing all of its assets into the corresponding Master Portfolio of MIP, which in turn invests in a combination of Underlying Funds. In other words, the LifePath Portfolios are “Feeder Funds” into the Master Portfolios, and the Master Portfolios in turn are “Fund of Funds.” Each LifePath Portfolio and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a LifePath Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust’s Board of Trustees believes that neither a LifePath Portfolio nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another Feeder Fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could also arise.

A LifePath Portfolio may withdraw its investment in a Master Portfolio only if the Board of Trustees determines that such action is in the best interests of such LifePath Portfolio and its shareholders. Upon any such withdrawal, the Trust’s Board would consider alternative investments, including investing all of the LifePath Portfolio’s assets in another investment company with the same investment objective or hiring an investment adviser to manage the LifePath Portfolio’s assets in accordance with the investment policies described below with respect to the Master Portfolio.

Whenever a LifePath Portfolio, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the LifePath Portfolio will hold a meeting of its shareholders to consider such matters. The LifePath Portfolios will cast its votes in proportion to the votes of all other holders of shares of its shareholders. Shares for which the LifePath Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other LifePath Portfolio shareholders.

Certain policies of a Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If a Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the LifePath Portfolio may elect to change its objective or policies to correspond to those of the Master Portfolio. A LifePath Portfolio also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its objective. In the latter case, a LifePath Portfolio’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Portfolio. The LifePath Portfolios will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the LifePath Portfolio or the Master Portfolio, to the extent possible.

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Code of Ethics.

The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Master Portfolios. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies of the Master Portfolios.

The following is a discussion of the proxy voting policies of the corresponding Master Portfolios in which the LifePath Portfolios invest.

MIP has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolios. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for the Master Portfolios in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolios. In some cases, BGFA may determine that it is in the best interests of a Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolios. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolios, the Master Portfolios’ affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolios investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolios, the Master Portfolios’ affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC’s website at www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2005, the shareholders identified below were known by the Trust to own 5% or more of the LifePath Portfolio’s outstanding Class I and Class R shares in the following capacity:

Class I Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
LifePath Retirement Portfolio	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	19%	Record

	INVESTORS BANK AND TRUST COMPANYCUST FOR VARIOUS RETIREMENT PLANS C/O DIVERSIFIED INVESTMENT ADVISORS 4 MANHATTANVILLE ROAD MD2-41 PURCHASE, NY 10577	18%	Record

	WHITELAW & CO C/O NATIONAL CITY PO BOX 94984 CLEVELAND, OH 44101	14%	Record

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FLOOR JACKSONVILLE, FL 32246	11%	Record

	PUTNAM FIDUCIARY TRUST CO TTEE FBO WHIRLPOOL 401K PLAN ONE INVESTORS WAY ATM DC PLAN ADMIN MSN 3 0 NORWOOD, MA 02062	11%	Record

	JP MORGAN CHASE AS TRUSTEE FBO KOCH INDUSTRIES EMPLOYEES SAVINGS PLAN C/O GPARDS MGMT RPTG TEAM 9300 WARD PARKWAY KANSAS CITY, MO 64114	7%	Record

LifePath 2010 Portfolio	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	20%	Record

	INVESTORS BANK AND TRUST COMPANYCUST FOR VARIOUS RETIREMENT PLANS C/O DIVERSIFIED INVESTMENT ADVISORS 4 MANHATTANVILLE ROAD MD2-41 PURCHASE, NY 10577	14%	Record

	CITISTREET CORE MARKET 3 PINEHILL DRIVE QUINCY, MA 02169	10%	Record

	PUTNAM FIDUCIARY TRUST CO TTEE FBO WHIRLPOOL 401K PLAN ONE INVESTORS WAY ATM DC PLAN ADMIN MSN 3 0 NORWOOD, MA 02062	9%	Record

	WHITELAW & CO C/O NATIONAL CITY PO BOX 94984 CLEVELAND, OH 44101	6%	Record

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FLOOR JACKSONVILLE, FL 32246	6%	Record

	NORTHERN TRUST COMPANY CUSTODIAN FBO TEXAS INSTRUMENTS CORPORATE CUSTODY ACCOUNT A/C#26-10712 PO BOX 92956 CHICAGO. IL 60675	6%	Record

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Class I Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
LifePath 2020 Portfolio	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	26%	Record

	INVESTORS BANK AND TRUST COMPANYCUST FOR VARIOUS RETIREMENT PLANS C/O DIVERSIFIED INVESTMENT ADVISORS 4 MANHATTANVILLE ROAD MD2-41 PURCHASE, NY 10577	25%	Record

	PUTNAM FIDUCIARY TRUST CO TTEE FBO WHIRLPOOL 401K PLAN ONE INVESTORS WAY ATM DC PLAN ADMIN MSN 3 0 NORWOOD, MA 02062	7%	Record

	FIFTH THIRD BANK TTEE FBO CINTAS PO BOX 630074 ATTN TOBY GRIFFIN MD 1090C7 CINCINNATI, OH 45263	6%	Record

	WHITELAW & CO C/O NATIONAL CITY PO BOX 94984 CLEVELAND, OH 44101	5%	Record

LifePath 2030 Portfolio	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	23%	Record

	INVESTORS BANK AND TRUST COMPANYCUST FOR VARIOUS RETIREMENT PLANS C/O DIVERSIFIED INVESTMENT ADVISORS 4 MANHATTANVILLE ROAD MD2-41	21%	Record

	FIFTH THIRD BANK TTEE FBO CINTAS PO BOX 630074 ATTN TOBY GRIFFIN MD 1090C7 CINCINNATI, OH 45263	10%	Record

	JP MORGAN CHASE AS TRUSTEE FBO KOCH INDUSTRIES EMPLOYEES SAVINGS PLAN C/O GPARDS MGMT RPTG TEAM 9300 WARD PARKWAY KANSAS CITY, MO 64114	6%	Record

	PUTNAM FIDUCIARY TRUST CO TTEE FBO WHIRLPOOL 401K PLAN ONE INVESTORS WAY ATM DC PLAN ADMIN MSN 3 0 NORWOOD, MA 02062	6%	Record

	NEW YORK LIFE TRUST COMPANY ATTN WILLIAM G PERRET 169 LACKAWANNA AVE PARSIPPANY, NJ 07054	5%	Record

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Class I Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
LifePath 2040 Portfolio	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	25%	Record

	JP MORGAN CHASE AS TRUSTEE FBO KOCH INDUSTRIES EMPLOYEES SAVINGS PLAN C/O GPARDS MGMT RPTG TEAM 9300 WARD PARKWAY KANSAS CITY, MO 64114	11%	Record

	INVESTORS BANK AND TRUST COMPANYCUST FOR VARIOUS RETIREMENT PLANS C/O DIVERSIFIED INVESTMENT ADVISORS 4 MANHATTANVILLE ROAD MD2-41 PURCHASE, NY 10577	8%	Record

	PUTNAM FIDUCIARY TRUST CO TTEE FBO WHIRLPOOL 401K PLAN ONE INVESTORS WAY ATM DC PLAN ADMIN MSN 3 0 NORWOOD, MA 02062	6%	Record

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FLOOR JACKSONVILLE, FL 32246	6%	Record

	WHITELAW & CO C/O NATIONAL CITY PO BOX 94984 CLEVELAND, OH 44101	6%	Record

LifePath Retirement Portfolio	UNION BANK TR NOMINEE FBO SELECTBENEFIT OMNIBUS A/C P. O. BOX 85484 SAN DIEGO, CA 92186-5484	78%	Record

	HARTFORD LIFE SEPARATE ACCOUNT 457 PO BOX 2999 HARTFORD, CT 06104-2999	11%	Record

	COUNSEL TRUST COMPANY FBO BENESYSTEMS INC 235 ST CHARLES WAY SUITE 100 YORK, PA 17402-4643	6%	Record

LifePath 2010 Portfolio	UNION BANK TR NOMINEE FBO SELECTBENEFIT OMNIBUS A/C P. O. BOX 85484 SAN DIEGO, CA 92186-5484	49%	Record

	HARTFORD LIFE SEPARATE ACCOUNT 457 PO BOX 2999 HARTFORD, CT 06104-2999	17%	Record

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO, CA 94104	16%	Record

	COUNSEL TRUST COMPANY FBO BENESYSTEMS INC 235 ST CHARLES WAY SUITE 100 YORK, PA 17402-4643	11%	Record

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Class R Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
LifePath 2020 Portfolio	UNION BANK TR NOMINEE FBO SELECTBENEFIT OMNIBUS A/C P. O. BOX 85484 SAN DIEGO, CA 92186-5484	55%	Record

	HARTFORD LIFE SEPARATE ACCOUNT 457 PO BOX 2999 HARTFORD, CT 06104-2999	18%	Record

	COUNSEL TRUST COMPANY FBO BENESYSTEMS INC 235 ST CHARLES WAY SUITE 100 YORK, PA 17402-4643	11%	Record

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO, CA 94104	9%	Record

LifePath 2030 Portfolio	UNION BANK TR NOMINEE FBO SELECTBENEFIT OMNIBUS A/C P. O. BOX 85484 SAN DIEGO, CA 92186-5484	52%	Record

	COUNSEL TRUST COMPANY FBO BENESYSTEMS INC 235 ST CHARLES WAY SUITE 100 YORK, PA 17402-4643	20%	Record

	HARTFORD LIFE SEPARATE ACCOUNT 457 PO BOX 2999 HARTFORD, CT 06104-2999	17%	Record

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO, CA 94104	6%	Record

LifePath 2040 Portfolio	COUNSEL TRUST COMPANY FBO BENESYSTEMS INC 235 ST CHARLES WAY SUITE 100 YORK, PA 17402-4643	42%	Record

	UNION BANK TR NOMINEE FBO SELECTBENEFIT OMNIBUS A/C P. O. BOX 85484 SAN DIEGO, CA 92186-5484	30%	Record

	COUNSEL TRUST COMPANY FBO BENECO INC POLARIS BASIC 235 ST CHARLES WAY SUITE 100 YORK, PA 17402-4643	13%	Record

	HARTFORD LIFE SEPARATE ACCOUNT 457 PO BOX 2999 HARTFORD, CT 06104-2999	11%	Record

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Portfolio, or is identified as the holder of record of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser.

BGFA provides investment advisory services to each Master Portfolio pursuant to an investment advisory contract (the “Advisory Contract”) with MIP. Pursuant to the Advisory Contract, BGFA furnishes to MIP’s Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.

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The applicable Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP or BGIF, by vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days written notice by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

Advisory Fees.

BGFA is entitled to receive monthly fees at the annual rate of 0.35% of the average daily net assets of each Master Portfolio. BGFA has agreed to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged by BGFA to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as Administrator of certain of the Underlying Funds; however, BGFA has agreed to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration fees charged by BGI to those Underlying Funds. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

For the periods shown below, the corresponding Master Portfolio of each LifePath Portfolio paid BGFA the following advisory fees:

Master Portfolio	Fiscal Year Ended 2/28/2002	Ten-Month Period Ended 12/31/2003	Fiscal Year Ended 12/31/03	Fiscal Year Ended 12/31/04
LifePath Retirement Master Portfolio	$287,560	$125,456	$206,121	$105,524
LifePath 2010 Master Portfolio	$806,441	$364,517	$554,615	$258,352
LifePath 2020 Master Portfolio	$1,958,450	$886,213	$1,161,258	$502,996
LifePath 2030 Master Portfolio	$814,320	$326,689	$496,697	$253,651
LifePath 2040 Master Portfolio	$1,003,440	$249,155	$341,576	$163,444

For the period shown below, BGFA waived the following advisory fees with respect to the Fund:

Master Portfolio	Fiscal Year Ended 12/31/04*
LifePath Retirement Master Portfolio	$472,893
LifePath 2010 Master Portfolio	$1,177,951
LifePath 2020 Master Portfolio	$2,031,283
LifePath 2030 Master Portfolio	$1,098,621
LifePath 2040 Master Portfolio	$662,446

*	Fee Waivers Commenced on March 17, 2004.

Underlying Funds.

BGFA serves as investment adviser to each of the Underlying Funds, with the exception of the Barclays Global Investors Institutional Money Market Fund, which invests in a corresponding Master Portfolio advised by BGFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a pro-rata share of the Underlying Funds’ advisory fees, which are based on the aggregate net assets, as listed in the chart below. Please note that the list of Underlying Funds below is as of the date of this SAI but BGFA may add, eliminate or replace Underlying Funds at any time.

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Underlying Fund	Advisory Fee
MIP Active Stock Master Portfolio	0.25%
MIP CoreAlpha Bond Master Portfolio	0.25%
iShares S&P 500 Index Fund	0.09%
iShares S&P MidCap 400 Index Fund	0.20%
iShares S&P SmallCap 600 Index Fund	0.20%
iShares Russell 2000 Index Fund	0.20%
iShares Russell MidCap Index Fund	0.20%
iShares Cohen & Steers Realty Majors Index Fund	0.35%
iShares MSCI EAFE Index Fund	0.35%
iShares MSCI Emerging Markets Index Fund	0.75%
iShares Lehman Aggregate Bond Fund	0.20%
iShares Lehman TIPS Bond Fund	0.20%
BGIF Institutional Money Market Fund	0.10%

Administrator.

The Trust has engaged BGI to provide certain administration services to the LifePath Portfolios. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the LifePath Portfolios, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the LifePath Portfolios; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s Officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the LifePath Portfolios’ investment adviser. BGI also pays the compensation of the LifePath Portfolios’ Trustees, officers and employees who are affiliated with the Trust.

In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses that are borne by the LifePath Portfolio, BGI has agreed to bear all costs of the LifePath Portfolios’ and the Trust’s operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees and expenses of preparing and printing prospectuses, SAIs and other LifePath Portfolio materials. For providing such services, BGI is entitled to receive fees at the annual rate of 0.50% of the average daily net assets of each LifePath Portfolio. BGI has contracted with Investors Bank & Trust Company (“IBT”) to provide certain sub-administration services for the LifePath Portfolios, and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

Prior to April 1, 2003, BGI and Stephens Inc. (“Stephens”) served as co-administrators of the LifePath Portfolios, and administration fees were paid by the LifePath Portfolios to BGI and Stephens jointly.

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For the periods shown below, the LifePath Portfolios paid administration fees as follows:

LifePath Portfolios	Fiscal Year Ended 2/28/2002	Ten-Month Period Ended 12/31/2002	Fiscal Year Ended 12/31/03	Fiscal Year Ended 12/31/04
LifePath Retirement Portfolio	$162,853	$160,646	$241,216	$528,724
LifePath 2010 Portfolio	$495,002	$469,191	$717,135	$1,481,462
LifePath 2020 Portfolio	$1,526,565	$1,189,518	$1,565,996	$2,845,818
LifePath 2030 Portfolio	$498,320	$429,459	$660,573	$1,484,136
LifePath 2040 Portfolio	$418,184	$322,896	$463,514	$928,826

Shareholder Servicing Agents.

The LifePath Portfolios have adopted a Shareholder Servicing Plan pursuant to which they have entered into Shareholder Servicing Agreements with BGI and may enter into similar agreements with other entities (collectively, “Shareholder Servicing Agents”) for the provision of certain services to LifePath Portfolio shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily value of each LifePath Portfolio represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives for administration services.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the LifePath Portfolios’ Prospectus and this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are LifePath Portfolio shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

Distributor.

SEI Investments Distribution Co. (“SEI”) is the distributor for the LifePath Portfolios’ shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

SEI, as the principal underwriter of the LifePath Portfolios within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing LifePath Portfolio shares. The Distribution Agreement provides that SEI shall act as agent for the LifePath Portfolios for the sale of LifePath Portfolio shares, and may enter into sales support agreements with selling agents that wish to make available LifePath Portfolio shares to their respective customers (“Selling Agents”).

Class R Distribution Plan.

The Trust has adopted on behalf of the Class R shares of the LifePath Portfolios, a Distribution Plan that authorizes, under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Rule”), payment for distribution-related expenses and compensation for distribution-related services, including ongoing compensation to selling agents, in connection with Class R shares (the “Plan”). Each LifePath Portfolio may participate in joint distribution activities with other BGIF funds. The cost of these activities is generally allocated among the funds with the funds with higher asset levels paying a higher proportion of these costs.

The Plan was adopted by the Trust’s Board of Trustees, including a majority of the Independent Trustees who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the Plan and pursuant to the related Distribution Agreement with SEI, the LifePath Portfolios may pay the Distributor, as compensation for distribution-related services, monthly fees at the annual rate of up to 0.25% of the average daily net assets of the Class R shares of the LifePath Portfolios offering such shares.

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The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BGI and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of LifePath Portfolio shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution- related services provided by it or to reimburse it for other distribution- related expenses. The LifePath Portfolios currently do not have a distribution plan in place for the Class I shares. Class I shareholders do not pay any fees for distribution services.

The Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Board of Trustees, including the a majority of the Independent Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees on not more than 60 days’ written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the LifePath Portfolios involved, and no material amendments to the Plan may be made except by a majority of both the Board of Trustees and the Independent Trustees

The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such disinterested Trustees.

For the fiscal year ended December 31, 2004, Class R of the LifePath Portfolios paid the following distribution fees:

Master Portfolio	Fiscal Year Ended 12/31/04
LifePath Retirement Master Portfolio – Class R	$13,853
LifePath 2010 Master Portfolio – Class R	$35,308
LifePath 2020 Master Portfolio – Class R	$62,606
LifePath 2030 Master Portfolio – Class R	$34,470
LifePath 2040 Master Portfolio – Class R	$47,719

MIP Distribution Plan.

MIP’s Board of Trustees has adopted, on behalf of each LifePath Master Portfolio, a “defensive” distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Plan”). The Plan was adopted by a majority of MIP’s Board of Trustees (including a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP on October 10, 1995. The Plan provides that if any portion of a Master Portfolio’s advisory fees (up to 0.25% of the average daily net assets of each LifePath Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a LifePath Master Portfolio, such payment would be authorized pursuant to the Plan.

Custodian.

IBT is the custodian for each LifePath Portfolio and LifePath Master Portfolio and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the LifePath Portfolios, receives and delivers all assets for the LifePath Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the LifePath Portfolios and pays all expenses of the LifePath Portfolios. IBT is not be entitled to receive compensation for its services as custodian so long as it receives fees from BGI for providing sub-administration services to the LifePath Portfolios.

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Transfer and Dividend Disbursing Agent.

IBT also is the transfer and dividend disbursing agent for the LifePath Portfolios. For its services as transfer and dividend disbursing agent to the LifePath Portfolios, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in each LifePath Portfolio. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI has agreed to pay these fees and expenses out of the fees it receives for administration services to the LifePath Portfolios. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the LifePath Portfolios, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

Independent Auditors.

PricewaterhouseCoopers LLP (“PwC”), 333 Market Street, San Francisco, California 94105, is and independent registered public accounting firm and serves as the independent auditors for the Trust. KPMG LLP resigned as independent auditors of the Trust on May 31, 2001 due to independence constraints under new SEC rules. The Trust’s financial statements for the fiscal year ended February 28, 2002, the fiscal period ended December 31, 2002, the fiscal year ended December 31, 2003 and the fiscal year ended December 31, 2004 were audited by PwC. KPMG LLP audited the financial statements for all other periods.

Legal Counsel.

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

Expenses.

Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions, and certain expenses that are borne by the LifePath Portfolios, such as investment advisory fees and distribution fees payable as a result of a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, BGI has agreed to bear all costs of the LifePath Portfolios’ and the Trust’s operations.

PORTFOLIO MANAGERS

As of December 31, 2004, the individuals named as Portfolio Managers in the LifePath Retirement Master Portfolio’s, LifePath 2010 Master Portfolio’s, LifePath 2020 Master Portfolio’s, LifePath 2030 Master Portfolio’s and LifePath 2040 Master Portfolio’s prospectus were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio as indicated in the table below:

	Number of other Accounts Managed	Total Assets
David Burkart
Registered Investment Companies	10	$3,220,190,844
Other Pooled Investment Vehicles	50	$4,118,947,222
Other Accounts	10	$121,530,619

	Number of other Accounts Managed	Total Assets
Mariana Egan
Registered Investment Companies	10	$3,220,190,844
Other Pooled Investment Vehicles	54	$7,316,310,111
Other Accounts	16	$171,938,052

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Certain of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to transform independently maintained indexes. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, seeking such investment opportunity. As a consequence, from time to time the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

As of December 31, 2004, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance. The Portfolio Manager’s salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of December 31, 2004, the Portfolio Managers beneficially owned shares of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

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LifePath Retirement Master Portfolio
	$0	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over$ 1m
David Burkart	X
Mariana Egan	X

LifePath 2010 Master Portfolio
	$0	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over$ 1m
David Burkart	X
Mariana Egan	X

LifePath 2020 Master Portfolio
	$0	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over$ 1m
David Burkart	X
Mariana Egan	X

LifePath 2030 Master Portfolio
	$0	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over$ 1m
David Burkart	X
Mariana Egan	X

LifePath 2040 Master Portfolio
	$0	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over$ 1m
David Burkart	X
Mariana Egan	X

DETERMINATION OF NET ASSET VALUE

The NAV for each LifePath Portfolio is calculated by deducting all of the LifePath Portfolio’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the LifePath Portfolio plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each LifePath Portfolio reserves the right to calculate its NAV to more than two decimal places.

The NAV of each LifePath Portfolio is calculated based on the net asset value of the LifePath Master Portfolio in which the LifePath Portfolio invests. The net asset value of each LifePath Master Portfolio is calculated based on the net asset value of the Underlying Funds in which the LifePath Master Portfolio invests. The registration statements for the Underlying Funds include descriptions of the methods for valuing the Underlying Funds’ investments, including a description of the circumstances in which the investments of the Underlying Funds that are not money market funds would be valued using fair value pricing and the effects of using fair value pricing.

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In calculating a Master Portfolio’s net asset value, the Master Portfolio’s investments in the Underlying Funds are valued primarily on the basis of market prices. Underlying Fund shares for which the primary market is a national securities exchange are valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. U.S. Government securities are valued at latest quoted bid prices, which are obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values are determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost, and shares of investment companies, other than investment companies whose shares are traded on an exchange, are valued at the fund’s published net asset value per share. In the event that a market price for an investment is not available or is not reliable, the investment will be valued using fair value pricing in accordance with BGI’s pricing policy, as approved by the Master Portfolios’ Board of Trustees.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption.

The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each LifePath Portfolio reserves the right to change the amount of the minimum investment and subsequent purchases in the LifePath Portfolios. On any day the LifePath Portfolios close early, purchase and redemption orders received after a LifePath Portfolio’s closing time will be executed on the next Business Day. In addition, each LifePath Portfolio reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

In-Kind Purchases.

Payment for shares of a LifePath Portfolio may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the LifePath Portfolio and must meet the investment objective, policies and limitations of the LifePath Portfolio as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a LifePath Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the LifePath Portfolio; (ii) are accompanied by satisfactory assurance that the LifePath Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the LifePath Portfolio; (iv) be in proper form for transfer to the LifePath Portfolio; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the LifePath Portfolio engaged in the in-kind purchase transaction and must be delivered to such Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. Each LifePath Portfolio immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

Suspension of Redemption or Payment of Redemption Proceeds.

The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, a LifePath Portfolio may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings) (ii) trading is on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

PORTFOLIO TRANSACTIONS

Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios’ policies governing portfolio securities transactions.

General.

BGFA assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as

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to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolios have adopted policies and procedures that prohibit the consideration of sales of a Master Portfolio’s interests as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for the Bond Index Master Portfolio usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Bond Index Master Portfolio does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

A Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio. BGFA may deal, trade and invest for its own account in the types of securities in which a Master Portfolio may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio Turnover.

Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders. The table below sets forth the portfolio turnover rates of each Master Portfolio for the periods noted. The significant increase in portfolio turnover from 2003 to 2004 is primarily a result of LifePath Portfolios’ restructuring to funds-of-funds on March 15, 2004.

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Brokerage Commissions.

Beginning on March 16, 2004, each corresponding LifePath Master Portfolio purchased and sold those portfolio securities that are interests in Underlying Funds organized as Master Portfolios by dealing directly with the issuer – the Underlying Funds. Each LifePath Master Portfolio will purchase and sell those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions.

The table below sets forth the brokerage commissions paid by each LifePath Master Portfolio for the periods noted.

Master Portfolio	Fiscal Year Ended 2/28/2002	Ten-Month Period Ended 12/31/2002	Fiscal Year Ended 12/31/03	Fiscal Year Ended 12/31/04
LifePath Retirement Master Portfolio	$16,486	$14,254	$17,289	$49,294
LifePath 2010 Master Portfolio	$50,567	$61,324	$39,471	$150,167
LifePath 2020 Master Portfolio	$147,905	$138,785	$74,204	$316,223
LifePath 2030 Master Portfolio	$47,141	$48,071	$64,368	$196,426
LifePath 2040 Master Portfolio	$33,244	$38,702	$56,394	$124,190

Brokerage Commissions Paid to Affiliates.

The table below sets forth the brokerage commissions paid by each Master Portfolio to Barclays Global Investor Services (“BGIS”), an affiliate of BGFA and subsidiary of BGI, for the periods noted.

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Master Portfolio	Fiscal Year Ended 2/28/2002	Ten-Month Period Ended 12/31/2002	Fiscal Year Ended 12/31/03	Fiscal Year Ended 12/31/04
LifePath Retirement Master Portfolio	$3,021	$0	$0	$0
LifePath 2010 Master Portfolio	$9	$0	$0	$0
LifePath 2020 Master Portfolio	$33,241	$0	$0	$0
LifePath 2030 Master Portfolio	$0	$0	$0	$0
LifePath 2040 Master Portfolio	$10,266	$0	$0	$0

As of December 31, 2004, the percentage of each Master Portfolio’s aggregate brokerage commissions paid to BGIS was as follows:

Master Portfolio	% of Aggregate Brokerage Commissions
LifePath Retirement Master Portfolio	0%
LifePath 2010 Master Portfolio	0%
LifePath 2020 Master Portfolio	0%
LifePath 2030 Master Portfolio	0%
LifePath 2040 Master Portfolio	0%

As of December 31, 2004, the percentage of each Master Portfolio’s aggregate dollar amount of transactions involving the payment of commissions effected through BGIS was as follows:

Master Portfolio	% of Aggregate Dollar Amt. of Transactions
LifePath Retirement Master Portfolio	0%
LifePath 2010 Master Portfolio	0%
LifePath 2020 Master Portfolio	0%
LifePath 2030 Master Portfolio	0%
LifePath 2040 Master Portfolio	0%

Securities of Regular Broker/Dealers.

As of December 31, 2004, the none of the corresponding Master Portfolio of each Portfolio owned securities of its “regular brokers or dealers” (as defined in the 1940 Act) or their parents.

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DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the LifePath Portfolios. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986 (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding LifePath Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding LifePath Portfolio shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding LifePath Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the LifePath Portfolios. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a LifePath Portfolio, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company.

It is intended that each LifePath Portfolio and Underlying Fund (each, a “RIC”) qualify as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the RIC’s shareholders. Each RIC will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each RIC, even though each RIC is a series of a trust. Furthermore, each RIC will separately determine its income, gains and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each RIC must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a regulated investment company’s principal business of investing in stock or securities. Each RIC must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the RIC’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the RIC controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a RIC may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each RIC generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A RIC generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a RIC generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a RIC may make the distributions in the following taxable year. Furthermore, if a RIC declares a distribution to shareholders of record in October, November or December of one year and pays

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the distribution by January 31 of the following year, the RIC and its shareholders will be treated as if the RIC paid the distribution by December 31 of the first taxable year. Each RIC intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate RIC-level federal income taxation of such income and gain. However, no assurance can be given that a RIC will not be subject to federal income taxation.

If, in any taxable year, a RIC fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, the RIC would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the RIC’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the RIC may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the RIC to the IRS. In addition, if the RIC failed to qualify as a regulated investment company for a period greater than two taxable years, the RIC may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the RIC had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax.

A 4% nondeductible excise tax will be imposed on each RIC’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each RIC intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a RIC will not be subject to the excise tax.

Capital Loss Carry-Forwards.

A RIC is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A RIC’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to RIC-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The RICs cannot carry back or carry forward any net operating losses. As of December 31, 2004, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:LifePath Retirement, $ 1,676,615 (expires December 31, 2005); LifePath 2010, $ 33,114 (expires December 31, 2005); LifePath 2020, $ 18,180,898 (expires December 31, 2005) LifePath 2030, $ 17,957 (expires December 31, 2005) and LifePath 2040, $ 59,748 (expires December 31, 2005

Equalization Accounting.

Each RIC may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a RIC’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a RIC to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a RICs’s total returns, it may reduce the amount that the RIC would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on RIC distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the RICs, and thus the use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios.

Each LifePath Portfolio seeks to continue to qualify as a regulated investment company by investing its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a LifePath Portfolio is the sole investor in the corresponding Master Portfolio, as disregarded from the LifePath Portfolio) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding LifePath Portfolio, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent

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that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Portfolio would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding LifePath Portfolio) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Underlying Fund Investments.

In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Underlying Fund has held the disposed securities for more than one year at the time of disposition.

If an Underlying Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by an Underlying Fund which the Underlying Fund otherwise might have continued to hold.

If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by an Underlying Fund will be deemed “Section 1256 contracts.” An Underlying Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to an Underlying Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. An Underlying Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to

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positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Underlying Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Underlying Fund shareholders, and which will be taxed to Underlying Fund shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if an Underlying Fund had not engaged in such transactions.

If an Underlying Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon an Underlying Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Underlying Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Fund may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Fund may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Fund without corresponding current cash receipts. Although the Underlying Fund seek to avoid significant noncash income, such noncash income could be recognized by the Underlying Fund, in which case the Underlying Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Underlying Funds in connection with securities lending and repurchase agreements will not qualify for recently enacted reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

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Taxation of Distributions.

For federal income tax purposes, a RIC’s earnings and profits, described above, are determined at the end of the RIC’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a RIC’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the RIC, generally are deemed to be taxable distributions and must be reported on each RIC shareholder’s federal income tax return. Distributions in excess of a RIC’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in its RIC shares and then capital gain. A RIC may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a RIC as a capital gain distribution will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the RIC’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held RIC shares. Each RIC will designate capital gains distributions, if any, in a written notice mailed by the RIC to its shareholders not later than 60 days after the close of the RIC’s taxable year.

Sales and Exchanges of Portfolio Shares.

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her LifePath Portfolio shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such LifePath Portfolio shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a LifePath Portfolio, explained further below, may be required to treat a loss on the sale or exchange of LifePath Portfolio shares as a long-term capital loss.

If a shareholder sells or exchanges LifePath Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the LifePath Portfolio or a different regulated investment company, the sales charge previously incurred in acquiring the LifePath Portfolio’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of LifePath Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any LifePath Portfolio share and such LifePath Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that LifePath Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes.

Amounts realized by a LifePath Portfolio on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a LifePath Portfolio’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the LifePath Portfolio will be eligible to file an annual election with the IRS pursuant to which the LifePath Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the LifePath Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the LifePath Portfolios expect to qualify for this election.

Federal Income Tax Rates.

As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a LifePath Portfolio sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

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Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a LifePath Portfolio’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their LifePath Portfolio shares. If less than 95% of the LifePath Portfolio’s income is attributable to qualified dividend income, then only the portion of the LifePath Portfolio’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A LifePath Portfolio will only be treated as realizing qualified dividend income to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period requirements are met, including by individual LifePath Portfolio shareholders to qualify for the reduced rate of taxation. Only dividends from direct investments will qualify. Payments received by the LifePath Portfolio derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of LifePath Portfolio distributions as qualified dividend income are complex, including the holding period requirements. Individual LifePath Portfolio shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding.

The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a LifePath Portfolio shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the LifePath Portfolio that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS.. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans.

The shares of the LifePath Portfolios are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Portfolio shares through a tax-advantaged plan or account.

Corporate Shareholders.

Subject to limitation and other rules, a corporate shareholder of a LifePath Portfolio may be eligible for the dividends-received deduction on LifePath Portfolio distributions attributable to dividends received by the LifePath Portfolio attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a LifePath Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the LifePath Portfolios are urged to consult their own tax advisors and financial planners.

Foreign Shareholders.

Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding

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tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, LifePath Portfolio shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Portfolio shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding LifePath Portfolio shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of eleven separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the LifePath Portfolio’s investment objective or fundamental investment policies.

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Voting. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a LifePath Portfolio’s fundamental investment policy would be voted upon only by shareholders of the LifePath Portfolio. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of a LifePath Portfolio is effective as to that Portfolio whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each LifePath Portfolio and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the LifePath Portfolio, means the vote of the lesser of (i) 67% of the shares of the LifePath Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the LifePath Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the LifePath Portfolio. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a LifePath Portfolio represents an equal proportional interest in the LifePath Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the LifePath Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a LifePath Portfolio are entitled to receive the assets attributable to the LifePath Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Master Portfolios.

Whenever a LifePath Portfolio, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the LifePath Portfolio will hold a meeting of its shareholders to consider such matters. The LifePath Portfolio will cast its votes in proportion to the votes received from its shareholders. Shares for which the LifePath Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other LifePath Portfolio shareholders. If the Master Portfolio’s investment objective or policies are changed, the LifePath Portfolio may elect to change its objective or policies to correspond to those of the Master Portfolio. The LifePath Portfolio may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the LifePath Portfolio’s portfolio in accordance with its objective. In the latter case, the LifePath Portfolio’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the LifePath Portfolio.

MIP is an open-end, series management investment companies organized as a Delaware statutory trust. MIP was organized on October 20 1993. In accordance with Delaware law, MIP’s Declaration of Trust provides that its investors would be personally responsible for MIP’s liabilities and obligations, but only to the extent MIP’s property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

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The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in each Master Portfolio of MIP have substantially identical voting and other rights as those rights enumerated above for shares of the LifePath Portfolios. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever a LifePath Portfolio is requested to vote on a matter with respect to its Master Portfolio, the LifePath Portfolio will hold a meeting of LifePath Portfolio shareholders and will cast its votes as instructed by such shareholders. In a situation where a LifePath Portfolio does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such LifePath Portfolio will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

ADDITIONAL INFORMATION ON THE LIFEPATH PORTFOLIOS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the LifePath Portfolios including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual reports without charge by calling 1 877 BGI 1544 (1 877 244 1544) or emailing the Fund at BGIFUNDS@seic.com.

The Registration Statement, including the Prospectuses for the LifePath Portfolios, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Trust’s official sales literature in connection with the offer of the Portfolios’ shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent auditors’ reports for the fiscal period ended December 31, 2004 for each LifePath Portfolio and corresponding LifePath Master Portfolio are hereby incorporated by reference to the Trust’s Annual Report, as filed with the SEC on March 10, 2005. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

APPENDIX

Description of certain ratings assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Inc. (“Fitch”):

S&P Long-Term Credit Ratings

“AAA”

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”

An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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Obligations rated ‘BB’, ‘B’ ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and it is dependent upon favorable business, financial, and economic conditions for the obligor to meets its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

“C”

A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D”

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-).

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

S&P Short-Term Credit Ratings

“A-1”

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

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“A-3”

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C”

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”

A short-term obligation rated ‘D’ is in payment for default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard and Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Long-Term Credit Ratings

“Aaa”

Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.

“Aa”

Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

“A”

Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk.

“Baa”

Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba”

Obligations rated ‘Ba’ are judged to have speculative elements and are subject to substantial credit risk.

“B”

Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

“Caa”

Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.

“Ca”

Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”

Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

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Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Moody’s Short-Term Credit Ratings

“P-1”

Issuers (or supporting institutions) rated ‘Prime-1’ have a superior ability to repay short-term debt obligations.

“P-2”

Issuers (or supporting institutions) rated ‘Prime-2’ have a strong ability to repay short-term debt obligations.

“P-3”

Issuers (or supporting institutions) rated ‘Prime-3’ have an acceptable ability to repay short-term obligations.

“NP”

Issuers (or supporting institutions) rated ‘Not Prime’ do not fall within any of the Prime rating categories.

Fitch Long-Term Credit Ratings

Fitch’s long-term credit ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Obligations rated “AAA” are considered to be investment grade. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”

Obligations rated “AA” are considered to be investment grade. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”

Obligations rated “A” are considered to be investment grade. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”

Bonds rated “BBB” are considered to be investment grade. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

“BB”

Obligations rated “BB” are considered to be speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”

Obligations rated “B” are considered to be highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

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“CCC”, “CC” and “C”

Obligations rated “CCC”, “CC” and “C” are considered to be in high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probably. ‘C’ ratings signal imminent default.

“DDD”, “DD” and “D”

Obligations rated “DDD”, “DD” and “D” are currently in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e. below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’.

Fitch Short-Term Credit Ratings

Fitch’s short-term credit ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F-1”

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F-3”

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B”

Speculative. Minimal capacity for timely payments of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C”

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D”

Default. Denotes actual or imminent payment default.

Notes:

“+” may be appended to an ‘F1’ rating class to denote relative status within the category.

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PROSPECTUS | MAY 1, 2005

MONEY MARKET FUND

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BGICash from BARCLAYS GLOBAL INVESTORS funds

3	Investment Objective

3	Principal Investment Strategies

4	Principal Risk Factors

5	Investment Returns

6	Fees and Expenses

7	Management of the Fund

8	Shareholder Information

13	Financial Highlights

Investment Objective*

The investment objective for the Money Market Fund (the “Fund”) is to seek a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market investments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition.

Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

*	The Money Market Fund invests all of its assets in a separate mutual fund—the Money Market Master Portfolio (the “Master Portfolio”)—that has a substantially identical investment objective. All discussion of the investment objective, strategies and risks of the Fund refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A description of the relationship of the Fund to the Master Portfolio appears on page 11.

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Principal Risk Factors

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund’s portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates which could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.

The Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

The Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less.

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The risks generally associated with concentrating investments in the banking industry generally include interest rate risk, credit risk, and regulatory developments relating to the banking and financial services industries.

For a further description of the Fund’s policies and procedures with respect to disclosure of the Fund’s corresponding Master Portfolio’s portfolio holdings, and discussion of the Fund’s investment and risks, please refer to the Fund’s Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this Prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Fund

The Fund is designed for investors who:

■	Seek income from a high quality portfolio;

■	Wish to maintain the value of their investment in the long and short-term; and/or who

■	Seek an interim investment or a short-term goal.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar chart and the table in this section provide some indication of the risks of investing in the Money Market Fund. The bar chart shows the returns for the Fund for the previous ten full calendar years. The average annual total return table compares the Fund’s average annual total return with the return of the average return of a group of corresponding funds for one and five years and since the Fund’s inception. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Money Market Fund Year-By-Year Returns

The highest and lowest quarterly returns for the Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return: 3rd quarter of 2000	Lowest Quarterly Return: 3rd quarter of 2003, 4th quarter of 2003 & 1st quarter of 2004

1.59%	0.17%

	ONE YEAR	FIVE YEARS	TEN YEARS
Money Market Fund	1.05%	2.66%	3.95%
MFR Averages/All Taxable*	0.82%	2.45%	3.75%
*	The Money Market Fund is tracked against the Money Fund Report All Taxable Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

The Fund’s seven-day yield, also called the current yield, annualizes the amount of income the Fund generates over a seven-day period by projecting the amount for an entire year. To learn the Fund’s current seven-day yield, call 1 877 BGI 1544 (1 877 244 1544) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

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Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses are deducted from the Fund’s assets, which means you pay them indirectly.

Money Market Fund
Management fees	0.10%
Other expenses	0.35%
Total annual Fund operating expenses(1)(2)	0.45%
(1)	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Money Market Master Portfolio.
(2)	The Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare the Fund’s costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Fund’s operating expenses remain the same.

The Fund does not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Money Market Fund	$46	$144	$252	$567

6	BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Fund

Investment Adviser

The Fund is a feeder fund that invests all of its assets in a Master Portfolio with a substantially identical investment objective, strategies and policies. BGFA, a registered investment adviser, serves as investment adviser for the Master Portfolio. For its services to the Master Portfolio, Barclays Global Fund Advisors (“BGFA”) is entitled to receive a fee at the annual rate of 0.10% of the Master Portfolio’s average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2004 BGI and its affiliates, including BGFA, provided investment advisory services for over $1.3 trillion in assets.

Administrative Services

BGI provides the following services, among others, as the Fund’s administrator:

■	Management of the Fund’s non-investment operations;

■	Preparation of reports for the Fund’s Board of Trustees;

■	Preparation of required filings with the Securities and Exchange Commission (“SEC”) and state securities commissions; and

■	Preparation of proxy statements and shareholder reports.

BGI is entitled to receive a fee at the annual rate of 0.35% of the Fund’s average daily net assets. In return for this fee, BGI has agreed to absorb all expenses for the Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by the Fund.

The Fund has contracted with certain intermediaries (“Shareholder Servicing Agents”) to service individual Fund accounts. In addition to processing purchases and redemptions of shares on behalf of eligible investors, Shareholder Servicing Agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. Out of fees it receives for providing administrative services, BGI pays shareholder servicing fees to certain financial intermediaries, in amounts that reflect fee rates approved by the Fund’s Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Fund’s distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

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Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Fund shares, you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an Individual Retirement Account (“IRA”);

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the Fund’s custodian, transfer agent and dividend disbursing agent, or one of the Fund’s shareholder servicing agents; or

■	Initially invest a minimum of $1 million directly through IBT.

The minimum initial investment amount for the Fund is $1 million; however, in certain situations this minimum initial investment can be reduced or waived. Contact your shareholder servicing agent or IBT for more information.

In order to invest, a completed account application form must be submitted to and processed by your shareholder servicing agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your shareholder servicing agent may charge you a fee and may offer additional account services. Additionally, your shareholder servicing agent may have procedures for placing orders for Fund shares that differ from those of the Fund, such as different investment minimums and earlier trading deadlines. Contact your shareholder servicing agent directly for more information and details.

How to Buy Shares

■	Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) Plan or from a rollover IRA (make arrangements through your employer). If you are investing through a shareholder servicing agent, your shareholder servicing agent is responsible for transmitting your purchase order.

■	Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order.

■	Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order.

■	Direct buyer. See “Special Instructions for Direct Buyers” on page 9.

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order on any day the Fund is open (a “Business Day”) by 5:00 p.m. Eastern Time or earlier on any business day the primary markets or the Funds close early to purchase shares at that day’s net asset value per share (“NAV”). Orders received after 5:00 p.m. Eastern Time will be executed on the next Business Day. The Fund is generally open Monday through Friday and is closed on weekends, New York Stock Exchange (“NYSE”) Holidays, Columbus Day and Veterans’ Day.

*	Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.

8	BARCLAYS GLOBAL INVESTORS FUNDS

The Fund reserves the right to suspend or discontinue the offer and sale of Portfolio shares and to reject or cancel any purchase order, for any reason.

Purchases must be made in U.S. dollars and funds must be received via the FedWire system by its close, or by such other means as the Fund may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but not funded as described above.

How to Sell Shares

■	Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

■	Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

■	Qualified buyer. Contact your shareholder servicing agent.

■	Direct buyer. See “Special Instructions for Direct Buyers” below.

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares by 5:00 p.m. Eastern Time or earlier on any business day the primary markets or the Funds close early on any Business Day to sell shares at that day’s NAV . Orders received after 5:00 p.m. Eastern Time will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Fund generally remits the proceeds from a sale the same Business Day after receiving a properly executed order to sell. The Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the Fund’s NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days as permitted under applicable law. The Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, the Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, the Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Fund’s SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Direct Buyers

Direct Buyers who have established accounts with the Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, just check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

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You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA # 011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name

Shareholder Account Number

Fund Number 1120

■	To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and your account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m., Eastern Time or earlier on any business day the primary markets for the Funds close early. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Fund may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

■	When a Direct Buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Fund’s Share Price

The Fund’s share price (also known as the Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day. The NAV of the Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Fund’s SAI includes a description of the methods for valuing the Master Portfolio’s investments.

The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will be able to do so.

The price at which a purchase or redemption order for a Fund’s shares is processed is based on the next calculation of the Fund’s NAV after the order is received in proper form.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sales proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

10	BARCLAYS GLOBAL INVESTORS FUNDS

Fund Distributions

The Fund declares shareholders distributions of any net investment income daily and distributes them monthly. The Fund distributes realized net capital gains, if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of the Fund unless otherwise elected.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Please note:

■	Each Fund credits distributions earned on weekends and holidays to the preceding business day;

■	If you sell shares before the monthly distribution payment date, the Fund remits any distributions declared but not yet paid on the next distribution payment date; and

■	If you sell all shares before the monthly distribution payment date, the Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Because of the investment objective and strategies of the Fund’s corresponding Master Portfolio, the Master Portfolio’s Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), and the Fund’s Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Fund.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and realized net capital gains. Distributions from the Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund distributions to you and your tax rate.

Distributions generally create the following tax liability:

TRANSACTION	TAX STATUS
Income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

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Normally, the Fund does not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for the reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 net asset value per share, your sales of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for foreign or tax-exempt investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or Individual Retirement Account, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax adviser about your investment.

Master/Feeder Mutual Fund Structure

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in a Master Portfolio that has a substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and, therefore, the Fund.

Feeder Fund Expenses. The feeder fund bears the Master Portfolio’s expenses in proportion to the amount of assets it invests in the Master Portfolio. The feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Fund’s Board of Trustees retains the right to withdraw the Fund’s assets from the Master Portfolio if it believes doing so is in the Fund’s shareholders’ best interests. If the Board of Trustees withdraws the Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

12	BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The table that follows provides a picture of the Money Market Fund’s financial performance. The information reflects financial results for a single fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended after December 31, 2000 has been audited by PricewaterhouseCoopers LLP. For all other periods, the information was audited by KPMG LLP. The independent auditor’s report along with the Fund’s financial statements, is included in the Fund’s annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

Money Market Fund

(For a share outstanding throughout the period)

	Money Market Fund

	Year ended Dec. 31, 2004		Year ended Dec. 31, 2003		Year ended Dec. 31, 2002		Year ended Dec. 31, 2001		Year ended Dec. 31, 2000
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.01		0.01		0.01		0.04		0.06
Net realized and unrealized gain (loss)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	(0.00)	(b)
Total from investment operations	0.01		0.01		0.01		0.04		0.06
Less distributions from:
Net investment income	(0.01)		(0.01)		(0.01)		(0.04)		(0.06)
Net realized gain	—		(0.00)	(b)	—		—		—
Total distributions	(0.01)		(0.01)		(0.01)		(0.04)		(0.06)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	1.05%		0.81%		1.49%		3.88%		6.17%
Ratios/Supplemental data:
Net assets, end of year (000s)	$189,874		$2,953		$54,370		$80,918		$73,435
Ratio of expenses to average net assets(a)	0.38%		0.45%		0.45%		0.45%		0.45%
Ratio of expenses to average net assets prior to waived fees(a)	0.45%		n/a		n/a		n/a		n/a
Ratio of net investment income to average net assets(a)	1.12%		0.90%		1.51%		3.80%		5.94%
Ratio of net investment income to average net assets prior to waived fees(a)	1.05%		n/a		n/a		n/a		n/a

(a)	These ratios include the Fund’s share of expenses charged to the corresponding Master Portfolio.
(b)	Rounds to less than $0.01.

The accompanying notes are an integral part of these financial statements.

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Additional information about the Fund's investment is available in its annual and semi-annual reports to shareholders and its Statement of Additional Information (SAI).

BGFA has electronically filed the SAI, dated May 1, 2005, with the Securities and Exchange Commission. Which are incorporated by reference into this Prospectus.

If you have any questions about the Fund or wish to obtain the annual, semi-annual report and SAI free of charge, please call the Fund's toll-free number:

1 877 BGI 1544 (1 877 244 1544), visit our website at: **BGICash.com**, or email the Fund at: BGICash@seic.com

You may write Barclays Global Investors Funds at:

c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website at: **http://www.sec.gov**

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address:

publicinfo@sec.gov, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC, Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Call the Commission at **1 202 942 8090** for further details.

Investment Company Act File No.: 811-7332

BGI-PR-MMF0505

BARCLAYS GLOBAL INVESTORS **BARCLAYS**

BARCLAYS GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

MONEY MARKET FUND

May 1, 2005

Barclays Global Investors Funds (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about the Trust’s Money Market Fund (the “Fund”). The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio (the “Master Portfolio”) of Master Investment Portfolio (“MIP”). The Master Portfolio has substantially the same investment objective as the Fund as described in its Prospectus.

Barclays Global Fund Advisors (“BGFA”) serves as investment adviser to the Master Portfolio. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus, also dated May 1, 2005. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. The audited financial statements for the Funds’, which include the schedule of investments and independent auditors’ report for the fiscal year ended December 31, 2004, are hereby incorporated by reference to the Funds’ Annual Report. The Prospectus and copies of the Annual Report may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by call 1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGICash@seic.com.

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HISTORY OF THE TRUST

The Trust is an open-end, management investment company organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware business trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Fund, corresponding to and having identical designations as the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the Money Market Fund. The Trust’s principal office is located at 45 Fremont Street, San Francisco, California 94105.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Investment Objectives and Policies.

The Fund and its corresponding Master Portfolio each has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the outstanding voting securities of the Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

The Fund’s investment objective is set forth in its Prospectus. The Fund’s investment objective is fundamental and cannot be changed by the Trust’s Board of Trustees without shareholder approval. The investment objective and investment policies of the Fund determine the types of portfolio securities in which it invests, the degree of risk to which the Fund is subject and, ultimately, the Fund’s performance. There can be no assurance that the investment objective of the Fund will be achieved.

Fundamental Investment Restrictions.

The Fund and Master Portfolio have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Fund, without approval by the holders of a majority (as defined in the 1940 Act) of the Funds outstanding shareholders voting interests. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding voting interests.

To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refer only to the Fund.

The Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities Exchange Commission (“SEC”) or its staff).

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

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(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph 3, the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions.

The Fund has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Board of Trustees, at any time. The Fund is subject to the following investment restrictions, all of which are non-fundamental policies.

(1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

(2) The Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

(5) The Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

(6) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

(7) The Fund may not make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

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Investments and Risks

To the extent set forth in this SAI, the Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refers only to the Fund.

The assets of the Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC, and the dollar-weighted average maturity of the Fund may not exceed 90 days. Under normal circumstances, the Fund expects to maintain a dollar-weighted average portfolio maturity of less than 60 days. The securities in which the Fund invests may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund’s investment objectives will be realized as described in the Fund’s Prospectus.

Asset-Backed and Commercial Mortgage-Backed Securities.

The Fund may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by consumer and commercial receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

Bank Obligations.

The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (the “FDIC”).

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits (“TDs”), may be general obligations of the parent banks in addition to the issuing

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branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

Commercial Paper and Short-Term Corporate Debt Instruments.

The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BGFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

Floating- and Variable-Rate Obligations.

The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

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These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio.

The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

Foreign Obligations.

The Fund may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Obligations of Foreign Governments, Supranational Entities and Banks.

The Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Fund may invest. The Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

Funding Agreements.

The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if the value were based on available market quotations.

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Illiquid Securities.

The Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Company Securities.

The Fund may invest in shares of other open-end investment companies including investment companies that are affiliated with the Fund and its adviser, BGFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. The Fund may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets with respect to all such companies in the aggregate.

Letters of Credit.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Loan Participation Agreements.

The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if the value were based on available market quotations.

Loans of Portfolio Securities.

The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

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With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Fund’s Board of Trustees.

Barclays Global Investors, N.A. (“BGI”) acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage Pass-Through Securities.

The Fund may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises including: the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

Municipal Securities.

The Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

The Fund will invest in ‘high-quality’ long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Participation Interests.

The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund’s participation interest bears to the total principal amount of the underlying securities.

Repurchase Agreements.

The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

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Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Unrated Investments.

The Fund may purchase instruments that are not rated if, in the opinion of BGFA such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund’s procedures adopted by the Trust’s Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund’s shareholder’s best interest.

To the extent the ratings given by a nationally recognized statistical ratings organization (“NRSRO”) may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of said NRSROs are more fully described in the SAI Appendix.

U.S. Government Obligations.

The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e. GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e FNMA) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Portfolio Holdings Information.

The Fund’s Board of Trustees has adopted a policy regarding the disclosure of the Fund’s corresponding Master Portfolio’s portfolio holdings that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (b) does not put the interests of the Master Portfolio’s investment adviser (the “BGFA” or “Investment Adviser”), the Fund’s distributor (the “Distributor”), or any affiliated person of the Fund, the Investment Adviser or the Distributor, above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect.

Daily access to information concerning the Fund’s corresponding Master Portfolio’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) to other personnel of the Investment Adviser and other service providers, such as the Fund’s administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolio and the terms of the Master Portfolio’s current registration statement.

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From time to time, information concerning the Fund’s corresponding Master Portfolio’s portfolio holdings may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than the close of trading on the same business day as the date of the information.

In addition, the Master Portfolio will provide portfolio holdings information to the sponsors, administrators or other service providers for feeder funds as may be necessary to (i) conduct business in the ordinary course in a manner consistent with agreements with the feeder funds and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the feeder funds. The Master Portfolio may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

The Fund will disclose its corresponding Master Portfolio’s complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. The Fund, however, may voluntarily disclose all or part of its corresponding Master Portfolio’s portfolio holdings in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a website available to intermediaries and institutional investors or other means that make the information available to all likely interested parties in a contemporaneous manner.

The Fund’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Fund’s Board of Trustees reviews the policy and the procedures for disclosure of portfolio holdings information at least annually.

MANAGEMENT

The Board of Trustees is responsible for the overall management and operations of the Fund. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., Mutual Fund Administration, 45 Fremont Street, San Francisco, California 94105.

Interested Trustees & Officers

Name and Date of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** September 27, 1961 (since May 15, 2002).	Trustee since November 16, 2001, President and Chief Executive Officer (since May 15, 2002).	Chief Executive Officer of the Intermediary Investor Business of BGI.	124	Trustee of MIP; Trust; and Director of iShares Inc.

Michael A. Latham, September 15, 1965	Secretary, Treasurer and Chief Financial Officer since April 1, 2003.	Chief Operating Officer of the Intermediary Investor Business of BGI (since 2004); Director of Mutual Fund Delivery of the Intermediary Investor Business of BGI (2000-2004); Head of Operations, BGI Europe (1997-2000).	N/A	None.

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act.

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**	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Funds and the Master Portfolios, and the parent company of BGFA, the investment adviser of the Master Portfolios.

Independent Trustees

Name and Date of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, May 29, 1944	Trustee since November 16, 2001.	President (since 2004) and Director (since 2003), of the Bernard Osher Foundation; Director, Lifelong Learning Institutes (since 2003), President and CEO, Public Broadcasting Service (since 2003); President and Chief Executive Officer of The James Irvine Foundation (from 2002-2003); President and Chief Executive Officer of KQED, Inc. from 1993-2002; Director, Bank of Hawaii.	27	Trustee of MIP; Director, Bank of Hawaii.

Jack S. Euphrat, May 28, 1922	Trustee since October 20, 1993.	Private Investor.	27	Trustee of MIP.

Richard K. Lyons, February 10, 1961	Trustee since November 16, 2001.	Acting Dean, Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations.	124	Trustee of MIP; Director (Chairman) of Matthews Asian Funds (oversees 6 portfolios); Trustee of iShares Trust (since 2001); and Director of iShares Inc (since 2001).

Leo Soong, May 15, 1946	Trustee since February 9, 2000.	President of Trinity Products LLC; Managing Director of CG Roxane LLC; Co-Founder of Crystal Geyser Water Co. (President through 1999).	27	Trustee of MIP; Vice Chairman of the California Pacific Medical Center; Director of the California State Automobile Association; Director of the American Automobile Association.

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act.

Committees.

There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (“Independent Trustee”). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2004, the Nominating Committee did not hold any meetings.

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The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund’s accounting and financial reporting practices, reviewing the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent auditors on behalf of the full Board. As of January 1, 2004, Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2004, the Audit Committee held four meetings.

Beneficial Equity Ownership Information.

As of December 31, 2004, Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Fund beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Fund and

Family of Investment Companies (as of December 31, 2004)

Interested Trustee and Officer	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	D

Independent Trustees	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
Mary G. F. Bitterman	0	0
Jack S. Euphrat	0	0
W. Rodney Hughes*	0	0
Richard K. Lyons	0	D
Leo Soong	0	0

*	Served as Trustee through December 31, 2004.

Ownership of Securities of Certain Entities.

As of December 31, 2004, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

Proxy Voting Policies.

The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolio. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolio. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for the Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolio. In some cases, BGFA may determine that it is in the best interests of the Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that

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companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolio, the Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC’s website at www.sec.gov.

Compensation.

Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex.

Compensation Table

For the Calendar Year Ended December 31, 2004

Interested Trustee

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Lee Kranefuss	$0	$0

Independent Trustee

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman	$13,000	$26,000
Jack S. Euphrat	$13,000	$26,000
W. Rodney Hughes*	$13,000	$26,000
Richard K. Lyons	$13,000	$91,000
Leo Soong	$13,000	$26,000

* Served as Trustee through December 31, 2004

Master/Feeder Structure.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of

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the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust’s Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the unique nature of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The Fund may withdraw its investment in the Master Portfolio only if the Trust’s Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Trust’s Board of Trustees would consider alternative investments, including investing all of the Fund’s assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described below with respect to the Master Portfolio.

The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2005, the shareholders identified below were known by the Trust to own 5% or more of the Fund’s outstanding shares in the following capacity:

Name and Address of Shareholder	Percentage of Fund	Nature of Ownership	Jurisdiction of Organization
FTCI Agent Revenue Attn Frank Lomassaro 2nd Floor New York, NY 10020	92%	Record	N/A

FTCI Agent Revenue Attn Frank Lomassaro 2nd Floor New York, NY 10020	5%	Record	N/A

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment powers, such shareholder may be presumed to control the Fund.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser.

The Fund is a feeder fund in a master/feeder structure. As a result the Fund will invest all of its assets in the Master Portfolio of MIP. The Master Portfolio has retained BGFA as the investment adviser to manage its assets. BGFA is entitled to receive monthly fees at the annual rate of 0.10% of the Master Portfolio’s average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expense of the Master Portfolio and accordingly,

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have a favorable impact on its performance. BGFA does not engage an investment sub-adviser, but instead manages the Master Portfolio’s assets itself. Pursuant to the advisory contract between BGFA and the Master Portfolio (“Advisory Contract”), BGFA furnishes MIP’s Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolio.

The Advisory Contract is subject to the annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days written notice by the Master Portfolio’s Board of Trustees or by vote of the holders of a majority of the Master Portfolio’s interests, or, after the Reapproval Date, on not less than 60 days written notice, by BGFA. The Advisory Contract terminates automatically in the event of an assignment as defined in the 1940 Act.

For the periods shown below, the Master Portfolio paid the following advisory fees to BGFA:

	Fiscal Year Ended 12/31/2002	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004
Money Market Master Portfolio	$2,521,707	$4,247,387	$2,690,830

For the periods shown below, BGFA waived the following advisory fees with respect to the Fund:

	Fiscal Year Ended 12/31/2002	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004
Money Market Master Portfolio	$0	$0	$2,694,437

Administrator.

The Trust has engaged BGI to provide certain administration services to the Fund. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Fund’s investment adviser. BGI also pays the compensation of the Fund’s Trustees, officers and employees who are affiliated with the Trust.

In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund’s and the Trust’s operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees and expenses of preparing and printing prospectuses, SAIs and other Fund materials. For providing such services, BGI is entitled to an annual fee of 0.35% of the Fund’s average daily net assets. BGI has contracted with Investors Bank & Trust Company (“IBT”) to provide certain sub-administration services for the Fund, and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

BGI is not entitled to compensation for providing administration services to a Master Portfolio for so long as BGI is entitled to compensation for providing administration services to the Fund that invests substantially all of its assets in it, or BGI or an affiliate receives advisory fees from the Master Portfolio.

Prior to April 1, 2003, BGI and Stephens Inc. (“Stephens”) served as co-administrators of the Funds and administration fees were paid by the Funds to BGI and Stephens jointly. For the fiscal years shown below, the Funds paid administration fees as follows:

	Fiscal Year Ended 12/31/2002	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004
Money Market Fund	$220,068	$36,930	$522,415

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For the periods shown below, BGFA waived the following administration fees with respect to the Fund:

	Fiscal Year Ended 12/31/2002	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004
Money Market Fund	$0	$0	$16,934

Distributor.

SEI Investments Distribution Co. (“SEI”) is the distributor for the Fund’s shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

SEI, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Fund for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers (“Selling Agents”). SEI does not receive a fee from the Fund for providing distribution services. BGI presently acts as a Selling Agent, but does not receive any fee from the Fund for such activities.

In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agents.

The Board of Trustees of the Fund has adopted a Shareholder Servicing Plan pursuant to which it has entered into a Shareholder Servicing Agreement with BGI and may enter into similar agreements with other entities (collectively, “Shareholder Servicing Agents”) for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily value of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives for administration services.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Custodian.

IBT is the Custodian for the Fund and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Fund.

Transfer and Dividend Disbursing Agent.

IBT has been retained to act as the transfer and dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in the Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by

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it in performing its obligations under the agreement. BGI as has agreed to pay these fees and expenses out of the fees it receives for administration services. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

Independent Auditors.

PricewaterhouseCoopers LLP (“PwC”), 333 Market Street, San Francisco, California 94105, serves as the independent registered public accounting firm for the Trust.

Legal Counsel.

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

Expenses.

Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund’s and the Trust’s operations.

DETERMINATION OF NET ASSET VALUE

The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption.

The Fund is generally open Monday through Friday and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Years Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Funds. On any day the Fund closes early, purchase and redemption orders received after the Fund’s closing time will be executed on the next Business Day. In addition, the Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

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In-Kind Purchases.

Payment for shares of the Fund may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. The Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

Suspension of Redemption or Payment of Redemption Proceeds.

The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings, (ii) trading on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

PORTFOLIO TRANSACTIONS

General.

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Fund has adopted policies and procedures that prohibit the consideration of sales of the Fund’s interests as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs. The Fund’s purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

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Portfolio Turnover.

Portfolio turnover may vary from year to year, as well as within a year. Because the portfolios of the Fund consist of securities with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses or excessive transaction costs.

Securities of Regular Brokers/Dealers.

As of December 31, 2004, the Fund owned securities of its “regular brokers or dealers” (as defined in the 1940 Act), or their parents, as follows:

	Regular Broker/Dealer or Parent	Amount
Money Market Master Portfolio
	Goldman Sachs Group Inc. (The)	$100,000,000
	Merrill Lynch & Co. Inc.	$99,994,471
	Citigroup Global Markets Holdings Inc.	$99,801,944
	Morgan Stanley	$65,060,779
	Chase Manhattan Bank USA	$50,000,000

Frequent Trading in Fund Shares.

Because of the investment objective and strategies of the Fund’s corresponding Master Portfolio, the Master Portfolio’s Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing “), and the Fund’s Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds.

DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussion in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company.

The Trust intends to continue to qualify the Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply to the Fund, rather than to the Trust as a whole. Furthermore, the Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

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In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to the Fund’s principal business of investing in stock or securities. The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, the Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax.

A 4% nondeductible excise tax will be imposed on the Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. The Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards.

The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the

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Fund do not expect to distribute such capital gains. The Fund cannot carry back or carry forward any net operating losses. As a money market fund, the Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect.

Investment through the Master Portfolio.

The Fund seeks to continue to qualify as regulated investment company by investing its assets through the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that the Fund is the sole investor in the Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in the Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the Master Portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any income or gains, the Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of income and gains without a corresponding distribution. Furthermore, the Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments.

In general, if the Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds the Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

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In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions.

For federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of the Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of the Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by the Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. The Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares.

In general, as long as the Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes.

Amounts realized by the Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, the Fund does not expect to qualify for this election.

Federal Income Tax Rates.

As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which the Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Reductions in individual federal income tax enacted in 2003 on “qualified dividend income” generally will not apply to Fund distributions. The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain

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is 35%. Marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding.

The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans.

The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Foreign Shareholders.

Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by

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a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of nine separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund’s investment objective or fundamental investment policies.

Voting.

All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in the Fund’s fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of the Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

As used in the Prospectus of the Fund and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

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The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Master Portfolio.

Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio’s investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund.

MIP is an open-end, series of management investment companies organized as a Delaware business trust. MIP was organized on October 20, 1993. In accordance with Delaware law, MIP’s Declaration of Trust provides that its investors would be personally responsible for MIP’s liabilities and obligations, but only to the extent MIP’s property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in the Master Portfolio of MIP have substantially similar voting and other rights as those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

ADDITIONAL INFORMATION ON THE FUND

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Fund at BGIFUNDS@seic.com. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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No person has been authorized to give any information or to make any representations other than those contained in the Fund’s Prospectus, this SAI, and in the Trust’s official sales literature in connection with the offer of the Fund’s shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments and independent auditors’ reports for the fiscal year ended December 31, 2004 for the Fund and Master Portfolio are hereby incorporated by reference to the Trust’s Annual Report, as filed with the SEC on March 10, 2005. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

APPENDIX

Description of certain ratings assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Inc. (“Fitch”):

S&P Long-Term Credit Ratings

“AAA”

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”

An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’ ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and it is dependent upon favorable business, financial, and economic conditions for the obligor to meets its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

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“C”

A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D”

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-).

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

S&P Short-Term Credit Ratings

“A-1”

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C”

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”

A short-term obligation rated ‘D’ is in payment for default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard and Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

28

Moody’s Long-Term Credit Ratings

“Aaa”

Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.

“Aa”

Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

“A”

Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk.

“Baa”

Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba”

Obligations rated ‘Ba’ are judged to have speculative elements and are subject to substantial credit risk.

“B”

Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

“Caa”

Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.

“Ca”

Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”

Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Credit Ratings

“P-1”

Issuers (or supporting institutions) rated ‘Prime-1’ have a superior ability to repay short-term debt obligations.

“P-2”

Issuers (or supporting institutions) rated ‘Prime-2’ have a strong ability to repay short-term debt obligations.

“P-3”

Issuers (or supporting institutions) rated ‘Prime-3’ have an acceptable ability to repay short-term obligations.

“NP”

Issuers (or supporting institutions) rated ‘Not Prime’ do not fall within any of the Prime rating categories.

29

Fitch Long-Term Credit Ratings

Fitch’s long-term credit ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Obligations rated “AAA” are considered to be investment grade. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”

Obligations rated “AA” are considered to be investment grade. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”

Obligations rated “A” are considered to be investment grade. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”

Bonds rated “BBB” are considered to be investment grade. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

“BB”

Obligations rated “BB” are considered to be speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”

Obligations rated “B” are considered to be highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC”, “CC” and “C”

Obligations rated “CCC”, “CC” and “C” are considered to be in high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probably. ‘C’ ratings signal imminent default.

“DDD”, “DD” and “D”

Obligations rated “DDD”, “DD” and “D” are currently in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e. below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

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Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’.

Fitch Short-Term Credit Ratings

Fitch’s short-term credit ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F-1”

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F-3”

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B”

Speculative. Minimal capacity for timely payments of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C”

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D”

Default. Denotes actual or imminent payment default.

Notes:

“+” may be appended to an ‘F1’ rating class to denote relative status within the category.

31

BARCLAYS GLOBAL INVESTORS FUNDS

FILE NO. 33-54126; 811-7332

PART C

OTHER INFORMATION

Item 23.	Exhibits.

Exhibit	Description

(a)	Agreement and Declaration of Trust, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

(b)	By-Laws, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

(c)	Not applicable.

(d)	Not applicable.

(e)	Distribution Agreement between SEI Investments Distribution Co. (“SEI”) and Barclays Global Investors Funds (“BGIF”) on behalf of the Funds, dated March 31, 2003, incorporated by reference to Post-Effective Amendment No. 42, filed May 1, 2003; Schedule I, filed May 25, 2004.

(f)	Not applicable.

(g)	Custody Agreement with Investors Bank & Trust Company (“IBT”) on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.

(h)(1)	Transfer Agency and Service Agreement with IBT on behalf of the Funds, dated February 27, 1998, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.

(h)(2)	Shareholder Servicing Plan dated November 27, 2001, and form of Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

Exhibit	Description

(h)(3)	Administration Agreement between Barclays Global Investors, N.A. (“BGI”) and BGIF on behalf of the Funds, dated April 1, 2003, incorporated by reference to Post-Effective Amendment No. 42, filed May 1, 2003; Appendix C filed herewith.

(h)(4)	Sub-Administration Agreement among BGI, IBT and BGIF on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 14, filed June 30, 1997.

(h)(5)	Service Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 15, filed June 30, 1998.

(h)(6)	Financial Services Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 15, filed June 30, 1998.

(h)(7)	Shareholder Servicing and Processing Plan, incorporated by reference to Post-Effective Amendment No. 52, filed May 25, 2004.

(i)	Consent of Counsel (Morrison & Foerster LLP), filed herewith.

(j)(1)	Consent of Independent Auditors (PricewaterhouseCoopers, LLP), filed herewith.

(j)(2)	Powers of Attorney for Mary G. F. Bitterman, Jack S. Euphrat, Lee T. Kranefuss, Richard K. Lyons and Leo Soong, incorporated by reference to Post-Effective Amendment No. 42, filed May 1, 2003.

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution Plan, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

(n)	Rule 18f-3 Multi-Class Plan filed herewith.

Exhibit	Description

(p)(1)	Joint Code of Ethics of BGIF and Master Investment Portfolio (“MIP”), incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

(p)(2)	Code of Ethics of BGFA, incorporated by reference to Post Effective Amendment No. 30 April 30, 2001.

(p)(3)	Code of Ethics of SEI filed herewith.

Item 24.	Persons Controlled by or Under Common Control with the Fund

Fund	Name and Address	Percentage of beneficial interests held
Government Money Market Fund-Institutional Shares	Barclays Global Fund Advisors 45 Fremont Street San Francisco, CA 94105	85%

Government Money Market Fund-Premium Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Government Money Market Fund-Select Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Government Money Market Fund-Trust Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Treasury Money Market Fund-Institutional Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Treasury Money Market Fund-Premium Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Treasury Money Market Fund-Select Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Treasury Money Market Fund-Trust Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Prime Money Market Fund-Trust Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Item 25.	Indemnification.

Section 10.02 of the Registrant’s Agreement and Declaration of Trust provides:

(a) Subject to the exceptions and limitations contained in paragraph (b) below: (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; and (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit,

or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26.	Business and Other Connections of Investment Adviser.

The Funds currently do not retain an investment adviser. The corresponding MIP Master Portfolio to the Fund is advised by BGFA, a wholly-owned subsidiary of BGI. BGFA’s business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. Information as to the executive officers and directors of BGFA is included in its Form ADV initially filed with the SEC (File No. 801-22609) on November 15, 1984 and updated thereafter and last updated on March 31, 2005 is incorporated herein by reference.

Item 27.	Principal Underwriters.

(a) The Registrant’s placement agent, SEI, acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Index Funds	July 10, 1985
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
HighMark Funds	February 15, 1997
Oak Associates Funds	February 27, 1998
The Nevis Fund, Inc.	June 29, 1998
CNI Charter Funds	April 1, 1999
Amerindo Funds Inc.	July 13, 1999

iShares Inc.	January 28, 2000
JohnsonFamily Funds, Inc.	November 1, 2000
The MDL Funds	January 24, 2001
Causeway Capital Management Trust	September 20, 2001
The Japan Fund, Inc.	October 7, 2002
TT International U.S.A. Master Trust	October 6, 2003
TT International U.S.A. Feeder Trust	October 6, 2003
AHA Investment Funds, Inc.	April 11, 2005

SEI provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

(b) The following is information with respect to each director, officer or partner of SEI. The principal business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Positions and Offices with SEI	Positions and Offices with BGIF
William M. Doran	Director, Chairman of the Board	N/A
Carl A. Guarino	Director, Executive Vice President	N/A
Edward D. Loughlin	Director, Executive Vice President	N/A
Mark J. Held	Vice President	N/A
Kevin Barr	President and Chief Operating Officer	N/A
Maxine Chou	Chief Financial Officer & Treasurer	N/A
John Munch	Vice President & General Counsel	N/A
Kenneth Zimmer	Senior Vice President	N/A
Jack May	Vice President	N/A
Kevin P. Robins	Senior Vice President	N/A
Wayne M. Withrow	Director, Executive Vice President	N/A
Timothy D. Barto	Assistant Secretary	N/A
Robert Crudup	Senior Vice President	N/A
Richard A. Deak	Assistant Secretary	N/A
Scott W. Dellorfano	Vice President	N/A
Lydia A. Gavalis	Assistant Secretary	N/A
Greg Gettinger	Vice President	N/A
Karen LaTourette	Compliance Officer & Assistant Secretary	N/A
Maria Rinehart	Vice President	N/A
Michael Farrell	Vice President	N/A
Lori L. White	Assistant Secretary	N/A
William E. Zitelli, Jr.	Vice President & Assistant Secretary	N/A

(c) Not applicable.

Item 28.	Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at the offices of IBT, 200 Clarendon Street, Boston, Massachusetts 02116.

(b) BGFA and BGI maintain all Records relating to their services as adviser and administrator, respectively, at 45 Fremont Street, San Francisco, California 94105.

(c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

(d) IBT maintains all Records relating to its services as sub-administrator and custodian at 200 Clarendon Street, Boston, Massachusetts 02116.

Item 29.	Management Services.

Other than as set forth under the caption “Management” in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement on Form N-1A pursuant to the Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 29th day of April, 2005.

BARCLAYS GLOBAL INVESTORS FUNDS

By:	/s/ Michael A. Latham
Michael A. Latham
Secretary and Treasurer
(Principal Financial and Accounting Officer)

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title

/s/ Michael A. Latham (Michael A. Latham)	Secretary and Treasurer (Principal Financial and Accounting Officer)

* (Mary G. F. Bitterman)	Trustee

* (Jack S. Euphrat)	Trustee

* (Lee T. Kranefuss)	Chairman, President and Trustee (Principal Executive Officer)

* (Richard K. Lyons)	Trustee

* (Leo Soong)	Trustee

*By:	/s/ Michael A. Latham
Michael A. Latham
As Attorney-in-Fact pursuant to powers of attorney as previously filed
April 29, 2005

Exhibit Index

(h)(3)	Appendix C to the Administration Agreement.

(i)	Legal Opinion and Consent of Counsel.

(j) (1)	Consent of PricewaterhouseCoopers LLC.

(n)	Rule 18f-3 Multi-Class Plan

(p) (3)	Code of Ethics of SEI.